UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934
Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement
Exodus Movement, Inc.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101)per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Exodus Movement, Inc.
15418 Weir Street, #333
Omaha, NE 68137
NOTICE OF ACTION TAKEN BY WRITTEN CONSENT
BY HOLDERS OF CAPITAL STOCK
OF EXODUS MOVEMENT, INC.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
The Notice and accompanying Information Statement is first being sent to our stockholders on or about November 17, 2025.
Dear Stockholders:
The enclosed information statement (the “Information Statement”) is being distributed to the holders of record, as of the close of business on November 7, 2025 (the “Record Date”), of the Class A Common Stock and the Class B Common Stock of Exodus Movement, Inc. (the “Company” or “Exodus”).
The purpose of the Information Statement is to inform you that, on November 7, 2025, (i) stockholders owning a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and stockholders owning a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class (the “Charter Amendment Consenting Stockholders”), executed and delivered to the Company a written consent in lieu of a stockholder meeting approving and adopting an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to provide that holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such distribution has been approved by the Board of Directors (the “Board”) of the Company (the “Charter Amendment,” and such consent, the “Charter Amendment Written Consent”) and (ii) stockholders owning a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class (the “Texas Redomestication Consenting Stockholders,” and together with the Charter Amendment Consenting Stockholders, the “Consenting Stockholders”), executed and delivered to the Company a written consent in lieu of a stockholder meeting approving and adopting the redomestication of the Company from the State of Delaware to the State of Texas by conversion (the “Texas Redomestication,” and together with the Charter Amendment, the “Actions,” and such consent, the “Texas Redomestication Written Consent,” and together with the Charter Amendment Written Consent, the “Written Consent”). The Consenting Stockholders include Jon Paul Richardson, Chief Executive Officer and Chair of the Board, and Daniel Castagnoli, Director and President of our wholly owned subsidiary, 3ZERO, LLC.
Under the General Corporation Law of the State of Delaware (the “DGCL”), any action required or permitted to be taken by stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents, setting forth the action taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and the holders of a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class, is sufficient under the DGCL and the Certificate of Incorporation and the Company’s Amended and Restated Bylaws (the “Bylaws”) to approve the Charter Amendment. The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, is sufficient under the DGCL and the Certificate of Incorporation and the Bylaws to approve the Texas Redomestication. Accordingly, the Actions will not be submitted to you and our other stockholders for a vote.
This letter and the accompanying Information Statement are intended to notify you of the Actions in accordance with applicable Securities and Exchange Commission (“SEC”) rules as a result of our Class A Common Stock being registered with the SEC. Pursuant to the applicable SEC rules, we plan to effect the Actions no earlier than 20 calendar days after the Notice (as defined below) and Information Statement is first sent to our stockholders, or on or about November 17, 2025.
Under Section 228(e) of the DGCL, where stockholder action is taken without a meeting by less than unanimous written consent, prompt notice of the taking of such corporate action must be given to those stockholders as of the record date for determining the stockholders entitled to act by consent (which was November 7, 2025) who have not consented and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for the notice of such meeting had been the record date for determining the stockholders entitled to act by consent. This letter is also intended to serve as the notice required by Section 228(e) of the DGCL (the “Notice”).
Holders of record and beneficial owners of Class A Common Stock will not have appraisal rights in connection with the Actions. Holders of record and beneficial owners of Class B Common Stock will not have appraisal rights in connection with the Charter Amendment. If the Texas Redomestication is completed, holders of record and beneficial owners of Class B Common Stock who (1) do not consent to the Texas Redomestication; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the effectiveness of Texas Redomestication; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not validly withdraw their demands or otherwise lose, forfeit or waive their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Texas Redomestication under Section 262 of the DGCL.
THE INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THE INFORMATION STATEMENT UNLESS YOU ARE A HOLDER OF RECORD OR BENEFICIAL OWNER OF CLASS B COMMON STOCK AND YOU WISH TO DEMAND APPRAISAL RIGHTS UNDER SECTION 262 OF THE DGCL. THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
James Gernetzke
Chief Financial Officer and Secretary

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are based upon our current expectations and various assumptions and apply only as of the date of this Information Statement. Our expectations, beliefs, and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will be achieved. Forward-looking statements are generally identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “forecast,” as well as variations of such words or similar expressions. There are a number of risks, uncertainties, and other important factors that could cause our actual results or outcomes to differ materially from those suggested by our forward-looking statements, including those set forth in the “Risk Factors” section of our most recent Annual Report on Form 10-K, as well as the other documents filed by us from time to time with the SEC. You should evaluate all forward-looking statements made in this Information Statement in the context of these risks and uncertainties. Website references throughout this document are provided for convenience only, and the content on the referenced websites is not incorporated by reference into this document.
i

QUESTIONS AND ANSWERS
Q:	Why did I receive the information statement?
A:
We sent you the Information Statement (as defined below) as a matter of regulatory compliance with SEC (as defined below) rules and Delaware law to inform you of (i) the Actions (as defined below) taken by Written Consent (as defined below) by holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, acting together as a single class, and holders of a majority of the voting power of the outstanding shares of Class B Common Stock, acting as a separate class, as applicable, and (ii) in the case of holders of Class B Common Stock, the availability of appraisal rights under Section 262 of the DGCL in connection with the Texas Redomestication (as defined below).

Q:	Who sent me this information statement?
A:	The Information Statement was sent to you and the related costs paid for by the Company (as defined below).
Q:	Do I need to return anything?
A:
The Information Statement is to inform you of the Actions taken by Written Consent by holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock, acting together as a single class, and holders of a majority of the voting power of the outstanding shares of Class B Common Stock, acting as a separate class, as applicable. If you only hold shares of Class A Common Stock, no action is required by you. If you are a record holder or beneficial owner of Class B Common Stock, you should carefully review the provisions of Section 262 of the DGCL and the summary of your appraisal rights and the procedures for demanding an appraisal of your shares of Class B Common Stock in the Information Statement. See “Action 2—Texas Redomestication—Appraisal Rights” below for additional information.

Q:	What is an action taken by written consent?
A:
Pursuant to Delaware law, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents signed by the holders of the outstanding stock having not less than the minimum number of votes necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted are delivered to the corporation in the manner required by Delaware law.

Q:	What actions were taken by written consent?
A:
Holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and holders of a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class, executed and delivered to the Company a written consent approving and adopting the Charter Amendment (as defined below).

Holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, executed and delivered to the Company a written consent approving and adopting the Texas Redomestication.
Q:	Do I need to vote on these matters?
A:
No. Since holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and the holders of a majority of the outstanding shares of Class B Common Stock, acting as a separate class, as applicable, have already executed and delivered a written consent approving and adopting these matters, your vote is not necessary.

Q:	How many shares were voted for the actions?
A:
As of November 7, 2025, the Record Date for determining the stockholders entitled to act by consent, 9,934,432 shares of Class A Common Stock and 19,350,025 shares of Class B Common Stock were outstanding and entitled to vote. Pursuant to the Certificate of Incorporation (as defined below), holders of Class A Common Stock are entitled to one vote per share, and holders of Class B Common Stock are entitled to 10 votes per share, on each matter submitted to stockholders.

Holders of 187,645 shares of Class A Common Stock and 18,751,950 shares of the Company’s Class B Common Stock, representing approximately 92.3% of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote on November 7, 2025, acting together as a single class, and 96.9% of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class, entitled to vote on November 7, 2025, executed and delivered a written consent approving the actions described herein.
The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and the holders of a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class, is sufficient under the DGCL (as defined below) and the Certificate of Incorporation and the Bylaws (as defined below) to approve the Charter Amendment. The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, is sufficient under the DGCL and the Certificate of Incorporation and the Bylaws to approve the Texas Redomestication.
All of the shares of Class A Common Stock and Class B Common Stock held by the Consenting Stockholders (as defined below) are owned of record by Jon Paul Richardson, Chief Executive Officer and Chair of the Board (as defined below), and Daniel Castagnoli, Director and President of our wholly owned subsidiary, 3ZERO, LLC.
Q:	When will the corporate action be effected?
A:
Pursuant to applicable SEC rules, the earliest date on which the Charter Amendment and the Texas Redomestication may be effected is 20 calendar days after the Notice (as defined below) and Information Statement is first sent to our stockholders. The Notice and Information Statement were first sent to our stockholders on or about November 17, 2025. Accordingly, we anticipate the Actions taken by Written Consent being effective on or about December 8, 2025.

Q:	Am I entitled to appraisal or dissenter’s rights?
A:	Holders of Class A Common Stock and Class B Common Stock are not entitled to appraisal rights with respect to the Charter Amendment.
Holders of Class A Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication. If the Texas Redomestication is completed, holders of record and beneficial owners of Class B Common Stock who (1) do not consent to or otherwise vote in favor of the Texas Redomestication; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Texas Redomestication Effective Time (as defined below); (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not validly withdraw their demands or otherwise lose, forfeit or waive their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares of Class B Common Stock in connection with the Texas Redomestication under Section 262 of the DGCL. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Texas Redomestication. See “Action 2 – Texas Redomestication—Appraisal Rights” below for additional information.

Exodus Movement, Inc.
15418 Weir Street, #333
Omaha, NE 68137

INFORMATION STATEMENT

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
Purpose of this Information Statement
This information statement (“Information Statement”) informs stockholders of Exodus Movement, Inc. (the “Company,” “Exodus,” “we,” “us,” or “our”) that, on November 7, 2025, (i) holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and stockholders owning a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class (the “Charter Amendment Consenting Stockholders”), executed and delivered to the Company a written consent in lieu of a stockholder meeting approving and adopting an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to provide that holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such distribution has been approved by the Board of Directors (the “Board”) of the Company (the “Charter Amendment,” and such consent, the “Charter Amendment Written Consent”) and (ii) holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class (the “Texas Redomestication Consenting Stockholders,” and together with the Charter Amendment Consenting Stockholders, the “Consenting Stockholders”), have executed and delivered to the Company a written consent in lieu of a stockholder meeting approving and adopting the redomestication of the Company from the State of Delaware to the State of Texas by conversion (or the Texas Redomestication, and together with the Charter Amendment, the “Actions,” and such consent, the “Texas Redomestication Written Consent,” and together with the Charter Amendment Written Consent, the “Written Consent”).
On November 7, 2025, the record date for determining stockholders entitled to consent to the Actions (the “Record Date”), the Consenting Stockholders delivered to the Company the Written Consent. The Consenting Stockholders include Jon Paul Richardson, Chief Executive Officer and Chair of the Board, and Daniel Castagnoli, Director and President of our wholly owned subsidiary, 3ZERO, LLC.
The Information Statement is being furnished to (1) inform the Company’s stockholders of the Actions before they take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (2) provide the notice (the “Notice”) required under Section 228(e) of the DGCL and (3) provide notice to holders of Class B Common Stock of the availability of appraisal rights under Section 262 of the DGCL in connection with the Texas Redomestication. Pursuant to the applicable SEC rules, we plan to effect the Actions no earlier than 20 calendar days after the Notice and Information Statement is first sent to our stockholders. The Notice and Information Statement is first being sent on or about November 17, 2025.
Voting and Votes Required
The Board is not soliciting your proxy or consent in connection with the Actions, and no proxies or consents are being requested from stockholders.
As of the Record Date, 9,934,432 shares of the Company’s Class A Common Stock and 19,350,025 shares of the Company’s Class B Common Stock were outstanding. Pursuant to the Certificate of Incorporation, holders of the Company’s Class A Common Stock are entitled to one vote per share, and holders of the Company’s Class B Common Stock are entitled to 10 votes per share, on each matter submitted to stockholders.

As of the Record Date, the Consenting Stockholders together owned of record (i) shares of Class A Common Stock and Class B Common Stock representing approximately 92.3% of the voting power of the outstanding shares of voting stock of the Company and (ii) shares of Class B Common Stock representing approximately 96.9% of the voting power of the outstanding shares of Class B Common Stock. The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, and the holders of a majority of the voting power of the outstanding shares of Class B Common Stock entitled to vote thereon, acting as a separate class, is sufficient under the DGCL and the Certificate of Incorporation and the Company’s Amended and Restated Bylaws (the “Bylaws”) to approve the Charter Amendment. The Written Consent of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote thereon, acting together as a single class, is sufficient under the DGCL and the Certificate of Incorporation and the Bylaws to approve the Texas Redomestication.

ACTION 1 – AMENDMENT TO CERTIFICATE OF INCORPORATION
The Board unanimously approved and recommended that our stockholders approve the Charter Amendment. The Charter Amendment amends the Certificate of Incorporation to add the following sentence to the end of Section 5(a) of Article V, Part A:
“Notwithstanding anything to the contrary herein, holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such Distribution has been approved by the Board of Directors.”
Purpose and Effect of the Amendment
Currently, the Certificate of Incorporation requires any dividends to be paid on both Class A Common Stock and Class B Common Stock whenever the Company elects to declare a dividend on the Class A Common Stock. Under the Charter Amendment, holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such distribution has been approved by the Board.
As over 96% of the shares of Class B Common Stock are held by Mr. Richardson and Mr. Castagnoli as of October 24, 2025, the Board considered that effecting the Charter Amendment would allow the Company to declare and pay dividends on only shares of Class A Common Stock, which are publicly listed on the NYSE American LLC (the “NYSE American”) and more broadly held by public stockholders and historically have been used as the Company’s exclusive capital-raising security, and not also on shares of Class B Common Stock, which were designed principally to preserve long-term governance rights for our co-founders for the purpose of preserving their long-term vision for the Company and promoting continuity and stability in operations, and are held primarily by our co-founders. The Board believes that the Charter Amendment will allow for additional flexibility in the Company’s capital allocation strategy and will potentially maximize value by enhancing the potential benefit the Company obtains through targeted distributions to holders of Class A Common Stock. In addition, in light of their significant holdings of Class B Common Stock, Mr. Richardson and Mr. Castagnoli have communicated to the Board that at this time they do not wish to receive any dividends on their Class B Common Stock and that they believe the Company and its stockholders would be better served if any future dividends were only paid on the Class A Common Stock.
Furthermore, Exodus is currently exploring the possibility of issuing dividends to its stockholders in the form of Bitcoin (“BTC”). Exodus is a digital asset operating company that operates in BTC, earning revenue and paying expenses in BTC, and holds a substantial amount of BTC (over 2,100 BTC as of September 30, 2025) in its corporate treasury. Issuing dividends in BTC on only shares of Class A Common Stock would allow the Company to leverage a core asset to reward its public stockholders directly, rather than converting it to fiat currency, and promote business objectives, such as the adoption of Exodus products and services, and seeks to reinforce Exodus’ commitment to driving the future of accessible and secure finance.
Accordingly, the Board determined that the Charter Amendment is advisable and in the best interest of the Company and its stockholders.
The Company intends to file a certificate of amendment to the Certificate of Incorporation setting forth the Charter Amendment in the form included as Annex A to this Information Statement with the Office of the Secretary of State in Delaware on or about December 8, 2025, which will become effective on such date.

ACTION 2 – TEXAS REDOMESTICATION
The Board unanimously approved and recommended that our stockholders approve the conversion of the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Texas (the “Texas Corporation”), as more fully described in this Action 2. The proposed redomestication of the Delaware Corporation to a Texas Corporation described in this Action 2 is referred to herein as the “Texas Redomestication.”
Principal Terms of the Texas Redomestication
The Texas Redomestication will be effected through a conversion pursuant to Section 266 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Title 1, Chapter 10, Subchapter C of the Texas Business Organizations Code, as amended (the “TBOC”), as set forth in the plan of conversion (the “Plan of Conversion”), included as Annex B to this Information Statement.
Through the adoption of the Plan of Conversion, upon the effectuation of the Texas Redomestication:
•	The Company will continue in existence as a Texas corporation and will continue to operate its business under the current name “Exodus Movement, Inc.”
•
The internal affairs of the Company will cease to be governed by Delaware law and will instead be governed by Texas law. See “Effects of the Texas Redomestication—Comparison of Stockholder Rights under Delaware and Texas Law” below.

•
The Company will cease to be governed by the Certificate of Incorporation (the “Delaware Charter”), and the Bylaws (the “Delaware Bylaws”) and will instead be governed by the provisions of the proposed Texas certificate of formation (the “Texas Charter”) and the proposed Texas bylaws (the “Texas Bylaws”), forms of which are included as Annex C and Annex D, respectively, to this Information Statement. See “Effects of the Texas Redomestication—Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws” below.

•
The Texas Redomestication will not result in any change in the Company’s business, management, obligations, assets or liabilities (other than as a result of the transaction costs related to the Texas Redomestication).

•	Each outstanding share of Class A Common Stock of the Delaware Corporation will be automatically converted into one outstanding share of Class A Common Stock of the Texas Corporation.
•	Each outstanding share of Class B Common Stock of the Delaware Corporation will be automatically converted into one outstanding share of Class B Common Stock of the Texas Corporation.
•	Stockholders of the Company will not be required to exchange their existing stock certificates for new share certificates.
•
Each common stock token representing a share of Class A Common Stock of the Delaware Corporation will continue in existence in the form of and will automatically become a common stock token representing an equal number of shares of the Class A Common Stock of the Texas Corporation under the same terms and conditions.

•
Each outstanding option, warrant, restricted stock unit or other right to receive, purchase or acquire shares of Class A Common Stock or Class B Common Stock of the Delaware Corporation, as applicable, will continue in existence in the form of and will automatically become an option, warrant, restricted stock unit or other right to receive, purchase or acquire an equal number of shares of Class A Common Stock or Class B Common Stock of the Texas Corporation, as applicable, under the same terms and conditions.

•
The Class A Common Stock of the Texas Corporation resulting from the conversion will continue to be traded on NYSE American under the current symbol “EXOD.” The Texas Redomestication is not expected to cause any interruption in the trading of such Class A Common Stock.

We anticipate that the Texas Redomestication will become effective on or about December 8, 2025 (the “Texas Redomestication Effective Time”).
The Texas Redomestication may be delayed by the Board, or the Plan of Conversion may be terminated and abandoned by action of the Board, at any time prior to the Texas Redomestication Effective Time, if the Board

determines for any reason that such delay or abandonment would be in the best interests of the Company and its stockholders. In addition, the Company may face legal challenges to the Texas Redomestication, including, among others, stockholder challenges under Delaware law, seeking to delay or prevent the Texas Redomestication.
Background of the Texas Redomestication
Like many corporations, Exodus is incorporated in Delaware. A large number of U.S. companies have historically chosen Delaware as their state of incorporation. In recent years, however, other states have amended their corporation laws and otherwise sought to make their jurisdictions more attractive as a place of incorporation. Notably, Texas has developed and advanced its corporate law system in an effort to provide a more business-friendly operating environment and a modern and predictable corporate governance framework. As a result, Texas has begun to compete with Delaware for public company incorporations. The Board considered various factors in reaching its decision to approve the Texas Redomestication and to recommend that its stockholders approve the transaction. As described below, the Board believes that there are several important reasons that the Texas Redomestication is in the best interests of the Company and its stockholders.
The Board of Directors’ Evaluation of the Texas Redomestication
The Board, in consultation with the Company’s management, has been monitoring the legal and regulatory environment for corporations. In particular, the Board has periodically reviewed developments in Delaware corporate law along with developments in the corporate laws of other jurisdictions.
At a meeting of the Board held on February 26, 2025, at which Mr. Richardson, the Chair of the Board and Chief Executive Officer, James Gernetzke, Chief Financial Officer and Secretary, Veronica McGregor, Chief Legal Officer, Blake Rizzo, Deputy General Counsel, Latisha Walter, Chief of Staff, and a representative of Gibson, Dunn & Crutcher LLP (“Gibson Dunn”), the Company’s outside corporate counsel, were present, Mr. Richardson presented on corporate governance trends relating to companies redomesticating from Delaware to other jurisdictions such as Nevada and Texas. The Board directed management to continue monitoring these developments.
At a meeting of the independent directors of the Board held on April 11, 2025, at which representatives of Morris, Nichols, Arsht & Tunnell LLP (“Morris Nichols”), the Company’s outside Delaware corporate counsel, were present, the independent directors discussed the possibility of redomesticating to a jurisdiction other than Delaware in consultation with Morris Nichols.
In July 2025, Mr. Richardson discussed the possibility of redomesticating to a jurisdiction other than Delaware with Carol MacKinlay, an independent director of the Board. Ms. MacKinlay then informed the other independent directors of the Board, Ms. Knight and Mr. Skelton of the discussion with Mr. Richardson. Thereafter, in July 2025, Ms. Knight requested additional information of management regarding a potential redomestication, including regarding the differences in the corporate laws and systems in Delaware, Nevada and Texas, including the potential advantages and disadvantages of these corporate laws and systems, and on recent developments in law and judicial decisions in Delaware and to advise the Board on how it should consider such developments in the context of a potential redomestication to another jurisdiction as well as other factors material to the decision whether to redomesticate to Texas or Nevada.
At a meeting of the Board held on August 6, 2025, at which Mr. Richardson, Mr. Gernetzke, Ms. Walter, Mr. Rizzo and a representative of Gibson Dunn were present, Mr. Richardson led the Board in a discussion with respect to potentially redomesticating to Texas or Nevada. As part of this discussion, Mr. Richardson noted that he would like to further review the possibility of redomestication and to undertake an analysis regarding the considerations for redomesticating.
In September 2025, management completed further analysis regarding a potential redomestication to a jurisdiction other than Delaware, and the Company engaged Richards, Layton & Finger, PA (“Richards Layton”), the Company’s outside Delaware counsel, and Gibson Dunn to advise on matters relating to a potential redomestication.
At a meeting of the Board held on October 13, 2025, at which Mr. Richardson, Mr. Gernetzke, Ms. Walter, Mr. Rizzo, Interim Chief Legal Officer, and representatives of Richards Layton and Gibson Dunn were present, Mr. Richardson presented on management’s assessment of a potential redomestication of the Company from Delaware to Nebraska, Nevada or Texas and discussed key differences among the jurisdictions, including variations in corporate governance flexibility, shareholder litigation, annual franchise tax obligations and business and regulatory environments, in particular as they relate to the Company’s industry. He then presented management’s recommendation, based on the analysis it had undertaken, that the Board consider redomesticating from Delaware to Texas. At the meeting, the Board, in consultation with outside counsel, discussed recent legal and judicial trends and considered whether remaining incorporated in Delaware continued to best serve the interests of the Company and its stockholders. The Board considered emerging legal initiatives in Texas, which has introduced new measures aimed at fostering a predictable, business-oriented legal environment for corporations, including through its recent establishment of a specialized business court system designed to handle complex commercial disputes efficiently and predictably. The Board then determined to continue its analysis of a potential redomestication, identifying Texas as the leading candidate for a potential redomestication due to, among other factors, Texas’ recent corporate law amendments, Texas’ statute-based legal framework, the operational Texas business court and Texas’ status as a leading digital assets and business-friendly jurisdiction, and directed management to prepare the documentation and disclosures for a redomestication to Texas for the Board’s consideration and approval.
Recommendation and Approval of the Board of Directors
At a meeting of the Board held on November 7, 2025, at which Mr. Richardson, Mr. Gernetzke, Ms. Walter, Mr. Rizzo and representatives of Richards Layton and Gibson Dunn were present, following its (i) evaluation of the proposed Texas Redomestication, including management’s recommendation and the factors considered by management and management’s rationale in recommending the Texas Redomestication, the review and consideration of various factors and considerations deemed relevant by Board and the investigation and consideration of the benefits and risks of the Texas Redomestication, and (ii) receipt of, and the opportunity to review and consider, the draft information statement to be distributed to the Company’s stockholders, the Texas Charter, the Texas Bylaws, the Plan of Conversion, the Delaware Certificate of Conversion and the Texas Certificate of Conversion and to ask questions of management and to seek advice of Richards Layton and Gibson Dunn, the Board determined that the Texas Redomestication is advisable and in the best interest of the Company and its stockholders for several important reasons described under “Reasons for the Texas Redomestication” below and unanimously approved the Texas Redomestication.
Reasons for the Texas Redomestication
More Predictability and Certainty in Decision-making
The Board believes Texas law is more advantageous to the Company than Delaware law because Texas courts follow a more statute-based approach to director and officer duties that is less dependent upon judicial interpretation. The Board believes that Texas’ approach to corporate law will provide a more stable, predictable and efficient platform for the Company’s operations, given its focus on statutes rather than Delaware’s common law approach, which relies more heavily on judicial decisions that develop and potentially shift over time. Recent Delaware Chancery Court decisions have raised questions in the market about the predictability of the Delaware courts. These decisions, in the Board’s view, have undermined what was previously touted as a significant benefit of incorporating in Delaware. Uncertainty as to the standards of conduct governing corporate decision-making, as well as the uncertainty regarding how a court may rule with respect to the propriety of a transaction after the fact, can have a chilling effect on corporate decision-making, particularly where directors and officers face risk (even if unlikely) of personal liability, which could result in a company not engaging in transactions potentially beneficial to its stockholders or the deployment of overly burdensome, resource-intensive processes that may prevent or delay otherwise value-maximizing transactions. In addition, the imposition of onerous standards of judicial review, including standards that can preclude the possibility of obtaining dismissal of claims at the pleading stage, may have the effect of encouraging litigation from the corporate plaintiff’s bar, which may in turn result in unnecessary friction and delay that may discourage pursuit of transactions the Board might otherwise believe to be in the best interests of the Company and its stockholders or inhibit the Company’s ability to compete in highly competitive market, developing novel products. The Board believes that Texas’ statute-based approach provides greater certainty for corporate decision-making, which in turn will benefit our stockholders by reducing artificial friction or undue procedural burdens and allowing the Company to more fully consider and potentially enter into advantageous business opportunities that our Board believes to be in the best interest of the Company and our stockholders.
May Reduce Risk of Opportunistic and Frivolous Litigation
In recent years, there has been an increased risk of opportunistic and frivolous litigation for Delaware public companies. The litigation environment has made Delaware a less attractive place of incorporation due to the substantial costs associated with defending against such claims. Stockholder litigation claims arising under Delaware law can result in a company incurring substantial legal fees and expenses and increases in Director and Officer (“D&O”) insurance premiums. They can also distract management and employees, diverting attention away from more pressing operational matters. For example, from time to time, Delaware public companies respond to stockholder books and records inspection demands pursuant to Section 220 of the DGCL, purportedly seeking to investigate alleged mismanagement and wrongdoing, which, in turn, may cause such companies to expend substantial legal fees and costs in responding to such demands, in addition to the time and distraction for the management team in gathering and reviewing records.
The Texas Redomestication may reduce the risk of future opportunistic and frivolous litigation against the Company and its directors and officers. Texas has implemented certain limitations for bringing a derivative proceeding against a Texas corporation, including (i) applying the business judgment rule to a decision of an independent board committee involving transactions with controlling shareholders, directors or officers, (ii) allowing public companies to adopt an ownership percentage in their certificate of formation or bylaws that shareholders must meet to initiate a claim and (iii) requiring shareholders to make a formal written demand on the corporation prior to bringing a derivative claim. Following the Texas Redomestication, the Board may elect to adopt in the Texas Bylaws an ownership threshold of up to 3% of its outstanding shares that must be held for plaintiffs to initiate a derivative claim.
In addition, although Section 220 of the DGCL was amended on March 25, 2025 (the “2025 DGCL Amendments”) to narrow the scope of such inspection demands and increase the burden on stockholders for obtaining such records, we still expect fewer opportunistic and frivolous inspection demands under Texas law as inspection rights are more restricted for shareholders of a public company like Exodus. Specifically, under the TBOC, a shareholder must hold at least 5% of the outstanding shares of a Texas corporation or have been a holder of shares for at least six months in order to be eligible to make an inspection demand. A publicly traded Texas corporation may also deny inspection demands from shareholders with ongoing or expected litigation involving the corporation or derivative proceedings involving the shareholders or its affiliates.
The Board also considered that the increasing frequency and cost of claims directed towards directors and officers of Delaware corporations has expanded the risk facing directors and officers of public companies in exercising their duties. The Board believes that Texas Redomestication may help the Company attract and retain qualified management and directors by reducing the risk of opportunistic and frivolous lawsuits.
Ecosystem and Economic Advantages
Texas is one of the largest economies in the world and has experienced significant growth and lower regulatory burden compared to other U.S. states in recent years. Texas is also emerging as a digital asset hub, hosting prominent BTC miners (such as Riot Platforms and Marathon Digital) and Tesla and SpaceX’s digital asset treasury operations and supporting the development of the digital asset industry, including by authorizing state-charted banks to offer digital asset custody services, providing a range of incentives to support digital asset miners, including certain tax benefits and workforce training initiatives, and establishing the Texas Strategic Bitcoin Reserve, a state-managed fund that holds Bitcoin as a long-term investment. Further enhancing Texas’ position in the digital asset ecosystem is the Texas Stock Exchange (“TXSE”), a forward-thinking exchange designed for innovative companies in technology and digital asset industries, which may offer long-term listing optionality and help position Exodus to benefit from a market infrastructure that evolves with and supports the digital asset industry. The Board believes that the combination of Texas’ economic strength, business-friendly operating environment and support for the digital asset industry creates opportunities for businesses like Exodus to operate in a more predictable and favorable jurisdiction, with greater potential for investment and growth.
The economic implications of redomesticating from Delaware to Texas are also a critical consideration for Exodus as they directly impact the Company’s financial sustainability and ability to reinvest in innovative digital asset and fintech initiatives. Although the Texas Redomestication is not expected to yield significant tax savings, the Board believes that Texas offers substantial advantages through potential litigation cost reductions, operational efficiencies and alignment with the Company’s growth-oriented business model, which such factors collectively position Texas as a more cost-effective domicile and one that our Board believes will improve our ability to enhance shareholder value in a competitive landscape.
Summary and Additional Context
In summary, for the reasons discussed above, the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders. In the Board’s view, the increased certainty offered by Texas law around corporate decision-making for transactions that the Board or an independent Board committee determines to be in the best interest of the Company and its stockholders, coupled with an expected reduction in the risk of litigation challenging those transactions (except in the specific circumstances recognized by Texas law), is expected to promote the pursuit of value-enhancing business strategies, help reduce the Company’s exposure to the substantial costs of corporate litigation and enhance stockholder value over the long term.
As also discussed above, the Texas Redomestication could potentially provide us greater flexibility to consider and engage in certain types of corporate transactions that might provide stockholders an opportunity to realize greater value for their shares in the Company that the Board or an independent Board committee determines to be in the best interests of our stockholders. Texas has enacted a statute codifying the business judgment rule to transactions that, under Delaware law, may be subject to judicial review under the entire fairness standard. Although the 2025 DGCL Amendments have the effect of restoring the business judgment rule as the standard of review for corporate acts on transactions involving a controlling stockholder (other than going private transactions) approved by either a special committee of independent and disinterested directors or disinterested stockholders, the application of such standard remains subject to the judicial interpretation of Delaware courts. As a result, the Texas Redomestication may allow the Company to accomplish certain types of transactions with a reduced risk of litigation and/or a court overturning the business decisions of the Board, to the detriment of the Company and its stockholders.
No such transactions potentially implicating the entire fairness standard under Delaware law are currently being discussed or considered by the Board. Accordingly, the Texas Redomestication is not being proposed to prevent a change in control, or as a response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Nevertheless, certain effects of the proposed Texas Redomestication may be considered to have anti-takeover implications by virtue of being subject to Texas law. See “Anti-Takeover Implications of the Texas Redomestication” below for additional information.
Certain Risks Associated with the Texas Redomestication
Although the Board believes that the Texas Redomestication is in the best interests of the Company and its stockholders, there can be no assurance that the Texas Redomestication will result in all or any of the benefits described in this Information Statement, including the benefits of or resulting from incorporation in Texas or the application of Texas law to the internal affairs of the Company.
Loss of Extensive Delaware Precedent Case Law and Delaware Business Courts
The Delaware Court of Chancery and Delaware Supreme Court are highly respected and experienced business courts. Delaware has an extensive body of case law. Trials are before judges who are experts in corporate law and appointed for 12-year terms. Delaware statutory law is regularly updated by the legislature, which meets every year.
By contrast, the Texas Business Court and the Fifteenth Court of Appeals are newly established courts, and it is unclear how the substantive and procedural differences of from typical Texas state courts will fully manifest. In addition, to date Texas case law concerning the application of its statutes and regulations is not as developed as Delaware case law. As a result, the Company and its shareholders may experience less predictability with respect to whether certain corporate decisions or transactions are proper and/or the extent to which shareholders maintain the right to challenge such decisions or transactions, in particular if Texas’ statutes do not provide a clear answer and the Texas Business Court or the Fifteenth Court of Appeals court must make a determination about issues concerning the Company’s governance without clear guidance or precedent.
Limitations on Derivative Claims and Shareholder Demands
As described above, the Texas Redomestication will enable the Texas Corporation to adopt a requirement in its certificate of formation or bylaws that shareholders must own up to 3% of the Texas Corporation’s outstanding shares before they can initiate a derivative claim, which would limit the ability for shareholders to bring derivative claims. Shareholders of the Texas Corporation will also have more limited rights to demand an inspection of books and records compared to stockholders of the Delaware Corporation. In addition, Texas has eliminated plaintiff attorney’s fees for disclosure suits. Such limitations may adversely affect a shareholder’s ability to bring a claim for disputes with the Company or its directors, officers or other employees, which may discourage lawsuits against the Company and its directors, officers and other employees.
Limitations on Shareholder Proposals
The Company may in the future elect to require a shareholder or group seeking to submit a shareholder proposal to satisfy the heightened requirements of TBOC Section 21.373, which provides that a shareholder or group must:

(i) beneficially own at least $1 million in shares or 3% of a company’s voting shares; (ii) hold such shares for at least six months prior to the shareholder meeting; (iii) continue holding such shares through the duration of the meeting; and (iv) solicit holders representing at least 67% of the voting power of shares entitled to vote. These heightened requirements apply to proposals on any matter to be submitted to shareholders for approval at a meeting of shareholders, including proposals submitted under Exchange Act Rule 14a-8 and floor proposals under advance notice bylaws, other than director nominations and procedural resolutions that are ancillary to the conduct of the meeting. The heightened requirements are only applicable if, as required by Texas law, the Company’s principal office is moved to Texas or if the Company is admitted on a stock exchange (a) with its principal office in Texas or (b) that has been approved by the securities commissioner of the State of Texas.
Texas Will Be the Sole and Exclusive Forum for Certain Types of Actions and Proceedings
The Texas Bylaws provide that, to the fullest extent permitted by law, the Texas Business Court in the Eleventh Division of the Texas Business Court will be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation to the Texas Corporation or Texas Corporation’s shareholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the Texas Charter or Texas Bylaws (as each may be amended from time to time); (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (vi) any other action or proceeding in which the Texas Business Court has jurisdiction. This exclusive forum provision does not apply to claims as to which the Texas Business Court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), claims that are vested in the exclusive jurisdiction of a court or forum other than the Texas Business Court, or claims for which the Texas Business Court does not have subject matter jurisdiction.
In addition, the Texas Bylaws provide that the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended (the “Securities Act”).
Transaction Costs and Potential Litigation
We have incurred and will incur certain costs in connection with the Texas Redomestication, including certain filing fees and legal and other transaction costs. We believe a majority of these costs have already been incurred or will be incurred in connection with the delivery of this Information Statement to stockholders regardless of whether the Texas Redomestication is ultimately completed, except for any litigation related expenses that may arise, which we cannot predict. Many of the expenses that will be incurred and other potential transaction costs are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Texas Redomestication.
It is also possible that the Texas Redomestication, regardless of merit, results in additional litigation, with additional expense, distraction and time of the Company and management to address such litigation. Further, if a court determines that any such litigation has merit, we may be required to pay substantial monetary damages or attorneys’ fees.
Effects of the Texas Redomestication
The Texas Redomestication will effect a change in the legal domicile of the Company and other changes, the most significant of which are described below. Following the Texas Redomestication, the Company will be governed by the TBOC instead of the DGCL, and the Company will be governed by the Texas Charter and Texas Bylaws. The Delaware Charter and the Delaware Bylaws will no longer be applicable following completion of the Texas Redomestication.
The summaries below do not purport to be complete and are subject to, and qualified in their entirety by reference to, the TBOC, the Texas Charter, the Texas Bylaws, the DGCL, the Delaware Charter and Delaware Bylaws, which you should carefully read, together with this entire document and the other referenced documents for a more complete understanding of the differences between being a stockholder of the Delaware Corporation before the Texas Redomestication and being a shareholder of the Texas Corporation following the completion of the Texas

Redomestication. Copies of the Texas Charter, the Texas Bylaws, the Delaware Charter, the Delaware Bylaws and the form of certificate of amendment to effect the proposed Charter Amendment described in Action 1 are included Annex C, Annex D, Annex E, Annex F and Annex A, respectively, to this Information Statement.
Certain Differences Between the Delaware Charter and Bylaws and the Texas Charter and Bylaws
The Texas Charter and Texas Bylaws differ in many respects from the Delaware Charter and Delaware Bylaws. The differences between the rights of stockholders of the Delaware Corporation under the Delaware Charter and Delaware Bylaws and their rights as shareholders of the Texas Corporation immediately after the Texas Redomestication under the Texas Charter and Texas Bylaws are summarized below.

Provision	Delaware	Texas
With Respect to the Board of Directors

Director Vacancies
The Delaware Charter provides that, after the time the Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Delaware Corporation’s outstanding capital stock, and subject to the rights of the holders of any one or more series of preferred stock of the Delaware Corporation then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors of the Delaware Corporation shall be filled only by a majority vote of the directors then in office, and not by stockholders.

The Delaware Bylaws provide that (i) if the Delaware Corporation should have no directors in office, then any officer or any stockholder (or certain fiduciaries acting for a stockholder) may apply to the Delaware Court of Chancery to order an election as provided in Section 211 of the DGCL and (ii) at the time of any vacancy or newly created directorship, if the directors then in office constitute less than a majority of the whole Board (as constituted before any increase), stockholders holding at least 10% voting stock may apply to the Delaware Court of Chancery to order an election to fill any such vacancies or newly created directorship, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL.

The Texas Charter provides that, after the time the Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Texas Corporation’s outstanding capital stock, except as otherwise provided by the TBOC and subject to the rights of the holders of any one or more series of preferred stock of the Texas Corporation then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors of the Texas Corporation shall be filled only by a majority vote of the directors then in office.

The Texas Bylaws do not contain similar provisions.

Provision	Delaware	Texas
Director Removal	The Delaware Bylaws provide that any director or the entire Board may be removed as provided in the Delaware Charter and Section 141(k) of the DGCL.	The Texas Bylaws provide that any director or the entire Board may be removed as provided in the Texas Charter.

Board of Director Committees
The Delaware Bylaws provide that no committee of directors shall have the power or authority to (1) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (2) adopt, amend, or repeal bylaw of the Company.

The Texas Bylaws provide that no committee of directors shall have the power or authority to:

(1)
amend the certificate of formation, except to: (A) establish a series of shares; (B) increase or decrease the number of shares in a series; or (C) eliminate a series of shares established by the board of directors;
(2)
propose a reduction of stated capital;
(3)
approve a plan of merger, share exchange, or conversion of the corporation
(4)
recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business;
(5)
recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination;
(6)
amend, alter, or repeal the bylaws or adopt new bylaws;
(7) fill vacancies on the board of directors;
(8)
fill vacancies on or designate alternate members of a committee of the board of directors;
(9)
fill a vacancy to be filled because of an increase in the number of directors;
(10)
elect or remove officers of the corporation or members or alternate members of a committee of the board of directors;
(11)
set the compensation of the members or alternate members of a committee of the board of directors; or
(12)
alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.

Provision	Delaware	Texas
With Respect to Stockholders

Stockholder Vote for Fundamental Business Transactions
Under the DGCL, certain matters subject to a stockholder vote, including certain business transactions, including, without limitation, mergers and sales of substantially all assets, require a default vote of the holders of a majority in voting power of the outstanding shares entitled to vote thereon, unless the certificate of incorporation specifies a higher voting threshold. The Delaware Charter does not expressly increase the voting threshold on such business combinations, so the default voting standard applies.

Under the TBOC, certain matters subject to a shareholder vote, including a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) such as mergers and sales of substantially all assets, require a default vote of at least two-thirds of the outstanding shares in each class or series of shares entitled to vote thereon, unless the charter specifies a lower voting threshold. Accordingly, the Texas Charter contains provisions setting the default voting standard at an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Texas Corporation entitled to vote thereon unless a different standard is specified in the TBOC, Texas Charter or Texas Bylaws.

Action By Written Consent
The Delaware Charter prohibits stockholder action by written consent after the time holders Class B Common Stock cease to have voting control over shares representing a majority of the total voting power of the Delaware Corporation’s outstanding capital stock.

Under the TBOC, shareholders are required to have the option to act by unanimous written consent in lieu of a meeting. Accordingly, the Texas Charter prohibits stockholder action by written consent except for unanimous written consent after the time Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Texas Corporation’s outstanding capital stock.

Calling of Special Meetings of Stockholders	The Delaware Charter and Delaware Bylaws provide that special meetings of stockholders may not be called by stockholders.
Under the TBOC, a special meeting of shareholders may be called by holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting. The Texas Charter and Texas Bylaws provide that holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Texas Corporation’s shares entitled to vote at the special meeting may call a special meeting of shareholders.

Provision	Delaware	Texas
Cancel, Postpone or Reschedule Special Meetings of Stockholders
The Delaware Bylaws provide that the Board of the Delaware Corporation may cancel, postpone or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders.

The Texas Bylaws provide that, to the extent permitted by the TBOC, the Board of the Texas Corporation may cancel, postpone or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders. Under the TBOC, The Board may not cancel a special meeting of shareholders called by shareholders.

Partly Paid Stock	The Delaware Bylaws permit the Delaware Corporation to issue partly paid stock.
Under the TBOC, partly paid stock is prohibited due to the TBOC’s requirement that full consideration for shares be paid before issuance. Accordingly, the Texas Bylaws do not provide for the issuance of partly paid stock.

Proxies	Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.	Under the TBOC, a proxy is not valid after 11 months after the date the proxy is executed unless otherwise provided by the proxy.

Indemnification
The Delaware Corporation will indemnify, to the fullest extent permitted by law or the DGCL, any director or officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any proceeding, including any action by or in right of the Delaware Corporation, by reason of any services undertaken by such person on behalf of the Delaware Corporation or that person’s status as a director or officer of the Delaware Corporation; provided that, in the case of any action by or in right of the Delaware Corporation, indemnification may be made only for expenses (and not judgments or amounts paid in settlement) and no indemnification shall be made if such person is found liable to the Delaware Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action was brought deems indemnification fair and reasonable in light such finding of liability.

The Delaware Corporation has the power to indemnify its employees or other agents to the extent not prohibited by the DGCL.

The Texas Corporation will indemnify, to the fullest extent permitted by law or the TBOC, any director or officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any proceeding, including any action by or in right of the Texas Corporation, by reason of any services undertaken by such person on behalf of the Texas Corporation or that person’s status as a director or officer of the Texas Corporation; provided that, in the case of any action by or in right of the Texas Corporation, no indemnification shall be made if such person is found liable to the Texas Corporation unless and only to the extent that the court in which such action was brought deems indemnification fair and reasonable in light such finding of liability.

The Texas Corporation has the power to indemnify its employees or other agents to the extent not prohibited by the TBOC.

See “Comparison of Stockholder Rights under Delaware and Texas Law—Indemnification” below.

Provision	Delaware	Texas
Advancement of Expenses
The Delaware Bylaws provide that expenses incurred by an officer or director of the Delaware Corporation in defending any proceeding will be paid in advance the Delaware Corporation upon receipt of a written request (together with documentation evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification under the Delaware Bylaws or the DGCL.

The Texas Bylaws provide that reasonable expenses incurred by an officer or director of the Texas Corporation in defending any proceeding will be paid in advance the Texas Corporation upon receipt of a written request (together with documentation evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it is ultimately determined that the person is not entitled to indemnification under the Texas Bylaws or the TBOC.

Under the TBOC, before a corporation can advance expenses incurred by a director or officer in defending a proceeding, a director or officer is also required to provide a written affirmation attesting in good faith to such director’s or officer’s compliance with the standard of conduct necessary for indemnification, which requirement is included in the Texas Bylaws.

See “—Comparison of Stockholder Rights under Delaware and Texas Law—Advancement of Expenses.”

Notice to Stockholders
The Delaware Bylaws do not contain similar provisions to the Texas Bylaws.

The Delaware Bylaws permit the Delaware Corporation to deliver a single written notice to stockholders who share an address (unless a stockholder objects) and permit the corporation to not give notice where notice would be unlawful.

The Texas Bylaws, consistent with the TBOC, provide that notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) must be given to each shareholder of the Texas Corporation not later than 21 days prior to such meeting, regardless of whether the shareholder is entitled to vote on the matter, in accordance with of the TBOC.

The TBOC does not contain provisions allowing the Texas Corporation to deliver a single notice to multiple shareholders at the same address or to not deliver notice where such notice would be unlawful. Accordingly, the Texas Bylaws do not contain such provisions.

Exclusive Forum	The Delaware Bylaws provide that, unless the Delaware Corporation consents to an alternative forum, the Delaware Court of	The Texas Bylaws provide that, unless the Texas Corporation consents to an alternative forum, the Texas Business

Provision	Delaware	Texas

Chancery shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Delaware Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Delaware Corporation to the Delaware Corporation or its stockholders; (iii) any action arising pursuant to any provision of the DGCL, the Delaware Charter or the Delaware Bylaws; or (iv) any action asserting a claim governed by the internal affairs doctrine.

Court in the Eleventh Division shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Texas Corporation; (ii) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Texas Corporation to the Texas Corporation or Texas Corporation’s shareholders; (iii) any action asserting a claim against the Texas Corporation or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC, the Texas Charter or Texas Bylaws (as each may be amended from time to time); and (iv) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (vi) any other action or proceeding in which the Texas Business Court has jurisdiction.

Jury Trial Waiver
Neither the Delaware Charter nor the Delaware Bylaws includes a mandatory waiver of the right to a jury trial. Jury trials are generally not available in the Delaware Court of Chancery, which is the venue in which stockholder suits relating to the internal affairs of a Delaware corporation are typically filed.

The Texas Bylaws provide that, unless the Texas Corporation consents to a jury trial, each shareholder, director and officer of the Texas Corporation irrevocably and unconditionally waive any right to a trial by jury in any legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim arising out of “internal entity claim” (as defined in Section 2.115 of the TBOC) and to the fullest extent permitted by applicable law, any other legal action, proceeding, cause of action, counterclaim, cross-claim or third-party claim within the scope of the exclusive forum provision.

Comparison of Stockholder Rights under Delaware and Texas Law
The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Texas Redomestication, the rights of the Company’s shareholders will be governed by the TBOC, the Texas Charter and the Texas Bylaws. The statutory corporate laws of Texas, as governed by the TBOC, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder of the Company, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Delaware Corporation under the DGCL and the rights of shareholders of the Texas Corporation following completion of the Texas Redomestication under the TBOC. This section does not provide a complete description of all differences among such rights, nor does it include a complete description of such rights.
Increasing or Decreasing Authorized Capital Stock
Under both Delaware and Texas law, stockholders must approve an increase or decrease in the number of authorized shares in accordance with the provisions of the applicable statutes. However, the DGCL provides that if the increase in the number of authorized shares is in connection with a forward stock split (up to an amount proportionate to the subdivision), no stockholder approval is required provided that the corporation only has one class of stock outstanding and such class is not divided into series (unless stockholder approval is expressly required by the certificate of incorporation). The TBOC allows forward or reverse stock splits without the need for shareholder approval, so long as (i) the corporation only has one class of stock outstanding and such class is not divided into series and (ii) the primary purpose of such forward or reverse split is to maintain listing eligibility on a national securities exchange.
The Delaware Charter and the Texas Charter both state that an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock voting together as a single class for any increase or decrease in shares of capital stock. However, the application of these provisions in the Delaware Charter and Texas Charter differ under Delaware law and Texas law, respectively, as discussed below.
Under Delaware law, before the time Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Delaware Corporation’s outstanding capital stock, an amendment to increase or decrease the authorized number of shares of Class A Common Stock or an amendment to effect a reverse split of shares of a class of Class A Common Stock may be approved by the holders of a majority of the votes cast on the amendment (rather than a majority of the outstanding shares entitled to vote thereon) in circumstances where the shares of Class A Common Stock are listed on a national securities exchange immediately before any such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective. Under Delaware law, after the time the Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Delaware Corporation’s outstanding capital stock, any amendment to the Delaware Charter, including any amendment to increase or decrease the authorized shares of a class of stock or a reverse stock split, requires the affirmative vote of the holders of 66 2/3% of the voting power of the then outstanding voting securities of the Delaware Corporation, voting together as a single class, in addition to any other vote required by law or the Delaware Charter.
Under the Texas law, before the time Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Texas Corporation’s outstanding capital stock, an amendment to increase or decrease the authorized number of shares of Class A Common Stock or an amendment to effect a reverse split of shares of a class of Class A Common Stock may be approved by the holders of a majority of the total voting power represented by the outstanding capital stock voting. Under Texas law, after the time the Class B Stockholders cease to have voting control over shares representing a majority of the total voting power of the Texas Corporation’s outstanding capital stock, any amendment to the Texas Charter, including any amendment to increase or decrease the authorized shares of a class of stock or a reverse stock split, requires the affirmative vote of the holders of 66 2/3% of the voting power of the then outstanding voting securities of the Texas Corporation, voting together as a single class, in addition to any other vote required by law or the Texas Charter.
Classified Board of Directors
The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class of directors each year and the directors in each class are elected to a term of three years. Similarly, the TBOC permits any Texas corporation to classify its board of directors into two or three classes, with each group containing the same or a similar number of directors as each other class and staggered terms of office.
The Delaware Charter and the Texas Charter both provide for a board of directors classified into three classes effective as of the first date on which the holders of Class B Common Stock, collectively, cease to have voting control over shares representing at least a majority of the total voting power of outstanding capital stock of the Delaware Corporation and Texas Corporation, respectively.
Cumulative Voting
Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder, multiplied by the number of directors to be elected, and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The TBOC also permits any Texas corporation to provide in its certificate of formation the right to cumulative voting in the election of directors if certain procedures are followed.
The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Texas Charter does not provide for cumulative voting.
Vacancies
Under the DGCL, unless otherwise provided in the certificate of incorporation or bylaws: (1) vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; and (2) whenever the holders of any class or classes of stock or series thereof are entitled to elect 1 or more directors by the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Under the TBOC, except as provided below with respect to class voting, vacancies may be filled by the affirmative vote of the majority of the remaining directors, even if less than a quorum, or by the election at an annual or special meeting of shareholders called for that purpose. The term of a director elected to fill a vacancy occurring in the board of directors is the unexpired term of the director’s predecessor in office.
Under the TBOC, except as provided below with respect to class voting, a directorship to be filled because of an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders. Under the TBOC, the board of directors may not fill more than two such directorships during the period between any two successive annual meetings of shareholders.
Unless otherwise authorized by a Texas corporation’s certificate of formation, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, that the certificate of formation entitles the holders of a class or series of shares or group of classes or series of shares to elect may be filled only: (1) by the affirmative vote of the majority of the directors then in office elected by the class, series, or group; (2) by the sole remaining director elected in that manner; or (3) by the affirmative vote of the holders of the outstanding shares of the class, series, or group. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.
Removal of Directors
Under the DGCL, the holders of a majority in voting power of the issued and outstanding stock entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is divided into classes or (ii) the corporation has cumulative voting. Where the board is divided into classes, directors may be removed only for cause unless the certificate of incorporation provides otherwise. The Delaware Charter provides that, effective as of the first date on which the holders of Class B Common Stock, collectively, cease to have voting control over shares representing at least a majority of the total voting power of outstanding capital stock of the Delaware Corporation, the Board will be classified and stockholders may remove directors only for cause and only with the vote of 66 2/3% of the voting power of the then outstanding voting securities of the Delaware Corporation, voting together as a single class.
The TBOC provides that in the absence of a provision for removal in the certificate of formation or bylaws, a director may be removed from office, with or without cause, by the persons entitled to elect, designate, or appoint the director. If the director was elected to office, removal requires an affirmative vote equal to the majority of shareholders entitled to vote at an election of the director or directors. The Texas Charter provides that, effective as of the first date on which the holders of Class B Common Stock, collectively, cease to have voting control over shares representing at least a majority of the total voting power of outstanding capital stock of the Texas Corporation, the Board will be classified and stockholders may remove directors only for cause and only with the vote of 66 2/3% of the voting power of the then outstanding voting securities of the Texas Corporation, voting together as a single class.

Fiduciary Duties and Business Judgment
Texas, like most jurisdictions, requires that directors and officers of Texas corporations exercise their powers in good faith and with a view to the interests of the corporation. In Texas, fiduciary duties are generally developed by case law. Directors and officers owe fiduciary duties of loyalty, care and obedience (i.e., duty to follow the law) to the corporation. A director can rely (unless the director knows reliance is unwarranted) in good faith and with ordinary care on information, opinions, reports, including financial statements and other financial data, concerning a domestic entity or another person prepared or presented by: officers, employees, legal counsel, certified public accountants, investment bankers, a person reasonably believed to have professional expertise in the matter and board members of a committee of which the director is not a member.
Texas has codified the business judgment rule, providing statutory protection of corporate directors and officers from liability for decisions made in good faith and with due care, provided they are not self-dealing and do not involve fraud. The statute imposes pleading requirements on those seeking to challenge actions taken by management, it mandates that no cause of action may be brought against such a corporation’s directors or officers based on any alleged act or omission unless the claimant proves that the act or omission constituted a breach of the person’s fiduciary duties involving fraud, intentional misconduct, an ultra vires act, or a knowing violation of law. It further requires that the claimant plead with particularity the circumstances constituting the fraud, intentional misconduct, ultra vires act, or knowing violation of law. In addition, all directors and officers are entitled to a presumption that their actions or omissions on behalf of the corporation were made in good faith, on an informed basis, in furtherance of the interests of the corporation, and in obedience to the law and the corporation’s governing documents.
Under Delaware law, directors owe fiduciary duties of care and loyalty to the corporation and its stockholders. Actions of the board are generally entitled to the presumption of the business judgment rule, which is a presumption that the directors acted in good faith, on a fully informed basis and in the best interests of the corporation and its stockholders. The business judgment rule has not been codified in Delaware but is instead a common law presumption that generally may be rebutted through a showing that a decision was not approved by a majority of disinterested and independent directors. In addition, the business judgment rule may not apply with respect to certain other transactions in which a controlling stockholder or control group has interests that are different from or in addition to the interests of the corporation and its stockholders generally.
Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information.
Although Delaware law does not codify the business judgment rule, Section 144 of the DGCL sets forth procedures regarding the approval of transactions in which directors, officers, controlling stockholders or members of a control group may have a unique interest that, if followed, would have the effect of restoring the presumption of the business judgment rule.
Jurisdiction of Disputes
The DGCL provides that the certificate of incorporation or the bylaws may require, consistent with applicable jurisdictional requirements, that any or all “internal corporate claims” (which generally means claims, including claims in the right of the corporation, that are based upon a violation of a duty by director or officer or a stockholder that owes duties as such, or as to which the DGCL confers jurisdiction upon the Court of Chancery, must be brought exclusively in the courts in Delaware. The DGCL provides that no provision of the certificate of incorporation may prohibit bringing internal corporate claims in the courts in Delaware.
The DGCL also provides that the certificate of incorporation and bylaws may require stockholders, when acting in their capacity as stockholders or in the right of the corporation, to bring intra-corporate claims (which are generally those that are not internal corporate claims but relate to the business of the corporation, the conduct of its affairs or the rights or power of stockholders, directors or officers) in one or more prescribed forums or venues, provided the provision allows a stockholder to bring such claims in at least one court in Delaware that has jurisdiction over such claims.

As the DGCL expressly provides that no provision of the certificate of incorporation or bylaws may prohibit internal corporate claims from being brought in the courts in Delaware and that a provision of the certificate of incorporation or bylaws selecting a forum for intra-corporate claims must allow a stockholder to bring intra-corporate claims in at least one court in Delaware, a Delaware corporation may not through a provision of its certificate of incorporation mandate that internal corporate claims or intra-corporate claims, including any such claims arising under the federal securities laws, be brought exclusively in a court other than one or more of the courts in Delaware or be resolved exclusively through arbitration. The DGCL also provides that the certificate of incorporation and bylaws may not impose liability for the attorneys’ fees of the corporation or any other party in connection with internal corporate claims or intra-corporate claims.
The TBOC provides that the certificate of formation or bylaws of a Texas corporation, consistent with state and federal jurisdictional requirements, may provide that any “internal entity claim” (generally defined as a claim of any nature, including a derivative claim in the right of the corporation, that is based on, arises from, or relates to the internal affairs of the corporation) must be brought only in a court in Texas and that one or more courts in Texas having jurisdiction must serve as the exclusive forum and venue for any internal entity claims. The TBOC does not address exclusive forum provisions in the certificate of formation or bylaws that are applicable to claims other than internal entity claims.
Flexibility for Decisions, Including Takeovers
Texas provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Texas law emphasizes that directors must act in good faith, with due care, and in the best interests of the corporation and its shareholders and the duty to maximize shareholder value in change of control situations is not among the fiduciary duties expressly required under Texas case law.
The DGCL does not provide a list of statutory factors that corporate directors and officers may consider in making decisions. Instead, in a number of cases and in certain situations, the Delaware courts have stated that directors owe a duty to stockholders to the exclusion of other interests. Thus, in a sale of control, directors have been held to owe a duty to secure the best transaction reasonably available to stockholders, which has been construed to require the directors to focus on securing the transaction yielding the greatest value, regardless of its effect on other corporate constituencies. In the context of a sale of control, the Delaware courts will not initially apply the business judgment rule to the board’s decisions but will instead assess whether the board took reasonable measures to secure the best transaction reasonably available. In addition, the Delaware courts have initially applied heightened scrutiny to actions taken by boards that impede on a space allotted for stockholder decision-making, including the unilateral adoption of defensive measures designed to prevent, impede or delay a hostile bidder. In those cases, the Delaware courts will evaluate whether the board identified a threat to the corporation or its stockholders and whether the board’s response was reasonable and proportionate to the threat. Thus, the deference afforded to directors of Texas corporations when making business decisions, including in the context of a hostile takeover, is significantly greater than that afforded to directors of Delaware corporations. In light of current Texas case law, our Board will have greater discretion in determining the factors it deems appropriate to consider when making corporate decisions than they currently have under Delaware law.
Considerations by Directors Permitted by Statute
Under the DGCL, except for corporations that have opted to become public benefit corporations, directors of Delaware corporations do not have any express statutory authority to consider constituencies beyond stockholders when discharging their fiduciary duties. Delaware case law provides that fiduciary duties generally require directors to seek to maximize the value of the corporation for the long-term benefit of the stockholders and that directors can consider the interests of other constituencies so long as doing so serves the ultimate goal of value maximization.
Under the TBOC, in discharging the duties of a director and in considering the best interests of the corporation, a director is entitled to consider the long-term and short-term interests of the corporation and the shareholders of the corporation, including the possibility that those interests may be best served by the continued independence of the corporation.
In discharging the duties of a director or officer under the TBOC or otherwise, a director or officer of a corporation is entitled to consider any social purpose specified in the corporation’s certificate of formation. In addition, the TBOC provides that nothing prohibits or limits a director or officer of a corporation that does not have a social purpose specified as a purpose in the corporation’s certificate of formation from considering, approving, or taking an action that promotes or has the effect of promoting a social, charitable, or environmental purpose.

Limitation on Personal Liability of Directors and Officers
The TBOC and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminates or limits the personal liability of directors and officers to the corporation or its stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.
The DGCL permits corporations to adopt charter provisions exculpating directors from monetary liability to the corporation and its stockholders for breaches of the directors’ duty of care, but the statute precludes liability limitation for breach of the duty of loyalty, acts or omissions not in good faith or involving intentional misconduct, and for paying dividends or repurchasing stock out of other than lawfully available funds. With respect to a corporation’s most senior officers, namely the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the corporation’s most recent SEC filings or who otherwise consent to jurisdiction under Delaware’s long-arm statute applicable to directors and officers of Delaware corporations, the DGCL authorizes similar limitations of liability, but only in connection with direct claims brought by stockholders, including class actions. The DGCL does not, however, authorize a limitation on liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.
Under the TBOC, a corporation is permitted to provide that a director or officer is not liable, or is liable only to the extent provided by the certificate of formation, to the corporation or its shareholders for monetary damages for an act or omission by the person in the person’s capacity as a director or officer, respectively. The TBOC does not, however, permit any limitation of the liability of a director or officer for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director or officer obtains an improper benefit, regardless of whether the benefit resulted from an action taken within the scope of the person’s duties; or (iv) an act or omission for which the liability of a director or officer is expressly provided by an applicable statute (such as wrongful distributions).
As discussed above, under the statutory business judgment rule protection, the TBOC also provides that for a publicly traded corporation, corporations and their shareholders would not have a cause of action against a director or officer of the corporation a result of any act or failure to act, unless: (i) the presumption of the business judgment rule is rebutted; (ii) the director’s or officer’s act or failure to act constituted a breach of a fiduciary duty; and (iii) such breach involved fraud, intentional misconduct, an ultra vires act, or a knowing violation of law.
The Delaware Charter and the Texas Charter provide for exculpation of directors and officers to the fullest extent permitted by the DGCL and the TBOC, respectively. As described above, the TBOC provides broader protection from personal liability for directors and officers than the DGCL.
Indemnification
The TBOC and the DGCL each have statutory mechanisms that permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.
In suits that are not brought by or in right of the corporation, the DGCL’s statutory indemnification mechanisms permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover under these statutory provisions as long as they acted in good faith and in a manner the person reasonably believed was in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, that such person had no reasonable cause to believe their conduct was unlawful. In suits that are brought by or in right of the corporation, the DGCL’s statutory indemnification mechanisms permit a corporation to indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred, except that the corporation may not indemnify the person for any claim, issue or matter as to which the person has been adjudged liable to the corporation unless and only to the extent that the court in which the action or suit was brought determines that, despite the adjudication of liability but in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses. The DGCL also requires a corporation to indemnify its directors and officers against the expenses they actually and reasonably incur in defending against any action, suit or proceeding for which they may be indemnified if they have been successful on the merits or otherwise in the defense.

Under the TBOC, a corporation is required to indemnify a, director, former director or delegate against reasonable expenses actually incurred by the person in connection with a proceeding in which the person is a respondent because the person is or was a director or delegate if the person is wholly successful, on the merits or otherwise, in the defense of the proceeding. Under the TBOC, a court may order a corporation to indemnify a director, former director or delegate to the extent the court determines that the person is fairly and reasonably entitled to indemnification in view of all the relevant circumstances.
Under the TBOC, a corporation is permitted to indemnify a director, former director or delegate who was, is, or is threatened to be made a respondent in a proceeding, against judgments and against expenses (other than a judgment) reasonably and actually incurred by the person in connection with a proceeding if the person: (i) acted in good faith; (ii) reasonably believed, in the case of conduct in the person’s official capacity, that the person’s conduct was in the corporation’s best interests, and in any other case, that the person’s conduct was not opposed to the corporation’s best interests; and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person’s conduct was unlawful.
If, however, the person is found liable to the corporation, or is found liable on the basis that he or she received an improper personal benefit, then indemnification under the TBOC is limited to the reimbursement of reasonable expenses actually incurred in connection with the proceeding, and which excludes a judgment, a penalty, a fine, and an excise or similar tax, including an excise tax assessed against the person with respect to an employee benefit plan. Furthermore, no indemnification will be available if the person is found liable for: (i) willful or intentional misconduct in the performance of the person’s duty to the corporation; (ii) breach of the person’s duty of loyalty owed to the corporation; or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.
A corporation may indemnify or advance expenses to a person who is not a director, including an officer, employee or agent, as provided by: (a) the corporation’s governing documents; (b) general or specific action of the corporation’s board of directors; (c) resolution of the shareholders; (d) contract; or (e) common law.
Advancement of Expenses
The DGCL and TBOC have substantially similar provisions regarding advancement of expenses by a corporation of its officers, directors, employees and agents.
The DGCL provides that expenses incurred by an officer, director, employee or agent of a corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding. In the case of a current director or officer, the advances may be made only upon the corporation’s receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation as authorized under the DGCL. A Delaware corporation has the discretion to decide whether or not to advance such defense expenses, unless its certificate of incorporation or bylaws or any agreement provides for mandatory advancement.
Under the TBOC, a corporation may pay or reimburse reasonable expenses incurred by a present director or delegate who was, is, or is threatened to be made a respondent in a proceeding in advance of the final disposition of the proceeding without making the determinations required for permissive indemnification after the corporation receives: (i) a written affirmation by the person of the person’s good faith belief that the person has met the standard of conduct necessary for indemnification; and (ii) a written undertaking by or on behalf of the person to repay the amount paid or reimbursed if the final determination is that the person has not met that standard or that indemnification is prohibited by the TBOC. Similar to Delaware, such advancement of expenses would be discretionary unless the certificate of formation, the bylaws or an agreement made by the corporation requires the corporation to pay such expenses upon receipt of such an undertaking.
Director Compensation
The DGCL provides that, unless otherwise restricted by the certificate of incorporation or bylaws, the board of directors may fix the compensation of directors, but it does not otherwise govern the establishment of director compensation or the fairness of director compensation. The TBOC allows compensation to directors in a reasonable amount to the director for the services provided. The Board after the Texas Redomestication will establish the compensation of its directors, as it did before the Texas Redomestication.

Action By Written Consent of Directors
Both the DGCL and TBOC provide that, unless the certificate of incorporation or formation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.
Neither the Delaware Charter or Delaware Bylaws, nor the Texas Charter or Texas Bylaws, limits the type or nature of a board or committee action taken by written consent.
Actions By Written Consent of Stockholders
Under the DGCL, unless the certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock, having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders, consent to the action in writing. Under the TBOC, any action required or permitted to be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if (i) all holders of outstanding shares of stock, or (ii) if authorized in the certificate of formation, the holders of outstanding shares of stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders, consent to the action in writing. Both the DGCL and the TBOC require a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.
The DGCL also permits a corporation to restrict or prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such restriction or prohibition in its certificate of incorporation or bylaws. The TBOC requires that shareholders have the right to act by written consent however such written consent can be limited to requiring unanimous written consent of the shareholders to act in lieu of a meeting.
Dividends and Distributions
Delaware law is similar to Texas law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.
Under the TBOC, a distribution is defined as a transfer of cash or other property (except a corporation’s own shares or rights to acquire its shares or a split-up or division of the issued shares of a class of a corporation into a larger number of shares within the same class that does not increase the stated capital of the corporation), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of a corporation’s outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets.
Under the TBOC, a corporation may not make a distribution if such distribution violates its certificate of formation, if the corporation’s surplus is less than the amount of the corporation’s stated capital (as determined by the TBOC) or, unless a corporation is in receivership or the distribution is made in connection with the winding up and termination of the corporation, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation, or, subject to certain exceptions, if the distribution will be made to shareholders of another class or series.
The TBOC and DGCL differ with respect to liability for unlawful distributions. The DGCL provides that directors that willfully or negligently authorized an unlawful dividend or stock repurchase are jointly and severally liable for the full amount of the unlawful dividend or for the full amount unlawfully paid for the repurchase (with interest). By contrast, the TBOC provides that directors consenting to a prohibited distribution are jointly and severally liable only for the amount of the distribution exceeding the permitted amount.

Stock Redemption and Repurchase
Under the DGCL, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A Delaware corporation may, however, purchase or redeem out of capital shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced. However, a corporation may not repurchase shares that are redeemable at the option of the corporation for a price greater than that at which they may then be redeemed.
In addition, a Delaware corporation may not effect a repurchase or redemption if doing so would render the corporation insolvent in the sense that its liabilities exceed its assets or it could not pay its debts as they come due, and also may not repurchase or redeem shares if doing so would impair the corporation’s ability to continue as a going concern.
As noted above, under the TBOC, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.
Restrictions on Business Combinations
Both Delaware and Texas law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in Section 203 of the DGCL and TBOC 21.606.
Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); (iv) any transaction involving the corporation or any direct or indirect majority owned subsidiary that has the effect of increasing the proportionate share of the stock of any class or series of the corporation or such subsidiary, except as a result of immaterial changes due to fractional share adjustments or the purchase or redemption of shares not caused directly or indirectly by the interested stockholder, or (v) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary. “Interested stockholder” is generally defined as a person that is directly or indirectly an owner of 15% or more of the outstanding voting stock of a Delaware corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within the three-year period before the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person, in each case subject to certain exceptions.
The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66 2/3%) of the outstanding voting stock not owned by the interested stockholder.
Under the TBOC, a Texas “issuing public corporation” is generally prohibited from, directly or indirectly, entering into (i) mergers, share exchanges or conversions with an affiliated shareholder or other entity that after such transaction would be an affiliate or associate of an affiliated shareholder, and certain other entities, (ii) sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of assets having an aggregate market value of 10% or more of (a) the aggregate market value of the consolidated assets of such corporation, (b) the aggregate market value of the outstanding voting stock of such corporation or (c) the earning power or net income of such corporation on a consolidated basis, (iii) certain transactions that would result in the issuance or transfer of shares of such corporation to an affiliated shareholder or an affiliate or associate, (iv) liquidation or dissolution plans or proposals with an affiliated shareholder or an associate or an affiliate of an associate of an affiliated shareholder, (v) certain transactions, including reclassifications of securities or other share distributions or recapitalizations, that have the effect, directly or indirectly, of increasing the proportionate ownership percentage of the outstanding shares of a class or series of voting shares or securities convertible into voting shares of the issuing public corporation that is beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder, except as a result of immaterial changes due to fractional share adjustments or (vi) loans, advances, guarantees, pledges, or other financial assistance or a tax credit or other tax advantages the recipient of which is an affiliated shareholder or an affiliate or associate of an affiliated shareholder, in each case, with an “affiliated shareholder” or any affiliate or associate of the “affiliated shareholder” for a period of three years after the date the shareholder obtained “affiliated shareholder” status. “Affiliated shareholder” is generally broadly defined as a person who beneficially owns (or has owned within the preceding three-year period) 20% or more of the outstanding voting stock of an issuing public corporation. “Issuing public corporation” means a Texas corporation that has: (i) 100 or more shareholders of record as shown by the share transfer records of the corporation; (ii) a class or series of the corporation’s voting shares registered under the Exchange Act, as amended; or (iii) a class or series of the corporation’s voting shares qualified for trading on a national securities exchange.
The TBOC provides an exception to this prohibition if: (i) the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder; or (ii) the holders of at least two-thirds of the outstanding voting shares not beneficially owned by the affiliated shareholder or an affiliate or associate of the affiliated shareholder approve the transaction at a meeting held no earlier than six months after the shareholder acquires such ownership. The TBOC expressly provides that the foregoing shareholder approval may not be by written consent.
Corporations are entitled to opt out of the business combination provisions of the DGCL and TBOC. The Delaware Corporation has opted out of the business combination provisions of Section 203 of the DGCL under the Delaware Charter, and the Texas Corporation will opt out of the business combination provisions of TBOC 21.606 under the Texas Charter.
Stockholder Vote for Mergers, Asset Sales and Other Corporate Reorganizations
Under the DGCL, unless the certificate of incorporation specifies a greater or additional vote, a merger of the corporation (with limited exceptions), a consolidation involving the corporation, a sale, lease or exchange of all or substantially all of the assets of the corporation, a conversion of the corporation to another entity, a domestication of the corporation to a non-U.S. jurisdiction, or a dissolution of the corporation must be approved by the holders of at least a majority in voting power of the outstanding shares entitled to vote on the transaction. The corporation’s board of directors must also approve such transaction.
Under the TBOC, unless otherwise provided for in the TBOC or the certificate of formation of a corporation, shareholders holding at least two-thirds of the outstanding shares of a class entitled to vote on the matter must typically approve fundamental business transactions such as: (1) a merger; (2) an interest exchange; (3) a conversion; or (4) a sale of all or substantially all of the corporation’s assets that is not made in the usual and regular course of the corporation’s business. The certificate of formation can provide for a different threshold of approval, but not less than a majority of the outstanding shares entitled to vote on the transaction.
In Texas, the TBOC defines “a sale of all of substantially all of the assets” as the sale, lease, exchange, or other disposition, other than a pledge, mortgage, deed of trust, or trust indenture unless otherwise provided by the certificate of formation, of all or substantially all of the property and assets of a domestic corporation that is not made in the usual and regular course of the corporation’s business without regard to whether the disposition is made with the goodwill of the business, subject to certain exceptions, including a transaction that results in the corporation directly or indirectly continuing to engage in one or more activities or applying a portion of the consideration received in connection with the transaction to the conduct of an activity that the corporation engages in after the transaction. The DGCL does not define the phrase “all or substantially all of the assets.”
The DGCL and TBOC have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger meeting specified criteria. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger, plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan, do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The TBOC does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.
Appraisal or Dissenter’s Rights
In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.
Under Section 262 of the DGCL, appraisal rights are generally available to the holders of shares of any class or series of stock of a Delaware corporation in a merger, consolidation, conversion or domestication, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders of record, unless the stockholders are required to receive anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing. Under the DGCL, a corporation may provide in its certificate of incorporation that appraisal rights will be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, a sale of all or substantially all of its assets, or any merger, consolidation, conversion or domestication. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.
Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and provides procedures for stockholders and beneficial owners who have not filed an appraisal petition to withdraw from the appraisal process and accept the terms offered in the merger, consolidation, conversion or domestication.
Under the TBOC, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, shareholders of Texas corporations with voting rights have dissenters’ rights in the event of a merger, consolidation, interest exchange, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. However, a shareholder of a Texas corporation has no dissenters’ rights with respect to any plan of merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange, if: (i) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate: (a) listed on a national securities exchange, or (b) held of record by at least 2,000 owners, (ii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive, and (iii) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner’s ownership interest any consideration other than: (a) ownership interests, or depository receipts in respect of ownership interests, of another entity of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are: (i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance, or (ii) held of record by at least 2,000 owners, (b) cash instead of fractional ownership interests the owner would otherwise be entitled to receive, or (c) any combination of the ownership interests and cash above. As with the Delaware Charter and the Delaware Bylaws, the Texas Charter and Texas Bylaws do not provide for dissenter’s rights in addition to those provided by the TBOC.

The mechanics and timing procedures vary somewhat between Delaware and Texas, but both require technical compliance with specific notice and payment protocols.
Special Meetings of Stockholders
The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. The TBOC permits special meetings of shareholders to be called (i) the president, the board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation; or (ii) the holders of the percentage of shares specified in the certificate of formation, not to exceed 50% of the shares entitled to vote or, if no percentage is specified, at least 10% of all of the shares of the corporation entitled to vote at the proposed special meeting.
Meetings Pursuant to Petition of Stockholders
The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware to compel the corporation to hold an annual meeting for the election of directors if the corporation has failed to hold an annual meeting (or to have provided for the election of directors by written consent in lieu of a meeting in accordance with the DGCL) for a period of 30 days after the date designated for the annual meeting in the certificate of incorporation or bylaws or, if there is no date designated, within 13 months after the last annual meeting.
Under the TBOC, a shareholder who has previously submitted a written request to the corporation that an annual meeting be held may apply to the court in the county in which the principal executive office of the corporation is located may order a meeting to be held if the annual meeting is not held or written consent instead of the annual meeting is not executed within any 13-month period.
Adjournment of Stockholder Meetings
The DGCL provides that a corporation may adjourn a meeting of stockholders and transact at the adjourned meeting any business that might have been transacted at the original meeting. Unless the certificate of incorporation or bylaws otherwise require, notice of an adjourned meeting need not be given if the time and place of the adjourned meeting are announced at the meeting. If, however, the adjournment is for more than 30 days, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote at the meeting is fixed for the adjourned meeting, the board must fix a record date for stockholders entitled to notice of the meeting and must give notice to each stockholder entitled to vote at the meeting as of the record date fixed for the notice of the meeting.
Under the TBOC, unless the certificate of formation or bylaws provide otherwise, a meeting of shareholders may be adjourned due to lack of quorum until the time and to the place as may be determined by a vote of the holders of the majority of the shares who are present or represented by proxy at the meeting. The TBOC does not have a specific provision on the notice for an adjourned meeting or the business that may be transacted at an adjourned meeting. Under the TBOC, the only business that may be conducted at a special meeting of the shareholders is business that is within the purpose or purposes described in the notice.
Duration of Proxies
Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period. Under the TBOC, a proxy is effective only for a period of 11 months, unless otherwise provided in the proxy.
Quorum and Voting
The DGCL provides that, subject to the provisions of the DGCL requiring a vote for a specified action, the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall a quorum consist of less than one-third in voting power of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority in voting power of the shares entitled to vote will constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors (and any other matter on which the DGCL prescribes a minimum vote), the affirmative vote of the majority in voting power of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series (or classes or series) is required, a majority in voting power of the outstanding shares of such class or series (or classes or series) shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority in voting power of shares of such class or series (or classes or series) present at the meeting shall be the act of such class or series (or classes or series). A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors may not be further amended or repealed by the board.
Under the TBOC, subject to the following sentence, the holders of the majority of the shares entitled to vote at a meeting of the shareholders of a Texas corporation that are present or represented by proxy at the meeting are a quorum for the consideration of a matter to be presented at that meeting. The certificate of formation of a corporation may provide that a quorum is present only if: (i) the holders of a specified portion of the shares that is greater than the majority of the shares entitled to vote are represented at the meeting in person or by proxy; or (ii) the holders of a specified portion of the shares that is less than the majority but not less than one-third of the shares entitled to vote are represented at the meeting in person or by proxy.
The certificate of formation or bylaws of a corporation may provide that a director of a corporation shall be elected only if the director receives: (i) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors; (ii) the vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote in the election of directors and represented in person or by proxy at a meeting of shareholders at which a quorum is present; or (iii) the vote of the holders of a specified portion, but not less than the majority, of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum is present. If no standard is specified, directors of a corporation shall be elected by a plurality of the votes cast.
Subject to the following sentence, with respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the affirmative vote of the holders of the majority of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting of a corporation at which a quorum is present is the act of the shareholders. With respect to a matter other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, the certificate of formation or bylaws of a corporation may provide that the act of the shareholders of the corporation is: (i) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter; (ii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on that matter and represented in person or by proxy at a shareholders’ meeting at which a quorum is present; (iii) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for or against, the matter at a shareholders’ meeting at which a quorum is present; or (iv) the affirmative vote of the holders of a specified portion, but not less than the majority, of the shares entitled to vote on, and who voted for, against, or expressly abstained with respect to, the matter at a shareholders’ meeting at which a quorum is present.
Bylaws Amendment
Under the DGCL, stockholders of a Delaware corporation entitled to vote have the right to amend, repeal or adopt the bylaws. If a Delaware corporation’s certificate of incorporation so provides, the Delaware corporation’s board of directors may also have the right to amend, repeal or adopt the bylaws.
Under the TBOC, the board of directors may amend, repeal or adopt a Texas corporation’s bylaws. However, the shareholders may amend, repeal or adopt bylaws even if the directors also have that power, unless the certificate of formation or a bylaw adopted by the shareholders provides otherwise, and a Texas corporation’s certificate of formation may wholly or partly reserve the power to amend, repeal or adopt bylaws exclusively to the shareholders. Similarly, the shareholders, in amending, repealing or adopting a particular bylaw, may expressly provide that the board of directors may not amend, readopt or repeal that bylaw.
Charter Amendments
Under the DGCL, subject to limited exceptions, an amendment to the certificate of incorporation must be approved by (i) the board of directors and (ii) the holders of a majority in voting power of a Delaware corporation’s outstanding stock entitled to vote thereon and by the holders of a majority of each class entitled to vote on the amendment as a class, unless the certificate of incorporation provides for a greater or additional vote. Whether or not entitled to vote by the certificate of incorporation, the holders of the outstanding shares of a class are entitled to vote as a class on a proposed amendment, if the amendment would (i) increase or decrease the authorized number of shares of such class; (ii) increase or decrease the par value of the shares of such class; or (iii) alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely. However, the DGCL permits corporations to provide in their certificate of incorporation that no separate vote of the holders of a class shall be required to authorize an amendment to increase or decrease the authorized number of shares of such class and that any such amendment may be approved by a majority in voting power of the holders of stock entitled vote.
In addition, unless otherwise expressly required by the certificate of incorporation: (i) no meeting or vote of stockholders is required to adopt an amendment that reclassifies by subdividing the issued shares of a class of stock into a greater number of issued shares of the same class of stock (and, in connection therewith, such amendment may increase the number of authorized shares of such class of stock up to an amount proportionate to the subdivision), provided the corporation has only one class of stock outstanding and such class is not divided into series; and (ii) an amendment to increase or decrease the authorized number of shares of a class of capital stock or an amendment to reclassify by combining the issued shares of a class of capital stock into a lesser number of issued shares of the same class of stock may be made and effected, without obtaining the vote or votes of stockholders otherwise required if: (a) the shares of such class are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after such amendment becomes effective, (b) at a properly called meeting, a vote of the stockholders entitled to vote thereon, voting as a single class, is taken for and against the proposed amendment, and the votes cast for the amendment exceed the votes cast against the amendment, and (c) if the amendment increases or decreases the authorized number of shares of a class of capital stock for which no provision in the certificate of incorporation has been made to “opt out” of the separate class vote otherwise required by the DGCL to approve an increase or decrease to the authorized shares of the class, the votes cast for the amendment by the holders of such class exceed the votes cast against the amendment by the holders of such class.
Under the TBOC, subject to limited exceptions, an amendment to the certificate of formation requires the approval of (i) the board of directors and (ii) the holders of at least two-thirds of the outstanding shares of the Texas corporation entitled to vote thereon, unless a different threshold, not less than a majority of the outstanding shares entitled to vote thereon, is specified in the certificate of formation. If a class or series of shares is entitled to vote as a class or series on an amendment to the certificate of formation, the affirmative vote of the holders of at least two-thirds (unless a different threshold, not less than a majority, is specified in the certificate of formation) of the outstanding shares in each such class or series of shares entitled to vote on the amendment as a class or series is also required to approve an amendment to the certificate of formation, although the TBOC allows corporations to provide in their certificate of formation that all shares vote as a single class for such an amendment. In addition, the TBOC allows corporations to provide in their certificate of formation that no separate class vote(s) shall be required to increase or decrease the aggregate number of authorized shares of a class, in which case a share increase/decrease amendment would instead be approved by the holders of a majority of all outstanding shares entitled to vote thereon, voting together as a single class.
Pre-Suit Demand in Derivative Suits
Under Delaware court rules and case law, in order for a stockholder to commence a derivative action on behalf of the corporation, the stockholder must: (1) make a demand on the company’s board of directors; or (2) show that demand would be futile. Demand will be deemed futile if at least half the members of the board: (1) received a material personal benefit from the alleged misconduct that is the subject of the litigation demand; (2) faces a substantial likelihood of liability on any of the claims that would be the subject of the litigation demand; and (3) lacks independence from someone who received a material personal benefit from the alleged misconduct that would be the subject of the litigation demand or who would face a substantial likelihood of liability on any of the claims that are the subject of the litigation demand.
Under the TBOC, the focus is on harm to the corporation rather than the Delaware standard of futility. A shareholder may not institute a derivative proceeding until the 91st day after the date a written demand is filed with the corporation stating with particularity the act, omission, or other matter that is the subject of the claim or challenge and requesting that the corporation take suitable action. The waiting period is not required or, if applicable, shall terminate if: (1) the shareholder has been notified that the demand has been rejected by the corporation; (2) the corporation is suffering irreparable injury; or (3) irreparable injury to the corporation would result by waiting for the expiration of the 90-day period.

Stockholder Inspection Rights
The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from the certificate of incorporation, bylaws, minutes and signed consents of stockholder meetings, formal communications to stockholders as a whole, minutes and resolutions of the board and committees, materials provided to the board and committees, annual financial statements, agreements under Section 122(18) of the DGCL (i.e., agreements between the corporation and stockholders or prospective stockholders that confer specified governance and other rights), and director independence questionnaires within three years of the demand for a proper purpose. In the event that the corporation does not have specified books and records, including minutes of board and committee meetings, actions of board or any committee, financial statements and (in the case of a public company) director and officer independence questionnaires, the Court of Chancery may order the production of additional corporate records necessary and essential for the stockholder’s proper purpose. A court may also order the production of records in addition to those described above if the stockholder has made a showing of a compelling need for an inspection to further the stockholder’s purpose and the stockholder has demonstrated by clear and convincing evidence that the specific records are necessary and essential to the purpose. A stockholder demand must describe its proper purpose and the records it seeks with reasonable particularity. A proper purpose is one reasonably related to such person’s interest as a stockholder. Information from books and records obtained by a stockholder from a production under Section 220 will be deemed to be incorporated by reference into any complaint filed by or at the direction of a stockholder on the basis of information obtained through a demand for books and records.
Under the TBOC, a shareholder may inspect a Texas corporation’s books and records during normal business hours upon written demand stating a proper purpose if such shareholder holds at least 5% of the outstanding shares of stock of the Texas corporation or has been a holder of shares for at least six months prior to such demand. If a Texas corporation refuses to allow a person to examine and make copies of account records, minutes, and share transfer records under the TBOC, the Texas corporation is liable to the shareholder for any cost or expense, including attorney’s fees, incurred in enforcing the shareholder’s rights under the TBOC to examine such materials. A Texas corporation may defend against an inspection action by establishing that the shareholder: (i) has sold or offered for sale, or has aided or abetted a person in procuring a list of shareholders or of holders of voting trust certificates for the purpose of selling, a list of shareholders or of holders of voting trust certificates for shares of the Texas corporation or any other corporation within the two years preceding the date the action is brought; (ii) has improperly used information obtained through prior examination of the books, account records, minutes, or share transfer records of the corporation or any other corporation; or (iii) was not acting in good faith or for a proper purpose in making the request. The TBOC (i) provides that emails, text messages, and social media information are not considered corporate records unless effectuating a corporate action and (ii) prohibits shareholders of a publicly traded corporation with pending derivative suits or litigation involving the corporation as an adversarial party from inspecting corporate records.
Interested Party Transaction Approvals
The DGCL provides safe harbor procedures for acts or transactions involving directors, officers, controlling stockholders and members of a control group, including those in which those persons may have unique interests. If one of the applicable statutory safe harbors is satisfied, the act or transaction at issue may not be the subject of equitable relief or give rise to an award of damages. The DGCL provides that certain acts or transactions involving interested directors or officers will be protected if the act or transaction is (i) approved or recommended by a majority of disinterested directors then serving on the board (provided that a majority of all of the directors then serving are disinterested directors) or by a committee consisting of at least two directors, each of whom is a disinterested director, in either case acting in good faith, without gross negligence and with knowledge as to the material facts, (ii) approved or ratified by an informed, uncoerced, affirmative vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon, or (iii) fair to the corporation and its stockholders.
The DGCL provides that a controlling stockholder transaction that does not constitute a “going private transition” may be entitled to the statutory safe harbor protection if it is (i) approved or recommended by a majority of the directors serving on a fully empowered committee of two or more directors, each of whom is a disinterested director, acting in good faith, without gross negligence and with knowledge of the material facts, (ii) approved or ratified by the informed and uncoerced vote of a majority of the votes cast by the disinterested stockholders entitled to vote thereon and is conditioned on such approval or ratification at or prior to the time it is submitted to stockholders, or (iii) fair to the corporation and its stockholders. A controlling stockholder transaction that constitutes a “going private transaction” may be entitled to the statutory safe harbor protection if items (i) and (ii) of the foregoing sentence are both obtained or the act or transaction is fair to the corporation and its stockholders.
The DGCL provides criteria for determining the independence and disinterestedness of directors and stockholders and provides for a rebuttable presumption of independence where directors satisfy exchange rules for independence. The DGCL also provides statutory definitions of what parties constitute a controlling stockholder or control group.
The TBOC provides that an otherwise valid and enforceable contract or transaction between a corporation and (i) one or more directors or officers of the corporation, or one or more affiliates or associates thereof, or (ii) an entity or other organization in which one or more directors or officers of the corporation, or one or more affiliates or associates thereof, is a “managerial official” or has a financial interest, is valid and enforceable, and is not void or voidable, notwithstanding such relationship or interest if any one of the following conditions is satisfied: (a) the material facts as to the applicable relationship or interest and as to the contract or transaction are disclosed to or known by: (1) the corporation’s board of directors or a committee of the board of directors, and the board of directors or committee in good faith authorizes the contract or transaction by the approval of the majority of the disinterested directors or committee members, regardless of whether the disinterested directors or committee members constitute a quorum, or (2) the shareholders entitled to vote on the authorization of the contract or transaction, and the contract or transaction is specifically approved in good faith by a vote of the shareholders, or (b) the contract or transaction is fair to the corporation when the contract or transaction is authorized, approved, or ratified by the board of directors, a committee of the board of directors, or the shareholders. The TBOC expressly provides that if at least one of the above conditions is satisfied, neither the publicly traded corporation nor any of the publicly traded corporation’s shareholders will have a cause of action against any its directors or officers for breach of duty with respect to the making, authorization, or performance of the contract or transaction because the person (i) had an applicable relationship or interest or (ii) was present at, participated in or voted at a meeting of the board of directors or of a committee of the board that authorizes the contract or transaction; or signed, in the person’s capacity as a director or committee member, a unanimous written consent of the directors or committee members to authorize the contract or transaction.
Judicial Certification of Committees and Panels
Under the TBOC, a corporation’s board of directors may adopt resolutions that authorize the formation of a committee of independent and disinterested directors to review and approve transactions involving controlling shareholders, directors or officers or for the investigation of a derivative claim and petition a court to make a determination on the independence and disinterestedness of directors on the committee. Future challenges to independence or disinterestedness would require new facts. The DGCL does not contain similar provisions.
Business Opportunities
Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for their own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for their own, the corporate fiduciary will thereby be placed in a position inimical to his or her duties to the corporation. The DGCL permits a corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.
Similar to the DGCL, the TBOC permits a corporation to renounce, in its certificate of formation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders.
Stock Ownership Thresholds for Derivative Suits
Under the DGCL, subject to limited exceptions, a stockholder may not institute or maintain a derivative suit unless the plaintiff was a stockholder of the corporation at the time of the transaction of which such stockholder complains or that such stockholder’s stock thereafter devolved upon such stockholder by operation of law, and the plaintiff maintains such ownership throughout the litigation. A limited number of Delaware corporations may have included an ownership threshold for derivative claims in their bylaws; however, Delaware courts have not opined on the enforceability of these provisions.
Under the TBOC, a shareholder may not institute or maintain a derivative proceeding unless: (i) the shareholder was a shareholder of the corporation at the time of the transaction in question, or became a shareholder by operation of law originating from a person that was a shareholder at the time of the transaction in question; and (ii) the shareholder fairly and adequately represents the interests of the corporation in enforcing the right of the corporation. The TBOC allows corporations with shares of common stock listed on a national securities exchange and corporations with over 500 shareholders that have elected to be governed by Section 21.419 of the TBOC to adopt in their certificate of formation or bylaws an ownership threshold of up to 3% of outstanding shares that must be satisfied before a derivative claim may be initiated.
The Company may in the future elect to adopt ownership requirements on derivate claims in the Texas Bylaws.
Stock Ownership Thresholds for Shareholder Proposals
The DGCL does not expressly provide for the inclusion of provisions in the certificate of incorporation or bylaws that require stockholders to hold a minimum number of shares of such corporation to submit a proposal on a matter to the stockholders of the Delaware Corporation for approval at a stockholder meeting.
The TBOC permits a “nationally listed corporation” (as defined in the TBOC and described below), in its certificate of formation or its bylaws, to impose stock ownership requirements on shareholders to be eligible to submit a proposal on a matter (other than director nominations and procedural resolutions ancillary to the conduct of a shareholder meeting) to the shareholders of such corporation for approval at a shareholder meeting. If a corporation elects to be governed by the applicable provision of the TBOC, a shareholder or group of shareholders may submit a proposal on a matter for approval at a meeting of shareholders only if such shareholder or group of shareholders holds an amount of shares entitled to vote at such meeting equal to at least $1 million in market value or 3% of the total number of shares to vote at such meeting, has held such amount for a continuous period of at least six months before the date of the meeting, holds such amount throughout the meeting and solicits the holders of shares representing at least 67% of the voting power of shares entitled to vote on the proposal at the shareholder meeting.
A corporation seeking to adopt an amendment imposing such stock ownership requirements for shareholder proposals must provide notice to shareholders of the proposed adoption in any proxy statement provided to shareholders preceding the amendment’s adoption and include in any proxy statement provided to shareholders specific information about the process by which a shareholder or group of shareholders may submit a proposal on a matter requiring shareholder approval, including information for how shareholders may contact other shareholders for the purpose of satisfying the ownership requirements under such amendment.
Under the TBOC, “nationally listed corporation” means a corporation with a class of equity securities registered under Section 12(b) of the Exchange Act, that is admitted to listing on a national securities exchange and either (i) has its principal office in the State of Texas or (ii) is admitted to listing on a stock exchange that (a) has its principal office in the State of Texas and (b) has received approval by the securities commissioner of the State of Texas.
The Company may in the future elect to adopt ownership requirements on shareholder proposals in the Texas Bylaws.
Independence of Corporate Statute
The TBOC prohibits the plain meaning of the statutes under the TBOC from being supplanted, contravened, or modified by the laws or judicial decisions of any other jurisdiction. The DGCL does not contain similar provisions.
What Doesn’t Change After the Texas Redomestication?
Following completion of the Texas Redomestication, in addition to being governed by the Texas Charter, Texas Bylaws and the TBOC, the Company will continue to exist in the form of a Texas corporation. By virtue of the Texas Redomestication, all the rights, privileges and powers of the Delaware Corporation, and all property, real, personal and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Texas Corporation and will be the property of the Texas Corporation. In addition, all debts, liabilities and duties of the Delaware Corporation will remain attached to the Texas Corporation and may be enforced against the Texas Corporation.

No Change in Business
The Texas Redomestication will not result in any change in our business, management assets, liabilities or obligations (other than as a result of the transaction costs related to the Texas Redomestication). Similarly, our directors and officers immediately prior to the Texas Redomestication will continue to serve in the same capacity immediately following the completion of the Texas Redomestication. We will also continue to be a remote-first company and not maintain a headquarters.
No Stock Exchange Listing, Securities Act or Exchange Act Consequences
The Company will continue to be a publicly held company following completion of the Texas Redomestication, and the Texas Corporation Class A Common Stock will continue to be listed on NYSE American and traded under the symbol “EXOD.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the Texas Corporation Class A Common Stock as a result of the Texas Redomestication. The Company and its shareholders will be in the same respective positions under the federal securities laws after the Texas Redomestication as the Company and its stockholders were prior to the Texas Redomestication.
No Exchange of Stock Certificates Required
Stockholders will not have to exchange their existing stock certificates for new share certificates.
No Material Accounting Implications
Effecting the Texas Redomestication is not expected to have any material accounting implications for the Company.
Certain Federal Income Tax Considerations
The following discussion is a summary of certain U.S. federal income tax considerations to U.S. Holders (as defined below) of the Texas Redomestication. The discussion does not purport to be a complete analysis of all potential tax considerations. The considerations of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws, are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated or proposed thereunder (“Treasury Regulations”), judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. The Company has not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax considerations of the Texas Redomestication.
This discussion is limited to a U.S. Holder that holds the Company stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax considerations relevant to a U.S. Holder’s particular circumstances, including without limitation the effect of the Medicare contribution tax on net investment income, the alternative minimum tax, or the special tax accounting rules under Section 451(b) of the Code. In addition, it does not address considerations relevant to U.S. Holders subject to special rules, such as:
•	U.S. expatriates and former citizens or long-term residents of the United States;
•	U.S. Holders whose functional currency is not the U.S. dollar;
•	persons holding the Company stock as part of a hedge, straddle or other risk-reduction strategy or as part of a conversion transaction or other integrated investment;
•	banks, insurance companies and other financial institutions;
•	real estate investment trusts or regulated investment companies;
•	brokers, dealers or traders in securities or other persons that elect to use a mark-to-market method of accounting for their holdings in the Company stock;
•	tax-exempt organizations or governmental organizations;

•	persons deemed to sell the Company stock under the constructive sale provisions of the Code;
•	persons who hold or receive the Company stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•	tax-qualified retirement plans; and
•	persons that own, or have owned, actually or constructively, more than 5% of the Company stock.
If an entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the Company stock, the tax treatment of a partner in such partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, a partnership holding Company stock and each partner in such partnership is urged to consult its tax advisor regarding the U.S. federal income tax considerations to it of the Texas Redomestication.
For purpose of this discussion, a “U.S. Holder” is any beneficial owner of the Company stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that: (i) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code); or (ii) has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

This discussion is for informational purposes only and is not tax advice. Each investor is urged to consult its tax advisor with respect to the application of the U.S. federal income tax laws to its particular situation as well as any tax considerations of the Texas Redomestication arising under U.S. federal estate or gift tax laws, the laws of any state, local or non-U.S. taxing jurisdiction or any applicable income tax treaty.
Tax Treatment
The Texas Redomestication is intended to qualify as a “reorganization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(F) of the Code. As a result, a U.S. Holder generally should not recognize gain or loss upon the proposed Texas Redomestication. A U.S. Holder will have the same aggregate basis in its Texas Corporation stock after the Texas Redomestication as such U.S. Holder had in the corresponding Delaware Corporation stock immediately before the Texas Redomestication. A U.S. Holder’s holding period in the Texas Corporation stock immediately after the Texas Redomestication will include such U.S. Holder’s holding period in the corresponding Delaware Corporation stock immediately before the Texas Redomestication. Each U.S. Holder of shares of Company stock acquired on different dates and at different prices is urged to consult its tax advisor regarding the allocation of the tax basis and holding period of such shares.
Tax Reporting
Assuming the Texas Redomestication qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, each U.S. Holder that receives shares of Delaware Corporation stock in the Texas Redomestication is required to retain permanent records pertaining to the Texas Redomestication and make such records available to any authorized IRS officers and employees. Such records should specifically include information regarding the amount, basis and fair market value of all transferred property, and relevant facts regarding any liabilities assumed or extinguished as part of such reorganization. Each U.S. Holder who owned at least 5% (by vote or value) of the total outstanding stock of the Company or who owned securities in the Company stock with a basis of $1,000,000 or more is required to attach a statement to its tax returns for the year in which the Texas Redomestication is consummated that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the U.S. Holder’s tax basis in the holder’s Company stock and the fair market value of such stock. Each U.S. Holder is urged to consult with its tax advisor to comply with these rules.
This discussion of U.S. federal income tax considerations of the Texas Redomestication is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Determining the actual tax considerations of the Texas Redomestication to a holder may be complex and will depend on such holder’s specific situation and on factors that are not within the Company’s knowledge or control. Each holder is urged to consult its tax advisor with respect to the application of U.S. federal income tax laws to its specific situation as well as any tax considerations arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, non-U.S. or other taxing jurisdiction.
Interests of Certain Persons
There are currently no known pending claims or lawsuits against any of the Company’s directors or officers or Messrs. Richardson and Castagnoli for breach of fiduciary duty related to their service as directors, officers or stockholders of the Company. Nonetheless, as part of its process, the Board considered if redomestication to Texas would convey any non-ratable benefits on any of the Company’s directors or officers or Messrs. Richardson and Castagnoli as stockholders and did not identify any such non-ratable benefits. However, others may allege, and a court could determine, that the Company’s directors and officers or Messrs. Richardson and Castagnoli may be considered to have interests in the Texas Redomestication that are different from, or in addition to, the interests of the Company’s stockholders generally to the extent that it might afford them greater statutory protections or limitations on liability under Texas law for acts in their capacities as directors, officers or stockholders occurring after the Texas Redomestication.
Regulatory Matters
The consummation of the Texas Redomestication requires the filing of Texas Certificate of Conversion and the Texas Charter with the office of the Texas Secretary of State and the Delaware Certificate of Conversion with the Office of the Secretary of State in Delaware. No regulatory or governmental approvals or consents will be required in connection with the Texas Redomestication.
Legal Proceedings
From time to time, the Company may become subject to various legal proceedings and claims that arise in the ordinary course of its business activities. As of the date of this Information Statement, the Company is not currently a party to any claim or litigation, the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on its business. Regardless of the outcome, litigation can have an adverse impact on the Company because of defense and settlement costs, diversion of management resources and other factors.
Anti-Takeover Implications of the Texas Redomestication
The Texas Redomestication is not being effected to prevent a change in control of the Company, nor is it in response to any present attempt known to the Board to acquire control of the Company or obtain representation on the Board. Moreover, as of October 24, 2025, Messrs. Richardson and Castagnoli together control approximately 92.1% of the voting power of our outstanding Class A Common Stock and Class B Common Stock and, accordingly, have the ability to discourage, delay or prevent any attempt to acquire control of the Company. Nevertheless, certain effects of the Texas Redomestication may be considered to have anti-takeover implications by virtue of our being subject to Texas law following the Texas Redomestication Effective Time.
Appraisal Rights
Holders of Class A Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication.
If the Texas Redomestication is completed, holders of record and beneficial owners of Class B Common Stock who (i) do not consent to or otherwise vote in favor of the Texas Redomestication, (ii) properly demand appraisal of their shares, (iii) continuously hold of record or beneficially own their shares through the Texas Redomestication Effective Time, (iv) otherwise comply with the procedures of Section 262 of the DGCL (“Section 262”) and (v) do not validly withdraw their demands or otherwise lose, forfeit or waive their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Texas Redomestication under Section 262. Unless the context requires otherwise, all references in Section 262 and in this summary to a “stockholder” refer to a record holder of Class B Common Stock, all references in Section 262 and in this summary to “beneficial owner” refer to a person who is the beneficial owner of shares of Class B Common Stock held either in voting trust or by a nominee on behalf of such person, and all references in Section 262 and in this summary to the word “person” refer to any individual, corporation, partnership, unincorporated association or other entity. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Texas Redomestication.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is available at the following URL, accessible without subscription or cost, which is incorporated herein by reference: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary does not constitute any legal or other advice and does not constitute a recommendation that our stockholders (or beneficial owners of Class B Common Stock) exercise their appraisal rights under Section 262. HOLDERS OF CLASS B COMMON STOCK (AND BENEFICIAL OWNERS) SHOULD CAREFULLY REVIEW THE FULL TEXT OF SECTION 262 AS WELL AS THE INFORMATION DISCUSSED BELOW.
Under Section 262, if the Texas Redomestication is completed, holders of record and beneficial owners of Class B Common Stock who (i) deliver a written demand for appraisal of such person’s shares of Class B Common Stock to us within 20 days after the date of mailing of this Information Statement; (ii) do not consent to or otherwise vote in favor of the Texas Redomestication, (iii) continuously hold of record or beneficially own such shares on the date of making the demand for appraisal through the Texas Redomestication Effective Time and (iv) otherwise comply with the procedures set forth in Section 262 may be entitled to have their shares of Class B Common Stock appraised by the Delaware Court of Chancery and to receive payment in cash, in lieu of the Texas Corporation Class B Common Stock set forth in the Plan of Conversion, for the “fair value” of their shares of Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Texas Redomestication, together with interest, if any, on the amount determined by the Delaware Court of Chancery to be the fair value from the Texas Redomestication Effective Time through the date of payment of the judgment (or in certain circumstances described herein, on the difference between the amount determined to be the fair value and the amount paid by the converted corporation in the Texas Redomestication to each person entitled to appraisal prior to the entry of judgment in the appraisal proceeding) as described further below.
Unless the Delaware Court of Chancery, in its discretion, determines otherwise for good cause shown, interest on the amount determined to be the fair value of the shares subject to appraisal will accrue and compound quarterly from the Texas Redomestication Effective Time through the date the judgment is paid at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during such period (except that, if at any time before the entry of judgment in the proceeding, the converted corporation makes a voluntary cash payment to each person entitled to appraisal, interest will accrue thereafter only upon the sum of (x) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest theretofore accrued, unless paid at that time). The converted corporation is under no obligation to make such voluntary cash payment prior to such entry of judgment.
Under Section 262, where a proposed conversion is approved by written consent without a meeting pursuant to Section 228 of the DGCL, as is the case with the Texas Redomestication, Section 262 requires that either the converting corporation before the effective date of the conversion, or the converted entity within 10 days after such effective date, notify each stockholder of the converting corporation who is entitled to appraisal rights that appraisal rights are available and include in such notice a copy of Section 262 or information directing such stockholder to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. Such notice may, and if given on or after the effective date of the conversion must, also notify the stockholder of the effective date of the conversion. This Information Statement constitutes our notice to the holders of record and beneficial owners of Class B Common Stock that appraisal rights are available in connection with the Texas Redomestication, and the full text of Section 262 is available at the following URL: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. In connection with the Texas Redomestication, any holder of record or beneficial owner of shares of Class B Common Stock who wishes to exercise appraisal rights, or who wishes to preserve such person’s right to do so, should review Section 262 carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner may result in the loss of appraisal rights under the DGCL. A person who loses appraisal rights will be entitled to receive the Texas Corporation Class B Common Stock described in the Plan of Conversion. Because of the complexity of the procedures for exercising the right to seek appraisal of shares of Class B Common Stock, we believe that if a person is considering exercising such rights, such person should seek the advice of legal counsel.
Stockholders or beneficial owners wishing to exercise the right to seek an appraisal of their shares of Class B Common Stock must do ALL of the following:

•	such person must not consent to or otherwise vote in favor of the Texas Redomestication;
•	such person must deliver to us a written demand for appraisal within 20 days after the date of mailing of this Information Statement; and
•
such person must continuously hold of record or beneficially own the shares of Class B Common Stock from the date of making the demand through the Texas Redomestication Effective Time (a person will lose appraisal rights if the person transfers the shares before the Texas Redomestication Effective Time).

As described below, within 120 days after the Texas Redomestication Effective Time, but not thereafter, an appraisal proceeding must be commenced by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all persons entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Class B Common Stock.
Filing Written Demand
A person wishing to exercise appraisal rights must deliver to us, within 20 days after the date of mailing of this Information Statement, a written demand for the appraisal of such person’s shares of Class B Common Stock. In addition, that person must not consent to or otherwise vote in favor of the Texas Redomestication. Consenting or voting in favor of the Texas Redomestication will constitute a waiver of appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A person exercising appraisal rights must own or hold, as applicable, beneficially or of record, the shares on the date the written demand for appraisal is delivered and must continue to hold or own, as applicable, the shares through the Texas Redomestication Effective Time. Neither withholding consent nor abstaining from voting or failing to vote with respect to the approval of the Texas Redomestication will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. A person’s failure to make the written demand within 20 days after the date of mailing of this Information Statement will constitute a waiver of appraisal rights.
In the case of a written demand for appraisal made by a stockholder of record, the demand must reasonably inform us of the identity of the stockholder and that the stockholder intends thereby to demand an appraisal of such stockholder’s shares of Class B Common Stock. In the case of a written demand for appraisal made by a beneficial owner, the demand must reasonably identify the record holder of the shares for which the demand is made, be accompanied by documentary evidence of such beneficial owner’s beneficial ownership of such shares and a statement that such documentary evidence is a true and correct copy of what it purports to be and provide an address at which such beneficial owner consents to receive notices given by the converted corporation and to be set forth on the verified list (as defined below).
All written demands for appraisal pursuant to Section 262 should be mailed or delivered to:
Exodus Movement, Inc.
15418 Weir Street, #333
Omaha, NE 68137
Attention: Corporate Secretary
At any time within 60 days after the Texas Redomestication Effective Time, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw such person’s demand for appraisal and accept the terms offered pursuant to the Plan of Conversion, by delivering to us, as the converted corporation, a written withdrawal of the demand for appraisal. Any withdrawal of a demand for appraisal made more than 60 days after the Texas Redomestication Effective Time may only be made with the written approval of the converted corporation. Notwithstanding the foregoing, no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any person without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just, including, without limitation, a reservation of jurisdiction (which we refer to as a “reservation”) for any application (as defined below) to the Delaware Court of Chancery; provided, however, that this shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the applicable Texas Corporation Class B Common Stock within 60 days after the Texas Redomestication Effective Time. If the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding with respect to a person, such person will be entitled to receive only the fair value determined in any such appraisal proceeding, which value could be less than, equal to or more than the value of the Texas Corporation Class B Common Stock being offered pursuant to the Plan of Conversion.
Notice by the Converted Corporation
If the Texas Redomestication is completed, within 10 days after the Texas Redomestication Effective Time, the converted corporation will notify each stockholder who has complied with Section 262 and has not consented to or otherwise voted in favor of the Texas Redomestication and each beneficial owner who has submitted a demand for appraisal in accordance with Section 262, that the Texas Redomestication has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the Texas Redomestication Effective Time, but not thereafter, the converted corporation or any person who has complied with Section 262 and is otherwise entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the converted corporation in the case of a petition filed by any person other than the converted corporation, demanding a determination of the fair value of the shares held by all persons entitled to appraisal. The converted corporation is under no obligation, and has no present intention, to file a petition, and stockholders and beneficial owners should not assume that the converted corporation will file a petition or initiate any negotiations with respect to the fair value of the shares of Class B Common Stock. Accordingly, any persons who desire to have their shares of Class B Common Stock appraised should initiate all necessary action to perfect their appraisal rights in respect of their shares of Class B Common Stock within the time and in the manner prescribed in Section 262. The failure to file such a petition within the period specified in Section 262 could nullify a previous written demand for appraisal.
Within 120 days after the Texas Redomestication Effective Time, any person who has complied with the requirements for an appraisal of such person’s shares pursuant to Section 262 will be entitled, upon written request, to receive from the converted corporation a statement setting forth the aggregate number of shares not voted in favor of the approval of the Texas Redomestication and with respect to which we have received demands for appraisal, and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand for appraisal directly, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of this aggregate number). Such statement must be given within 10 days after receipt by the converted corporation of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for an appraisal is duly filed by any person other than the converted corporation, service of a copy thereof must be made upon the converted corporation, which will then be obligated within 20 days after such service to file with the Delaware Register in Chancery a duly verified list (which we refer to as the “verified list”) containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached. The Delaware Court of Chancery may order the Register in Chancery to give notice of the time and place fixed for the hearing of such petition to the converted corporation and all of the persons shown on the verified list at the addresses stated therein. The costs of any such notice will be borne by the converted corporation.
After notice is provided to the applicable persons as required by the Delaware Court of Chancery, at the hearing on such petition, the Delaware Court of Chancery will determine the persons who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court of Chancery may require the persons who demanded appraisal for their shares and who hold stock represented by stock certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. Accordingly, persons holding stock represented by stock certificates and wishing to seek appraisal of their shares are cautioned to retain their stock certificates pending resolution of the appraisal proceedings. If any person fails to comply with this requirement, the Delaware Court of Chancery may dismiss the proceedings as to such person. Upon application by the converted corporation or by any person entitled to participate in the appraisal proceeding, the Delaware Court of Chancery may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the verified list may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.

Determination of Fair Value
After the Delaware Court of Chancery determines the persons entitled to appraisal, then the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will determine the “fair value” of the shares of Class B Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Texas Redomestication, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the Texas Redomestication Effective Time through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the Texas Redomestication Effective Time and the date of payment of the judgment. However, the converted corporation has the right, at any time prior to the Delaware Court of Chancery’s entry of judgment in the proceedings, to make a voluntary cash payment to each person seeking appraisal. If the converted corporation makes a voluntary cash payment pursuant to subsection (h) of Section 262, interest will accrue thereafter only on the sum of (x) the difference, if any, between the amount paid by the converted corporation in such voluntary cash payment and the fair value of the shares as determined by the Delaware Court of Chancery and (y) interest accrued before such voluntary cash payment, unless paid at that time.
In determining fair value, the Delaware Court of Chancery will consider all relevant factors. In Weinberger v. UOP, Inc., the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings, prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the transaction that “throw any light on future prospects” of the corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation” of the transaction. In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the [transaction] and not the product of speculation, may be considered.”
Persons considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the value of the Texas Corporation Class B Common Stock they would receive pursuant to the Texas Redomestication if they did not seek appraisal of their shares. ALTHOUGH WE BELIEVE THAT THE VALUE OF THE TEXAS CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE TEXAS REDOMESTICATION IS FAIR, NO REPRESENTATION IS MADE AS TO THE OUTCOME OF THE APPRAISAL OF FAIR VALUE AS DETERMINED BY THE DELAWARE COURT OF CHANCERY, AND STOCKHOLDERS AND BENEFICIAL OWNERS SHOULD RECOGNIZE THAT SUCH AN APPRAISAL COULD RESULT IN A DETERMINATION OF A VALUE HIGHER OR LOWER THAN, OR THE SAME AS, THE VALUE OF THE TEXAS CORPORATION CLASS B COMMON STOCK TO BE ISSUED IN CONNECTION WITH THE TEXAS REDOMESTICATION. We do not anticipate offering more than the applicable shares of Texas Corporation Class B Common Stock in connection with the Texas Redomestication to any persons exercising appraisal rights, and we reserve the right to make a voluntary cash payment pursuant to subsection (h) of Section 262 and to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a share of Class B Common Stock is less than the value of the Texas Corporation Class B Common Stock to be issued in connection with the Texas Redomestication. If a petition for appraisal is not timely filed, then the right to an appraisal will cease.
The Delaware Court of Chancery will direct the payment of the fair value of the shares, together with interest, if any, by the converted corporation to the persons entitled thereto. Payment will be so made to each such person upon such terms and conditions as the Delaware Court of Chancery may order. The Delaware Court of Chancery’s decree may be enforced as other decrees in such Delaware Court of Chancery may be enforced.
The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a person whose name appears on the verified list who participated in the proceeding and incurred expenses in connection therewith (which we refer to as an “application”), the Delaware Court of Chancery may also order that all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal that were not dismissed pursuant to the terms of Section 262 or subject to an award pursuant to a reservation. In the absence of such determination or assessment, each party bears its own expenses.
If any person who demands appraisal of shares of Class B Common Stock under Section 262 fails to perfect, or loses or validly withdraws, such person’s right to appraisal, such person’s shares of Class B Common Stock will be deemed to have been converted at the Texas Redomestication Effective Time into shares of Texas Corporation Class B Common Stock in connection with the Texas Redomestication. A person will fail to perfect, or effectively lose, such person’s right to appraisal if no petition for appraisal is filed within 120 days after the Texas Redomestication Effective Time or if the person delivers to the converted corporation a written withdrawal of such person’s demand for appraisal and an acceptance of the applicable shares of Texas Corporation Class B Common Stock in connection with the Texas Redomestication in accordance with Section 262.
From and after the Texas Redomestication Effective Time, no person who has demanded appraisal rights in compliance with Section 262 will be entitled to vote such shares of Class B Common Stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the Texas Redomestication Effective Time).
Failure to comply strictly with all of the procedures set forth in Section 262 may result in the loss of appraisal rights. Consequently, any person wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
As of the Record Date, we had 9 holders of record of Class B Common Stock and 19,350,025 shares of Class B Common Stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 24, 2025 for (i) each of our directors and named executive officers on an individual basis and our directors and executive officers on a group basis and (ii) any securityholder who beneficially owns more than 5% of either class of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
The beneficial ownership figures presented in the table below are derived from our stock records. These beneficial ownership percentages were calculated based on 9,855,423 shares of Class A Common Stock and 19,465,219 shares of Class B Common Stock outstanding as of October 24, 2025. The Class A Common Stock beneficial ownership figures do not include the shares of Class A Common Stock that may be issued and outstanding upon conversion of the Class B Common Stock beneficially owned by the Class B stockholders listed in the table below.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Exodus Movement, Inc., 15418 Weir Street, #333, Omaha, NE 68137.

	Class A Common Stock(3)		Class B Common Stock		Total Voting Power %(1)
Name of Beneficial Owner	Shares	% of Ownership	Shares	% of Ownership
Directors and Named Executive Officers
Jon Paul Richardson	445,994(4)	4.5%	9,297,537	47.8%	45.7%
Daniel Castagnoli	411,714(5)	4.2%	9,454,413	48.6%	46.4%
James Gernetzke	226,108(6)	2.3%	148,000(11)	*	*
Margaret Knight	10,539(7)	*	—	—	*
Carol MacKinlay	9,166(8)	*	—	—	*
Tyler Skelton	8,016	*	—	—	*
All executive officers and directors as a group	1,334,499(9)	13.5%	18,914,154	97.2%	93.1%
5% Shareholders
FTX Recovery Trust(2)	1,823,486	18.5%	—	—	*
Bnk to the Future Exodus SP, a Segregated portfolio of Bnk To The Future Capital SPC	1,293,702	13.1%	—	—	*
Erik Voorhees	1,000,000	10.1%	287,982	1.5%	1.9%
Veselin Veselinov	567,717(10)	6.0%	—	—	*

*	Represents beneficial ownership or voting power of less than 1%.
(1)
In computing the number of shares beneficially owned by a person and the percentage of ownership and total voting power of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or exercisable within 60 days of October 24, 2025, and shares underlying RSUs that vest within 60 days of October 24, 2025. However, we did not deem such shares outstanding for the purpose of computing the percentage of ownership or total voting power of any other person.

(2)
FTX Recovery Trust f/k/a Alameda Research Ventures LLC filed for bankruptcy in November 2022. The business address of FTX Recovery Trust is 2600 South Shore Boulevard, Suite 300, League City, TX, 77573, United States. The ownership information provided herein is based on the information last known to us, which is as of December 31, 2024.

(3)
The amounts in the table with respect to Class A Common Stock do not include the shares of Class B Common Stock beneficially owned by the persons listed therein. Shares of Class B Common Stock are convertible at any time on a share-for-share basis into Class A Common Stock. In addition, as and when Class B stockholders sell their shares of Class B Common Stock, they will be automatically converted into shares of Class A Common Stock.

(4)	Includes 47,214 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(5)	Includes 44,543 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(6)	Includes 23,547 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(7)	Includes 539 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(8)	Includes 833 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(9)	Includes 143,899 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.
(10)
The ownership information provided herein is based on the information last known to us, which is as of December 31, 2024. Includes 7,573 shares of Class A Common Stock underlying RSUs vesting within 60 days of October 24, 2025.

(11)	Represents shares of Class B Common Stock issuable upon the exercise of stock options that are exercisable within 60 days of October 24, 2025.

OTHER MATTERS
Householding
The SEC’s rules permit us to deliver a single Notice and Information Statement to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Notice and Information Statement to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request to the Company’s Secretary at 15418 Weir Street, #333, Omaha, NE 68137 or by telephone at 833-992-2566, a separate copy of the Notice and Information Statement, to any stockholder at the shared address to which a single Notice and Information Statement was delivered. If you would like to receive separate copies of future proxy materials, future information statements, and/or future Notices of Internet Availability, as applicable, or if you are currently a stockholder sharing an address with another stockholder and wish to receive only one set of future proxy materials, future information statements, and/or future Notices of Internet Availability, as applicable, for your household, contact your bank, broker or other nominee that holds your shares.
Appraisal or Dissenters’ Rights
Holders of Class A Common Stock and Class B Common Stock are not entitled to appraisal rights with respect to the Charter Amendment.
Holders of Class A Common Stock are not entitled to appraisal rights with respect to the Texas Redomestication. If the Texas Redomestication is completed, holders of record and beneficial owners of Class B Common Stock who (1) do not consent to or otherwise vote in favor of the Texas Redomestication; (2) properly demand appraisal of their shares; (3) continuously hold of record or beneficially own their shares through the Texas Redomestication Effective Time; (4) otherwise comply with the procedures of Section 262 of the DGCL; and (5) do not validly withdraw their demands or otherwise lose, forfeit or waive their rights to appraisal may, subject to the conditions thereof, seek appraisal of their shares in connection with the Texas Redomestication under Section 262 of the DGCL. As a matter of law, the Consenting Stockholders have waived their appraisal rights by virtue of consenting to the Texas Redomestication. See “Action 2 – Texas Redomestication—Appraisal Rights” above for additional information.
Available Information
The Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to reports filed pursuant to Sections 13(a) and 15(d) of the Exchange Act are filed with the SEC. Such reports and other information filed by the Company with the SEC are available free of charge at https://www.exodus.com/investors/sec-filings/all-sec-filings when such reports are available on the SEC’s website. The Company periodically provides certain information for investors on its corporate website, https://www.exodus.com, and its investor relations website, https://www.exodus.com/investors.
James Gernetzke
Chief Financial Officer and Secretary
November 17, 2025

Annex A
CERTIFICATE OF AMENDMENT

TO

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

EXODUS MOVEMENT, INC.
Exodus Movement, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”), DOES HEREBY CERTIFY:
FIRST: That the Board of Directors of the Corporation duly adopted resolutions approving and declaring advisable an amendment to the Amended and Restated Certificate of Incorporation of the Corporation to add the following sentence to the end of Section 5(a) of Article V, Part A:
“Notwithstanding anything to the contrary herein, holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such Distribution has been approved by the Board of Directors.”
SECOND: That the foregoing amendment was duly approved and adopted in accordance with Section 242 of the Delaware General Corporation Law, with the consent of stockholders to the adoption of such amendment having been given by consent in lieu of a meeting pursuant to Section 228 of the Delaware General Corporation Law.
* * *
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [•] day of November, 2025.

EXODUS MOVEMENT, INC.

By:
Name:
Title:

A-2

Annex B
PLAN OF CONVERSION
This Plan of Conversion (this “Plan”) is adopted as of [•], 2025 and sets forth certain terms of the conversion of Exodus Movement, Inc., a Delaware corporation (the “Delaware Corporation”), to Exodus Movement, Inc., a Texas corporation (the “Texas Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and the Texas Business Organizations Code (as amended, the “TBOC”).
RECITALS:
A. The Delaware Corporation was incorporated on July 25, 2016.
B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC, the Delaware Corporation will be converted to a Texas Corporation.
C. The Board of Directors of the Delaware Corporation (the “Board”) has unanimously (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Delaware Certificate of Conversion (as each is defined below).
D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion and the other documents and transactions contemplated by this Plan, including the Texas Charter, the Texas Bylaws, the Texas Certificate of Conversion and the Delaware Certificate of Conversion.
E. In connection with the Conversion, at the Effective Time (as defined below), each share of Class A Common Stock, par value $0.000001 per share (the “Delaware Class A Common Stock”), and each share of Class B Common Stock, par value $0.000001 per share (the “Delaware Class B Common Stock”), of the Delaware Corporation issued and outstanding (or held in treasury) immediately prior to the Effective Time shall be converted into one share of Class A Common Stock, par value $0.000001 per share (the “Texas Class A Common Stock”), and one share of Class B Common Stock, par value $0.000001 per share (the “Texas Class B Common Stock”), of the Texas Corporation, respectively.
F. The mode of carrying out the Conversion into effect shall be as described in this Plan.
ARTICLE I

THE CONVERSION
1.1 Conversion. At the Effective Time, the Delaware Corporation will be converted to the Texas Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and Title 1, Chapter 10, Subchapter C of the TBOC (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Texas Corporation, which will be subject to the laws of the State of Texas.
1.2 Certificate of Conversion. Following the approval of the Conversion, including this Plan and the Texas Charter, the Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file a certificate of conversion in the form attached hereto as Exhibit B (the “Texas Certificate of Conversion”) and the certificate of formation in the form attached hereto as Exhibit C (the “Texas Charter”) and any and all documents required to be filed with the Secretary of State of the State of Texas (the “Texas Secretary of State”) in connection with the Conversion and the Delaware Corporation or the Texas Corporation, as applicable, and shall make all other filings or recordings required by the DGCL or the TBOC in connection with the Conversion.
1.3 Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Texas Certificate of Conversion and the Texas Charter with the Texas Secretary of State or at such later time as specified in the Delaware Certificate of Conversion and the Texas Certificate of Conversion (the “Effective Time”).

ARTICLE II

ORGANIZATION
2.1 Texas Governing Documents. At the Effective Time, the Texas Charter and the bylaws of the Texas Corporation in the form attached hereto as Exhibit D (the “Texas Bylaws” and, together with the Texas Charter, the “Texas Governing Documents”) shall be the articles of incorporation and bylaws of the Texas Corporation until amended and/or restated in accordance with the Texas Governing Documents and applicable law.
2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, (i) the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Texas Corporation and (ii) each committee of the Board as of immediately prior to the Effective Time shall be constituted as a committee of the Board of the Texas Corporation, and each member of each committee of the Board of the Delaware Corporation as of immediately prior to the Effective Time shall continue as a member of each corresponding committee of the Board of the Texas Corporation as of the Effective Time.
ARTICLE III

EFFECT OF THE CONVERSION
3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the TBOC. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and the State of Texas, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Texas Corporation and shall be the property of the Texas Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Texas Corporation, and may be enforced against the Texas Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Texas Corporation.
3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or its stockholders, (i) each share of Delaware Class A Common Stock issued and outstanding or held in treasury immediately before the Effective Time shall be converted into one share of Texas Class A Common Stock, and all options, warrants, restricted stock units or other right to receive, purchase or acquire a share of Delaware Class A Common Stock shall automatically be converted into an option, warrant, restricted stock unit or other entitlement to receive, purchase or acquire a share of Texas Class A Common Stock, (ii) each share of Delaware Class B Common Stock issued and outstanding or held in treasury immediately before the Effective Time shall be converted into one share of Texas Class B Common Stock, and all options, warrants, restricted stock units or other right to receive, purchase or acquire a Delaware Class B Common Stock shall automatically be converted into an option, warrant, restricted stock unit or other entitlement to receive, purchase or acquire a share of Texas Class B Common Stock and (iii) each common stock token representing a share of Delaware Class A Common Stock issued and outstanding immediately prior to the Effective Time shall automatically be converted into a common stock token representing a share of Texas Class A Common Stock. From and after the Effective Time, any stock certificates that immediately prior to the effective time represented issued and outstanding shares of Delaware Class A Common Stock or Delaware Class B Common Stock shall be deemed to represent shares of Texas Class A Common Stock or Texas Class B Common Stock, as applicable, to which such shares of Delaware Class A Common Stock or Delaware Class B Common Stock were converted pursuant to the Conversion. Notwithstanding anything to the contrary herein, shares of Texas Class A Common Stock or Texas Class B Common Stock, including those issued pursuant to the Conversion, may be issued as uncertificated shares.
ARTICLE IV

MISCELLANEOUS
4.1 Abandonment or Amendment. At any time prior to the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.
4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.
4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, this Plan has been executed on behalf of the Delaware Corporation by its officer thereunto duly authorized, as of the date first set forth above.

EXODUS MOVEMENT, INC.

By:
Name:
Title:

Annex C
TEXAS CERTIFICATE OF FORMATION

CERTIFICATE OF FORMATION OF
EXODUS MOVEMENT, INC.
Exodus Movement, Inc., a corporation organized and existing under the laws of the State of Texas (the “Company”), hereby certifies as follows:
1. Exodus Movement, Inc., a Delaware corporation (the “Delaware Corporation”), with its registered office in the State of Delaware at 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware, 19808, was originally incorporated on July 25, 2016.
2. The Delaware Corporation was converted into a corporation incorporated under the laws of the State of Texas under the name “Exodus Movement, Inc.” on [•], 2025 pursuant to a plan of conversion, under which the Delaware Corporation converted to the Company.
ARTICLE I
The name of the corporation is Exodus Movement, Inc. The Company is a for-profit corporation.
ARTICLE II
The address of the Company’s initial registered office in the State of Texas is 211 East 7th Street, Suite 620, Austin, Texas 78701. The name of its initial registered agent at such address is Corporation Service Company (d/b/a CSC-Lawyers Incorporating Service Company). The initial mailing address of the Company is 15418 Weir Street, #333, Omaha, Nebraska 68137.
ARTICLE III
The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Organizations Code (“TBOC”), as the same exists or as may hereafter be amended from time to time.
ARTICLE IV
The total number of shares of capital stock the Company has authority to issue is (i) 327,500,000 shares of Common Stock, par value $0.000001 per share (“Common Stock”), divided into two series, consisting of (a) 300,000,000 shares denominated “Class A Common Stock” and (b) 27,500,000 shares denominated “Class B Common Stock” and (ii) 5,000,000 shares of Preferred Stock, par value $0.000001 per share (“Preferred Stock”).
ARTICLE V
A.	COMMON STOCK
Unless otherwise indicated, references to “Sections” in this Article V, Part A refer to sections of this Article V, Part A. The terms and provisions of the Common Stock are as follows:
1. Definitions. For purposes of the Certificate of Formation, the following definitions shall apply:
(a) “Board of Directors” shall mean the board of directors of the Company.
(b) “Certificate of Formation” shall mean the certificate of formation of the Company, as the same may be amended or supplemented from time to time.
(c) “Class B Shareholder” shall mean the initial registered holder or Permitted Transferee of any shares of Class B Common Stock that are originally issued by the Company as of the effectiveness of the Reclassification.
(d) “Common Stock” shall mean collectively, the Class A Common Stock and the Class B Common Stock.
(e) “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Common Stock payable in Common Stock, or the purchase or redemption of shares of the Company by the Company or its subsidiaries for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries at a price no greater than cost upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any shareholder provided that such repurchases are approved by the Board of Directors, and (iv) any other repurchase or redemption of capital stock of the Company approved by the holders of a majority of the voting power of the Common Stock (voting together as a single class) who are then providing services to the Company as officers or employees in good standing.
(f) “Final Conversion Date” shall mean the first date on which the total voting power of all outstanding shares of Class B Common Stock represents less than ten percent (10%) of the total voting power of the Company’s outstanding capital stock.
(g) “Incapacity” of a Class B Shareholder shall mean that such holder is incapable of managing his or her financial affairs under the criteria set forth in the applicable probate code or that such holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can reasonably be expected to result in death within twelve (12) months or which has lasted or can reasonably be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed medical practitioner selected by such holder and reasonably acceptable to the Board of Directors. If such holder is incapable of selecting a licensed medical practitioner, then such holder’s spouse shall make the selection on behalf of such holder, or in the absence or incapacity of such holder’s spouse, such holder’s adult children by majority vote shall make the selection on behalf of such holder, or in the absence of adult children of such holder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such holder and which holds more shares of all classes of capital stock of the Company than any other revocable living trust created by such holder shall make the selection of such holder, or in the absence of any such successor trustee, the legal guardian or conservator or the estate of such holder shall make the selection on behalf of such holder. In the event of a dispute regarding whether a Class B Shareholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.
(h) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification (for the avoidance of doubt, other than the Reclassification) or other similar event.
(i) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) and (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 1(i): (1) the grant of a proxy to officers or directors of the Company or to other persons approved by the Board of Directors at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of shareholders or pursuant to an action by shareholder written consent in lieu of a meeting; (2) entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) or consummating the actions or transactions contemplated therein if such agreement or arrangement has been approved by the Board of Directors; or (3) any sale, transfer or other disposition of Class B Common Stock approved by the Board of Directors.
(j) “Voting Control” with respect to a share of capital stock or other equity interest, as applicable, shall mean the power (whether exclusive or shared and whether directly or indirectly) to vote or direct the voting of such share or other equity interest, as applicable, by proxy, voting agreement, or otherwise.

2. Conversion.
(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon notice to the Company in writing or by electronic transmission or, if the Company has a transfer agent, to the transfer agent of the Company or upon the time, or the happening of an event, specified in such notice.
(b) Automatic Conversion Upon Transfer. Shares of Class B Common Stock shall automatically, without any further action, convert into an equal number of fully paid and nonassessable shares of Class A Common Stock upon a Transfer of such shares; provided, however, that no such automatic conversion shall occur in the case of (x) a Transfer of Class B Common Stock by a Class B Shareholder or such Class B Shareholder’s Permitted Transferees to another Class B Shareholder or such Class B Shareholder’s Permitted Transferees or (y) a Transfer of Class B Common Stock by a Class B Shareholder for tax or estate-planning purposes to any of the persons or entities listed in clauses (i) through (v) below (each, a “Permitted Transferee” and such Transfer, a “Permitted Transfer”) and from any such Permitted Transferee back to such Class B Shareholder and/or any other Permitted Transferee of such original Class B Shareholder established by or for such Class B Shareholder:
(i) a trust for the benefit of (a) such Class B Shareholder or (b) persons other than the Class B Shareholder so long as, in the case of clause (b), the Class B Shareholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Shareholder and, provided, further, that in the case of clause (b), in the event such Class B Shareholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(ii) a trust under the terms of which such Class B Shareholder has retained a “qualified interest” within the meaning of Section 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Shareholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Shareholder; provided, however, that in the event such Class B Shareholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Shareholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Shareholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event such Class B Shareholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iv) a corporation, partnership or limited liability company in which such Class B Shareholder directly, or indirectly through one or more Permitted Transferees, owns shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise has legally enforceable rights, such that the Class B Shareholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided such Transfer does not involve any payment of cash, securities, property or other consideration to the Class B Shareholder; provided that in the event such Class B Shareholder no longer owns sufficient shares, partnership interests or membership interests, as applicable, or no longer has sufficient legally enforceable rights to ensure the Class B Shareholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(v) with respect to any Class B Shareholder that is not a natural person, a parent or subsidiary of the Class B Shareholder (a “Class B Affiliate”); provided that in the event such Class B Affiliate is no longer controlled by a parent or subsidiary of the Class B Shareholder, each share of Class B Common Stock then held by such Class B Affiliate shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.
For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Transferee so long as the other requirements of (i) or (ii) above, as the case may be, are otherwise satisfied.
(c) Automatic Conversion Upon Death or Incapacity of a Class B Shareholder. Each one (1) share of Class B Common Stock held of record by a Class B Shareholder who is a natural person, or by such Class B Shareholder’s Permitted Transferees, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death or Incapacity of such Class B Shareholder.
(d) Automatic Conversion of all Outstanding Class B Common Stock. Each one (1) share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, voting as a single class.
(e) Automatic Conversion Upon Termination as a Service Provider. Each one (1) share of Class B Common Stock held of record by a Class B Shareholder who is a natural person, or by such Class B Shareholder’s Permitted Transferees, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock at such time that such Class B Shareholder ceases to provide services to the Company as an officer, director, employee, or consultant.
(f) Automatic Conversion Upon Final Conversion Date. Each one (1) share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock at the close of business on the Final Conversion Date.
(g) Procedures. The Company may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class B Common Stock has not occurred, provided, that such policies and procedures shall not materially and adversely alter any of the rights of the shareholders under the Certificate of Formation.
(h) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion(s) shall be deemed to have been made at the time that the Company or its transfer agent receives the notice required pursuant to Section 2(a), upon the date specified pursuant to Section 2(d), the time that the Transfer of such shares occurred, the time of the death or Incapacity of the Class B Shareholder or the time that the Class B Shareholder ceases to provide services to the Company, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued, if any, shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.
3. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Class B Common Stock such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
4. Voting.
(a) Class Voting. Except as otherwise expressly provided herein or as required by law, the holders of Class A Common Stock and Class B Common Stock shall vote together and not as separate classes on all matters submitted to a vote or for the consent of the shareholders of the Company.
(b) Voting Powers. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held as of the applicable record date, and each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share thereof held as of the applicable record date on any matters submitted to a vote or for the consent of the shareholders of the Company. To the maximum extent permitted by the TBOC, but subject to the rights, if any, of the holders of Preferred Stock as specified in this Certificate of Formation or in any certificate of designation, and further subject to the Bylaws of the Company (“Bylaws”) and the provisions of Article XI and Section 3 of Article VI of this Certificate of Formation, an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon (voting together as a single class on an as-converted basis) shall be sufficient to approve, authorize, adopt, or to otherwise cause the Company to take, or affirm the Company’s taking of, any action, including any “fundamental business transaction” as defined in the TBOC.
(c) Adjustment in Authorized Common Stock or Preferred Stock. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock (including, for the avoidance of doubt, the authorized shares of the Class A Common Stock or the Class B Common Stock) may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding, as applicable) by an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon (voting together as a single class on an as-converted basis), and without a separate class vote by the Common Stock or Preferred Stock, except as may be required by the TBOC.
5. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:
(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the then outstanding shares of Class B Common Stock and by the affirmative vote of the holders of a majority of the then outstanding shares of Class A Common Stock, each voting separately as a class; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or rights to acquire such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or rights to acquire such stock, as the case may be). Notwithstanding anything to the contrary herein, holders of Class B Common Stock shall be deemed to have been treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Company to the holders of Class A Common Stock and not to the holders of Class B Common Stock if such Distribution has been approved by the Board of Directors.
(b) Subdivision or Combination or Other Recapitalization. If the Company in any manner effects a Recapitalization, the then outstanding shares of Class A Common Stock and Class B Common Stock shall be treated equally, provided that if the Company in any manner subdivides or combines the then outstanding shares of Class A Common Stock or Class B Common Stock, the then outstanding shares of the other such class will be subdivided or combined in the same proportion and manner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, each voting as a separate class.

(c) Equal Treatment in a Dissolution, Liquidation or Winding Up. In connection with any liquidation, dissolution or winding up of the Company, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to shareholders of the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Company with or into any other entity shall require approval by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.
B. PREFERRED STOCK
The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the Certificate of Formation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE VI
1. General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Company.
2. Number of Directors; Initial Directors; Term; Election.
(a) The number of directors that constitute the whole Board of Directors shall be fixed exclusively by resolution of the Board of Directors. The Board of Directors currently consists of five directors, and the names and addresses of such directors are:

Name	Address
Jon Paul Richardson	15418 Weir Street, #333, Omaha, Nebraska 68137
Daniel Castagnoli	15418 Weir Street, #333, Omaha, Nebraska 68137
Margaret Knight	15418 Weir Street, #333, Omaha, Nebraska 68137
Carol MacKinlay	15418 Weir Street, #333, Omaha, Nebraska 68137
Tyler Skelton	15418 Weir Street, #333, Omaha, Nebraska 68137

(b) Effective as of the first date on which the Class B Shareholders, collectively, cease to have Voting Control over shares representing at least a majority of the total voting power of the Company’s outstanding capital stock (the “Class B Threshold Date”), the directors of the Company shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II, and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. The term of office of the initial Class I directors shall expire at the first regularly scheduled annual meeting of the shareholders following the Class B Threshold Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the shareholders following the Class B Threshold Date and the term of office of the initial Class III directors shall expire at the third annual meeting of the shareholders following the Class B Threshold Date. At each annual meeting of shareholders, commencing with the first regularly scheduled annual meeting of shareholders following the Class B Threshold Date, each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.
(c) Elections of directors need not be by written ballot unless otherwise provided in the Bylaws of the Company.
(d) From and after the Class B Threshold Date, except as provided by the TBOC and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors shall be filled only by a majority vote of the directors then in office.
3. Removal. Prior to the Class B Threshold Date, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors; provided that, effective as of the Class B Threshold Date, shareholders may effect such removal only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class.
ARTICLE VII
1. Action by Written Consent of Shareholders. Prior to the Class B Threshold Date, any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, effective as of the Class B Threshold Date, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders of the Company, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding stock entitled to vote thereon.
2. Special Meetings. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, special meetings of shareholders of the Company may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer) or by the holders of not less than fifty percent (50%) (or the highest percentage of ownership that may be set under the TBOC) of the Company’s then outstanding shares of capital stock entitled to vote at such special meeting.
3. Advance Notice of Shareholder Business. Advance notice of shareholder nominations for the election of directors and of business to be brought by shareholders before any meeting of the shareholders of the Company shall be given in the manner provided in the Bylaws of the Company.
4. No Cumulative Voting. No shareholder will be permitted to cumulate votes at any election of directors.
ARTICLE VIII
To the fullest extent permitted by the TBOC, as the same exists or as may hereafter be amended from time to time, no director or officer of the Company shall be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the TBOC is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the TBOC, as so amended.
Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Formation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX
Subject to any provisions in the Bylaws of the Company related to indemnification of directors or officers of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.
The Company shall have the power to indemnify, to the extent permitted by the TBOC, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Formation or a bylaw of the Company shall not be eliminated or impaired by an amendment to this Certificate of Formation or the Bylaws of the Company after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
ARTICLE X
The Company elects not to be governed by Section 21.606 of the TBOC.
ARTICLE XI
Except as provided in Article VIII and Article IX above, the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Formation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation; provided, that, effective upon the Class B Threshold Date and notwithstanding any other provision of the Certificate of Formation or any provision of law that might otherwise permit a lesser vote, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required to amend, alter, change or repeal any provision of the Certificate of Formation.
Effective upon the Class B Threshold Date and notwithstanding any provision of the Certificate of Formation, the Bylaws of the Company or any provision of law that might otherwise permit a lesser vote, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required for the shareholders of the Company to amend, alter, change or repeal any provision of the Bylaws of the Company.
IN WITNESS WHEREOF, Exodus Movement, Inc. has caused this Certificate of Formation to be signed by its duly authorized officer on [•], 2025.

By:
Name:
Title:

Annex D
TEXAS BYLAWS

BYLAWS OF
EXODUS MOVEMENT, INC.
Adopted [•] 2025

ARTICLE I - MEETINGS OF SHAREHOLDERS
1.1 Place of Meetings. Meetings of shareholders of Exodus Movement, Inc. (the “Company”) shall be held at any place, within or outside the State of Texas, determined by the Company’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 6.002(a) of the Texas Business Organizations Code (the “TBOC”). In the absence of any such designation or determination, shareholder meetings shall be held at the Company’s principal executive office. To the extent permitted by the TBOC, the Board may cancel, postpone, or reschedule any previously scheduled meeting of shareholders at any time, before or after the notice for such meeting has been given to the shareholders.
1.2 Annual Meeting. Unless directors are elected by written consent in lieu of an annual meeting, an annual meeting of shareholders shall be held for the election of directors and for the transaction of such other business as may properly come before the meeting, at such date and time as may be designated by resolution of the Board from time to time.
1.3 Special Meeting. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the shareholders, special meetings of shareholders of the Company may be called only by the Board, the chairperson of the Board, the Chief Executive Officer or the president (in the absence of a chief executive officer) or by the holders of not less than 50% (or the highest percentage of ownership that may be set under the TBOC) of the Company’s then outstanding shares of capital stock entitled to vote at such special meeting.
If a special meeting of the shareholders has been called, the Company shall cause notice to be given to the shareholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of shareholders as shall have been brought before the special meeting pursuant to the notice of a special meeting. Nothing contained in this Section 1.3 shall be construed as limiting, fixing or affecting the time when a meeting of shareholders called by action of the Board may be held.
1.4 Advance Notice Procedures.
(i) Annual Meetings of Shareholders.
(a) Nominations of persons for election to the Board or the proposal of other business to be transacted by the shareholders at an annual meeting of shareholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board; (3) as may be provided in the certificate of designations for any class or series of Preferred Stock; or (4) by any shareholder of the Company who (A) is a shareholder of record at the time of giving of the notice contemplated by Section 1.4(i)(b); (B) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the annual meeting; (C) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the annual meeting (if such date is different from the record date for determining shareholders entitled to notice of the meeting); (D) is a shareholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this Section 1.4(i).
(b) For nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder pursuant to clause (4) of Section 1.4(i)(a), the shareholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for shareholder action. To be timely, a shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of shareholders. However, if no annual meeting of shareholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the annual meeting was first given by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a shareholder’s notice as described above. If the number of directors to be elected to the Board is increased and there is no Official Notice naming all of the nominees for director or specifying the size of the increased Board at least 10 days before the last day that a shareholder may deliver a notice of nomination pursuant to the foregoing provisions, then a shareholder’s notice required by this Section 1.4(i)(b) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such Official Notice is first given. “Official Notice” means disclosure in a press release or by notice in writing or electronic transmission disseminated by or at the direction of the Company to all shareholders entitled to notice of shareholder meetings.
(c) A shareholder’s notice to the secretary must set forth:
(1) as to each person whom the shareholder proposes to nominate for election as a director:
a) such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the corporation that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that would be required to be disclosed in solicitations of proxies for the contested election of directors of publicly traded corporations, or otherwise would be required, in each case pursuant to Section 14 of the Securities Exchange Act of 1934 (the “1934 Act”) if the Company were publicly traded;
b) such person’s written consent to being named in such shareholder’s proxy statement as a nominee of such shareholder and to serving as a director of the Company if elected;
c) a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and
d) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;
(2) as to any other business that the shareholder proposes to bring before the annual meeting:
a) a brief description of the business desired to be brought before the annual meeting;
b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of formation);
c) the reasons for conducting such business at the annual meeting;
d) any material interest in such business of such shareholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

e) a description of all agreements, arrangements and understandings between such shareholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such shareholder; and
(3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
a) the name and address of such shareholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;
b) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;
c) a description of any agreement, arrangement or understanding between such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;
d) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;
e) any rights to dividends on the Company’s securities owned beneficially by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;
f) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
g) any performance-related fees (other than an asset-based fee) that such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;
h) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;
i) any direct or indirect interest of such shareholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

j) a representation and undertaking that the shareholder is a holder of record of stock of the Company as of the date of submission of the shareholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;
k) a representation and undertaking that such shareholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or other proxy solicitation material or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from shareholders in support of such proposal or nomination;
l) any other information relating to such shareholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing that would be required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act if the Company were publicly traded; and
m) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for shareholder action.
(d) In addition to the requirements of this Section 1.4, to be timely, a shareholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented, if necessary, (1) so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the shareholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the corporation or, in the case of an update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.
(ii) Special Meetings of Shareholders. Except to the extent required by the TBOC, and subject to Section 1.3, special meetings of shareholders may be called only in accordance with the Company’s certificate of formation and these bylaws. Only such business will be conducted at a special meeting of shareholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board at such special meeting may be made by any shareholder who (i) is a shareholder of record at the time of giving of the notice contemplated by this Section 1.4(ii); (ii) is a shareholder of record on the record date for the determination of shareholders entitled to notice of the special meeting; (iii) is a shareholder of record on the record date for the determination of shareholders entitled to vote at the special meeting; (iv) is a shareholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this Section 1.4(ii). For nominations to be properly brought by a shareholder before a special meeting pursuant to this Section 1.4(ii), the shareholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the special meeting was first given. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a shareholder’s notice. A shareholder’s notice to the Secretary must comply with the applicable notice requirements of Section 1.4(a)(iii).

(iii) Other Requirements.
(a) To be eligible to be a nominee by any shareholder for election as a director of the Company at a meeting of shareholders, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under Section 1.4(i)(b) or Section 1.4(i):
(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating shareholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;
(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;
(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;
(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and
(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board.
(b) At the request of the Board, any person nominated by the Board for election as a director must furnish to the secretary the information that is required to be set forth in a shareholder’s notice of nomination that pertains to such nominee.
(c) No person will be eligible to be nominated by a shareholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this Section 1.4. No business proposed by a shareholder will be conducted at a shareholder meeting except in accordance with this Section 1.4.
(d) The chairperson of the applicable meeting of shareholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.
(e) Notwithstanding anything to the contrary in this Section 1.4, unless otherwise required by law, if the shareholder (or a qualified representative of the shareholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this Section 1.4, (1) to be considered a qualified representative of the shareholder, a person must be a duly authorized officer, manager or partner of such shareholder or must be authorized by a writing executed by such shareholder or an electronic transmission delivered by such shareholder to act for such shareholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting and (2) “principal executive offices” shall mean the address for the Company’s principal executive offices as set forth on the cover page of its most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission, as such address may be updated by any subsequent report filed with the U.S. Securities and Exchange Commission or other public announcement by the Company.
(f) Without limiting this Section 1.4, a shareholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this Section 1.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 1.4; and (2) compliance with clause (4) of Section 1.4(i)(a) and with Section 1.4(ii) are the exclusive means for a shareholder to make nominations or submit other business (other than as provided in Section 1.4(iii)(g)).
(g) Notwithstanding anything to the contrary in this Section 1.4, the notice requirements set forth in these bylaws with respect to the proposal of any business (other than nominations) pursuant to this Section 1.4 will be deemed to be satisfied by a shareholder if (1) such shareholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such shareholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of shareholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any shareholder, or give any shareholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.
1.5 Notice of Shareholders’ Meetings. Whenever shareholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the shareholders entitled to vote at the meeting, if such date is different from the record date for determining shareholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the TBOC, the certificate of formation or these bylaws, the notice of any meeting of shareholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting as of the record date for determining the shareholders entitled to notice of the meeting.
Notwithstanding the preceding paragraph, notice of a shareholder meeting regarding a “fundamental business transaction” (as defined in Section 1.002 of the TBOC) must be given to each shareholder of the Company not later than 21 days prior to such meeting, regardless of whether the shareholder is entitled to vote on the matter, in accordance with of the TBOC.
1.6 Quorum. Except as otherwise provided by law, the certificate of formation or these bylaws, at each meeting of shareholders the presence in person or by proxy of the holders of shares of stock having a majority of the voting power which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of formation or these bylaws.
If, however, such quorum is not present or represented at any meeting of the shareholders, then either (i) the chairperson of the meeting, or (ii) the shareholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in accordance with Section 1.7 of these bylaws, until a quorum is present or represented.
1.7 Adjourned Meeting; Notice. Any meeting of shareholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting; provided, however, if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting. If after the adjournment a new record date for shareholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 6.101 of the TBOC and Section 1.11 of these bylaws, and shall give notice of the adjourned meeting to each shareholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
1.8 Conduct of Business. Meetings of shareholders shall be presided over by a chairperson designated by the Board, or in the absence of such designation by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by the Chief Executive Officer, or in the absence of the foregoing persons by the President, or in the absence of the foregoing persons by a Vice President, or in the absence of the foregoing persons by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting. The chairperson of any meeting of shareholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business, and shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.
1.9 Voting. The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 1.11 of these bylaws, subject to Sections 6.251 and 6.252 (relating to voting trusts and other voting agreements) and Subchapter D of Chapter 6 (relating to voting of ownership interests) of the TBOC.
Each shareholder entitled to vote at any meeting of shareholders shall be entitled to the number of votes per share for each share of capital stock held by such shareholder as of the applicable record date which has voting power upon the matter in question as set forth in the certificate of formation. Voting at meetings of shareholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder or proxy holder.
Except as otherwise required by law, the certificate of formation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the shareholders. Except as otherwise required by law, the certificate of formation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of formation or these bylaws.
1.10 Shareholder Action by Written Consent Without a Meeting. Prior to the Class B Threshold Date (as defined in the certificate of formation), any action required by the TBOC to be taken at any annual or special meeting of shareholders of the Company, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, effective as of the Class B Threshold Date, any action required or permitted by the TBOC to be taken at any annual or special meeting of shareholders of the Company, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by all holders of outstanding stock entitled to vote thereon.
No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner required by Sections 6.201 and 6.202 of the TBOC within 60 days of the first date on which a written consent is so delivered to the Company. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Company. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.
An electronic transmission consenting to an action to be taken and transmitted by a shareholder or proxy holder, or by a person or persons authorized to act for a shareholder or proxy holder, shall be deemed to be written and signed for purposes of this Section 1.10, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the shareholder or proxy holder or by a person or persons authorized to act for the shareholder or proxy holder and (ii) the date on which such shareholder or proxy holder or authorized person or persons transmitted such electronic transmission.
A consent given by electronic transmission is delivered to the Company upon the earliest of (i) when the consent enters an information processing system, if any, designated by the Company for receiving consents, so long as the electronic transmission is in a form capable of being processed by that system and the Company is able to retrieve that electronic transmission; (ii) when a paper reproduction of the consent is delivered to the Company’s principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of shareholders are recorded; (iii) when a paper reproduction of the consent is delivered to the Company’s registered office in the State of Texas by hand or by certified or registered mail, return receipt requested; or (iv) when delivered in such other manner, if any, provided by resolution of the Board. A consent given by electronic transmission is delivered under this Section 1.10 even if no person is aware of its receipt. Receipt of an electronic acknowledgement from an information processing system establishes that a consent given by electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received.
In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the shareholders of the Company, an electronic transmission of a shareholder written consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail or facsimile telecommunications to the Secretary or the President of the Company or to a person designated by the Company for receiving such consent, or delivered to an information processing system designated by the Company for receiving such consent.
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Sections 6.201 or 6.202 of the TBOC. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the TBOC, if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of shareholders, that written consent has been given in accordance with Sections 6.201 or 6.202 of the TBOC.
For the avoidance of doubt, the provisions of Section 1.4 concerning advance notice of shareholder business or the nomination or election of directors shall not apply to any action by shareholder written consent.
1.11 Record Dates. In order that the Company may determine the shareholders entitled to notice of any meeting of shareholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the shareholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the Board, the record date for determining shareholders entitled to notice of and to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of shareholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for shareholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of shareholders entitled to vote in accordance with the provisions of Section 6.101 of the TBOC and this Section 1.11 at the adjourned meeting.
In order that the Company may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
In order that the Company may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
1.12 Proxies. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy authorized by a document or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after eleven (11) months from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Sections 21.368, 21.369 and 21.370 of the TBOC.
1.13 List of Shareholders Entitled to Vote. Not later than the eleventh (11th) day before the date of each meeting of the shareholders of the Company, an officer or agent having charge of the Company’s stock transfer records shall prepare an alphabetical list of the shareholders entitled to vote at such meeting or any adjournment or postponement thereof showing the address and the type and number of shares held by each shareholder. Such list shall be kept on file at the registered office or the principal executive office of the Company and shall be subject to inspection by any shareholder at any time during regular business hours for a period of at least ten (10) days prior to such meeting. Alternatively, the list of shareholders may be kept on a reasonably accessible electronic network, if the information required to gain access to the list is provided with the notice of the meeting. In the event that the corporation determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to shareholders of the corporation. The original share transfer records shall be prima facie evidence as to (a) the identity of the shareholders entitled to vote at any meeting of shareholders and the number of shares held by each of them and (b) the identity of the shareholders entitled by this Section 1.13 to examine the list required by this Section 1.13.
ARTICLE II - DIRECTORS
2.1 Powers. The business and affairs of the Company shall be managed by or under the direction of the Board, except as may be otherwise provided in the TBOC or the certificate of formation.
2.2 Number of Directors. The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of formation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
2.3 Election, Qualification and Term of Office of Directors. Prior to the Class B Threshold Date and except as provided in Section 2.4 of these bylaws, and subject to Sections 1.2 and 1.10 of these bylaws, directors shall be elected at each annual meeting of shareholders. Directors need not be shareholders unless so required by the certificate of formation or these bylaws. The certificate of formation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Effective as of the Class B Threshold Date, the directors of the Company shall be elected in accordance with the certificate of formation.
2.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of formation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.
Unless otherwise provided in the certificate of formation or these bylaws:
(i) Prior to the Class B Threshold Date, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the shareholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.
(ii) From and after the Class B Threshold Date, except as provided by the TBOC and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors shall be filled only by a majority vote of the directors then in office. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of formation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any shareholder or an executor, administrator, trustee or guardian of a shareholder, or other fiduciary entrusted with like responsibility for the person or estate of a shareholder, may call a special meeting of shareholders in accordance with the provisions of the certificate of formation or these bylaws.
A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
Except as otherwise provided by the TBOC, during a period between two successive annual meetings of shareholders, the board of directors may not fill more than two vacancies created by an increase in the number of directors.
2.5 Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Texas.
Unless otherwise restricted by the certificate of formation or these bylaws, members of the Board, or any committee designated by the Board or any subcommittee, may participate in a meeting of the Board, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
2.6 Conduct of Business. Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
2.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.
2.8 Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary or any two directors.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid; or
(iii) given by electronic transmission, directed to each director at that director’s address or telephone number, or by means of electronic transmission, as the case may be, as shown on the Company’s records.

If the notice is delivered personally by hand, by courier, or by telephone, or given by means of electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, to the fullest extent permitted by applicable law.
2.9 Quorum; Voting. At all meetings of the Board, the presence of at least a majority of the total authorized directorships shall constitute a quorum for the transaction of business; provided that in no case shall the presence of less than 1/3 of the total authorized directorships constitute a quorum. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of formation or these bylaws.
If the certificate of formation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.
2.10 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the certificate of formation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the Board or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this Section 2.10 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee or subcommittee thereof, in the same paper or electronic form as the minutes are maintained.
2.11 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of formation or these bylaws, the Board shall have the authority to fix the compensation of directors.
2.12 Removal of Directors. Any director or the entire Board may be removed as provided in the certificate of formation.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE III - COMMITTEES
3.1 Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) amend the certificate of formation, except to (x) establish series of shares, (y) increase or decrease the number of shares in a series or (z) eliminate a series of shares as authorized by Section 21.155 of the TBOC, (ii) propose a reduction of stated capital under Sections 21.253 and 21.254 of the TBOC, (iii) approve a plan of merger, share exchange, or conversion of the corporation, (iv) recommend to shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, (v) recommend to the shareholders a voluntary winding up and termination or a revocation of a voluntary winding up and termination, (vi) amend, alter, or repeal the bylaws or adopt new bylaws, (vii) fill vacancies on the board of directors, (viii) fill vacancies on or designate alternate members of a committee of the board of directors, (ix) fill a vacancy to be filled because of an increase in the number of directors, (x) elect or remove officers of the corporation or members or alternate members of a committee of the board of directors, (xi) set the compensation of the members or alternate members of a committee of the board of directors or (xii) alter or repeal a resolution of the board of directors that states that it may not be amended or repealed by a committee of the board of directors.
3.2 Committee Minutes. Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the Board, or the committee, when required.
3.3 Meetings and Actions of Committees. A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of formation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:
(i)  Section 2.5 (Place of Meetings; Meetings by Telephone);
(ii) Section 2.7 (Regular Meetings);
(iii)  Section 2.8 (Special Meetings; Notice);
(iv)  Section 2.9 (Quorum; Voting);
(v)  Section 2.10 (Board Action by Written Consent Without a Meeting); and
(vi)  Section 7.4 (Waiver of Notice)
with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:
(i) the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the Board or by resolution of the committee or subcommittee;
(ii) special meetings of committees and subcommittees may also be called by resolution of the Board or the committee or subcommittee; and
(iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The Board, or, in the absence of any such action by the Board, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.
Any provision in the certificate of formation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of formation or these bylaws.
3.4 Subcommittees. Unless otherwise provided in the certificate of formation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE IV - OFFICERS
4.1 Officers. The officers of the Company shall be a Chief Executive Officer, a President and a Secretary. The Company may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, one or more Vice Presidents, a Chief Financial Officer, Chief Operating Officer, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

4.2 Appointment of Officers. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these bylaws.
4.3 Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
4.4 Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer upon whom such power of removal has been conferred by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof.
Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.
4.5 Vacancies in Offices. Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 4.3 of these bylaws.
4.6 Representation of Securities of Other Corporations or Entities. Unless otherwise directed by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any other person authorized by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent in lieu of a meeting. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
4.7 Authority and Duties of Officers. Except as otherwise provided in these bylaws, the officers of the Company shall have such powers and duties in the management of the Company as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE V - INDEMNIFICATION
5.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the TBOC, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.
5.3 Successful Defense. To the extent that a present or former director or officer of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.
5.4 Indemnification of Others. Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the TBOC or other applicable law. The Board shall have the power to delegate to any person or persons the determination of whether employees or agents shall be indemnified.
5.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses and any documentation as may be required by the TBOC) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the TBOC. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in Section 5.6(ii) or Section 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.
5.6 Limitation on Indemnification. Subject to the requirements in Section 5.3 of these bylaws and the TBOC, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under Section 5.7 of these bylaws or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.

5.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
5.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of formation or any statute, bylaw, agreement, vote of shareholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the TBOC or other applicable law.
5.9 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the TBOC.
5.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
5.11 Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the certificate of formation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of formation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
5.12 Certain Definitions. For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.
ARTICLE VI - STOCK
6.1 Stock Certificates; No Partly Paid Shares. The shares of the Company shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form. The Company may not issue the whole or any part of its shares as partly paid.
6.2 Special Designation on Certificates. If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 3.202 of the TBOC, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this Section 6.2 or Section 3.205 of the TBOC or with respect to this Section 6.2 a statement that the Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 Lost Certificates. Except as provided in this Section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 Dividends. The Board, subject to any restrictions contained in the certificate of formation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property or in shares of the Company’s capital stock, subject to the provisions of the certificate of formation.
The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 Stock Transfer Agreements. The Company shall have power to enter into and perform any agreement with any number of shareholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such shareholders in any manner not prohibited by the TBOC.
6.6 Registered Shareholders. The Company:
(i) shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Texas.
6.7 Transfers. Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII - MANNER OF GIVING NOTICE AND WAIVER
7.1 Notice of Shareholders Meetings.
Notice of any meeting of shareholders shall be given in the manner set forth in the TBOC.
7.2 Waiver of Notice.
Whenever notice is required to be given under any provision of the TBOC, the certificate of formation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting unless the person participates in or attends the meeting solely to object to the transaction of business at the meeting on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of formation or these bylaws.
ARTICLE VIII - GENERAL MATTERS
8.1 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.
8.2 Seal. The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
8.3 Annual Report. The Company shall cause an annual report to be sent to the shareholders of the Company to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the shareholders of the Company is expressly waived (to the extent permitted under applicable law).
8.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the TBOC shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, any other entity and a natural person.
8.5 Forum Selection.
Unless the Company consents in writing to the selection of an alternative forum, the Texas Business Court in the Eleventh Division of the Texas Business Court (or, if the Texas Business Court does not have jurisdiction, the federal district court for the Southern District of Texas, Houston Division or the state district court of Harris County, Texas or another state court in Texas, provided, however, and for purposes of clarity, any suit, action or other proceeding shall only be brought before a state court in Harris County, Texas, to the extent and only to the extent that the Texas Business Court and the Federal Court do not have jurisdiction over the same) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director, shareholder, officer or other employee of the Company to the Company or the Company’s shareholders, (c) any action asserting a claim against the Company or any current or former director, officer or other employee of the Company arising pursuant to any provision of the TBOC or the certificate of formation or these bylaws (as each may be amended from time to time), (d) any action asserting an “internal entity claim” (as defined in Section 2.115 of the TBOC) or (e) any other action or proceeding in which the Texas Business Court has jurisdiction, except for, as to each of (a) through (e) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, nothing contained in this first paragraph of Section 8.5 shall apply to any action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the 1934 Act or any successor thereto.
Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.

Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this Section 8.5.
8.6 Jury Trial Waiver
UNLESS THE COMPANY CONSENTS IN WRITING TO A JURY TRIAL, THE COMPANY AND EACH SHAREHOLDER, DIRECTOR, AND OFFICER OF THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT THAT THE COMPANY OR SUCH PERSON MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ARISING OUT OF OR RELATING TO ANY “INTERNAL ENTITY CLAIM” AS THAT TERM IS DEFINED IN SECTION 2.115 OF THE TBOC, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OTHER LEGAL ACTION, PROCEEDING, CAUSE OF ACTION, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM WITHIN THE SCOPE OF SECTION 8.5 OF THIS ARTICLE EIGHT AND EACH SHAREHOLDER AGREES THAT SUCH SHAREHOLDER’S HOLDING OR ACQUISITION OF SHARES OF STOCK OF THE COMPANY OR, TO THE EXTENT PERMITTED BY LAW, OPTIONS OR RIGHTS TO ACQUIRE SHARES OF STOCK OF THE COMPANY FOLLOWING THE ADOPTION OF THESE BYLAWS CONSTITUTES SUCH SHAREHOLDER’S INTENTIONAL AND KNOWING WAIVER OF ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH CLAIMS.
ARTICLE IX - AMENDMENTS
These bylaws may be adopted, amended or repealed by the shareholders entitled to vote. However, the Company may, in its certificate of formation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws.
A bylaw amendment adopted by shareholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.

Annex E
AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

EXODUS MOVEMENT, INC.
Exodus Movement, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), certifies that:
1. The Company was originally incorporated under the name Exodus Movement, Inc. and the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on July 25, 2016.
2. The Amended and Restated Certificate of Incorporation, in the form attached hereto as Exhibit A, which restates and integrates and also further amends the provisions of the Company’s amended and restated certificate of incorporation, as theretofore amended or supplemented (the “Current Charter”), was duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law (the “DGCL”), and has been duly approved by the written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.
3. The Current Charter is amended and restated to read, in its entirety, as set forth in Exhibit A attached hereto.
IN WITNESS WHEREOF, Exodus Movement, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its duly authorized officer on [April 26], 2024.

By:	/s/ Jon Paul Richardson
Jon Paul Richardson
Chief Executive Officer

Exhibit A
ARTICLE I
The name of the corporation is Exodus Movement, Inc. (the “Company”).
ARTICLE II
The address of the Company’s registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware, 19808. The name of the registered agent at such address is The Company Corporation.
ARTICLE III
The purpose of the Company is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law (“DGCL”), as the same exists or as may hereafter be amended from time to time.
ARTICLE IV
The total number of shares of capital stock the Company has authority to issue is (i) 327,500,000 of Common Stock, par value $0.000001 per share (“Common Stock”), divided into two series, consisting of (a) 300,000,000 shares denominated “Class A Common Stock” and (b) 27,500,000 shares denominated “Class B Common Stock” and (ii) 5,000,000 shares of Preferred Stock, par value $0.000001 per share (“Preferred Stock”).
ARTICLE V
A.	COMMON STOCK
Unless otherwise indicated, references to “Sections” in this Article V, Part A refer to sections of this Article V, Part A. The terms and provisions of the Common Stock are as follows:
1. Definitions. For purposes of the Certificate of Incorporation, the following definitions shall apply:
(a) “Board of Directors” shall mean the board of directors of the Company.
(b) “Certificate of Incorporation” shall mean the certificate of incorporation of the Company, as the same may be amended or supplemented from time to time.
(c) “Class B Stockholder” shall mean the initial registered holder or Permitted Transferee of any shares of Class B Common Stock that are originally issued by the Company as of the effectiveness of the Reclassification.
(d) “Common Stock” shall mean collectively, the Class A Common Stock and the Class B Common Stock.
(e) “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise, other than dividends on Common Stock payable in Common Stock, or the purchase or redemption of shares of the Company by the Company or its subsidiaries for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries at a price no greater than colt upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Company or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchases of capital stock of the Company in connection with the settlement of disputes with any stockholder provided that such repurchases are approved by the Board of Directors, and (iv) any other repurchase or redemption of capital stock of the Company approved by the holders of a majority of the voting power of the Common Stock (voting together as a single class) who are then providing services to the Company as officers or employees in good standing.
(f) “Final Conversion Date” shall mean the first date on which the total voting power of all outstanding shares of Class B Common Stock represents less than 10% of the total voting power of the Company’s outstanding capital stock.

(g) “Incapacity” of a Class B Stockholder shall mean that such holder is incapable of managing his or her financial affairs under the criteria set forth in the applicable probate code or that such holder is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can reasonably be expected to result in death within twelve (12) months or which has lasted or can reasonably be expected to last for a continuous period of not less than twelve (12) months as determined by a licensed medical practitioner selected by such holder and reasonably acceptable to the Board of Directors. If such holder is incapable of selecting a licensed medical practitioner, then such holder’s spouse shall make the selection on behalf of such holder, or in the absence or incapacity of such holder’s spouse, such holder’s adult children by majority vote shall make the selection on behalf of such holder, or in the absence of adult children of such holder or their inability to act by majority vote, a natural person then acting as the successor trustee of a revocable living trust which was created by such holder and which holds more shares of all classes of capital stock of the Company than any other revocable living trust created by such holder shall make the selection of such holder, or in the absence of any such successor trustee, the legal guardian or conservator or the estate of such holder shall make the selection on behalf of such holder. In the event of a dispute regarding whether a Class B Stockholder has suffered an Incapacity, no Incapacity of such holder will be deemed to have occurred unless and until an affirmative ruling regarding such Incapacity has been made by a court of competent jurisdiction.
(h) “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification (for the avoidance of doubt, other than the Reclassification) or other similar event.
(i) “Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, (i) a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership) and (ii) the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 1(h): (1) the grant of a proxy to officers or directors of the Company or to other persons approved by the Board of Directors at the request of the Board of Directors in connection with actions to be taken at an annual or special meeting of stockholders or pursuant to an action by stockholder written consent in lieu of a meeting; (2) entering into a support, voting, tender or similar agreement or arrangement (in each case, with or without the grant of a proxy) or consummating the actions or transactions contemplated therein if such agreement or arrangement has been approved by the Board of Directors or (3) any sale, transfer or other disposition of Class B Common Stock approved by the Board of Directors.
(j) “Voting Control” with respect to a share of capital stock or other equity interest, as applicable, shall mean the power (whether exclusive or shared and whether directly or indirectly) to vote or direct the voting of such share or other equity interest, as applicable, by proxy, voting agreement, or otherwise.
2.	Conversion.
(a) Voluntary Conversion. Each one (1) share of Class B Common Stock shall be convertible into one (1) fully paid and nonassessable share of Class A Common Stock at the option of the holder thereof at any time upon notice to the Company in writing or by electronic transmission or, if the Company has a transfer agent, to the transfer agent of the Company or upon the time, or the happening of an event, specified in such notice.
(b) Automatic Conversion Upon Transfer. Shares of Class B Common Stock shall automatically, without any further action, convert into an equal number of fully paid and nonassessable shares of Class A Common Stock upon a Transfer of such shares; provided, however, that no such automatic conversion shall occur in the case of (x) a Transfer of Class B Common Stock by a Class B Stockholder or such Class B Stockholder’s Permitted Transferees to another Class B Stockholder or such Class B Stockholder’s Permitted Transferees or (y) a Transfer of Class B Common Stock by a Class B Stockholder for tax or estate-planning purposes to any of the persons or entities listed in clauses (i) through (v) below (each, a “Permitted Transferee” and such Transfer, a “Permitted Transfer”) and from any such Permitted Transferee back to such Class B Stockholder and/or any other Permitted Transferee of such original Class B Stockholder established by or for such Class B Stockholder:
(i) a trust for the benefit of (a) such Class B Stockholder or (b) persons other than the Class B Stockholder so long as, in the case of clause (b), the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the case of clause (b), in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(ii) a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of Section 2702(b)(1) of the Internal Revenue Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder; provided, however, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iii) an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event such Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock;
(iv) a corporation, partnership or limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Transferees, owns shares, partnership interests or membership interests, as applicable, with sufficient Voting Control in the corporation, partnership or limited liability company, as applicable, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company; provided such Transfer does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder; provided that in the event such Class B Stockholder no longer owns sufficient shares, partnership interests or membership interests, as applicable, or no longer has sufficient legally enforceable rights to ensure the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, partnership or limited liability company, as applicable, each share of Class B Common Stock then held by such corporation, partnership or limited liability company, as applicable, shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock; or
(v) with respect to any Class B Stockholder that is not a natural person, a parent or subsidiary of the Class B Stockholder (a “Class B Affiliate”); provided that in the event such Class B Affiliate is no longer controlled by a parent or subsidiary of the Class B Stockholder, each share of Class B Common Stock then held by such Class B Affiliate shall automatically convert into one (1) fully paid and nonassessable share of Class A Common Stock.
For the avoidance of doubt, to the extent any shares are deemed to be held by a trustee of a trust described in (i) or (ii) above, the Transfer shall be a Permitted Transfer and the trustee shall be deemed a Permitted Transferee so long as the other requirements of (i) or (ii) above, as the case may be, are otherwise satisfied.
(c) Automatic Conversion Upon Death or Incapacity of a Class B Stockholder. Each one (1) share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Transferees, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the death or Incapacity of such Class B Stockholder.

(d) Automatic Conversion of all Outstanding Class B Common Stock. Each one (1) share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock upon the date specified by affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, voting as a single class.
(e) Automatic Conversion Upon Termination as a Service Provider. Each one (1) share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Transferees, shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock at such time that such Class B Stockholder ceases to provide services to the Company as an officer, director, employee, or consultant.
(f) Automatic Conversion Upon Final Conversion Date. Each one (1) share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and nonassessable share of Class A Common Stock at the close of business on the Final Conversion Date.
(g) Procedures. The Company may, from time to time, establish such policies and procedures relating to the conversion of Class B Common Stock to Class A Common Stock and the general administration of this dual class stock structure, including the issuance of stock certificates with respect thereto, as it may deem reasonably necessary or advisable, and may from time to time request that holders of shares of Class B Common Stock furnish certifications, affidavits or other proof to the Company as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class B Common Stock has not occurred, provided, that such policies and procedures shall not materially and adversely alter any of the rights of the stockholders under the Certificate of Incorporation.
(h) Immediate Effect. In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion(s) shall be deemed to have been made at the time that the Company or its transfer agent receives the notice required pursuant to Section 2(a), upon the date specified pursuant to Section 2(d), the time that the Transfer of such shares occurred, the time of the death or Incapacity of the Class B Stockholder or the time that the Class B Stockholder ceases to provide services to the Company, as applicable. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose name or names the certificate or certificates representing the shares of Class A Common Stock are to be issued, if any, shall be treated for all purposes as having become the record holder or holders of such number of shares of Class A Common Stock into which such shares of Class B Common Stock were convertible. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.
3. Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock solely for the purpose of effecting the conversion of the shares of Class B Common Stock such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock; and if at any time the number of authorized but unissued shares of Class A Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Class B Common Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class A Common Stock to such number of shares as shall be sufficient for such purpose.
4. Voting.
(a) Class Voting. Except as otherwise expressly provided herein or as required by law, the holders Class A Common Stock and Class B Common Stock shall vote together and not as separate classes on all matters submitted to a vote or for the consent of the stockholders of the Company.
(b) Voting Powers. Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share thereof held as of the applicable record date, and each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share thereof held as of the applicable record date on any matters submitted to a vote or for the consent of the stockholders of the Company.
(c) Adjustment in Authorized Common Stock or Preferred Stock. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock (including, for the avoidance of doubt, the authorized shares of the Class A Common Stock or the Class B Common Stock) may be increased or decreased (but not below the number of shares of Common Stock or Preferred Stock then outstanding, as applicable) by an affirmative vote of the holders of a majority of the total voting power represented by the outstanding capital stock of the Company entitled to vote thereon (voting together as a single class on an as-converted basis), and without a separate class vote by the Common Stock or Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.
5. Identical Rights. Except as otherwise expressly provided herein or required by applicable law, shares of Class A Common Stock and Class B Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters, including, without limitation:
(a) Dividends and Distributions. Shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any Distribution paid or distributed by the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the then outstanding shares of Class B Common Stock and by the affirmative vote of the holders of a majority of the then outstanding shares of Class A Common Stock, each voting separately as a class; provided, however, that in the event a Distribution is paid in the form of Class A Common Stock or Class B Common Stock (or rights to acquire such stock), then holders of Class A Common Stock shall receive Class A Common Stock (or rights to acquire such stock, as the case may be) and holders of Class B Common Stock shall receive Class B Common Stock (or rights to acquire such stock, as the case may be).
(b) Subdivision or Combination or Other Recapitalization. If the Company in any manner effects a Recapitalization, the then outstanding shares of Class A Common Stock and Class B Common Stock shall be treated equally, provided that if the Company in any manner subdivides or combines the then outstanding shares of Class A Common Stock or Class B Common Stock, the then outstanding shares of the other such class will be subdivided or combined in the same proportion and mariner, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, each voting as a separate class.
(c) Equal Treatment in a Dissolution, Liquidation or Winding Up. In connection with any liquidation, dissolution or winding up of the Company, shares of Class A Common Stock and Class B Common Stock shall be treated equally, identically and ratably, on a per share basis, with respect to any consideration into which such shares are converted or any consideration paid or otherwise distributed to stockholders of the Company, unless different treatment of the shares of each such class is approved by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the then outstanding shares of Class B Common Stock, each voting separately as a class. Any merger or consolidation of the Company with or into any other entity shall require approval by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class A Common Stock and by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Class B Common Stock, each voting separately as a class, unless (i) the shares of Class A Common Stock and Class B Common Stock remain outstanding and no other consideration is received in respect thereof or (ii) such shares are converted on a pro rata basis into shares of the surviving or parent entity in such transaction having identical rights to the shares of Class A Common Stock and Class B Common Stock, respectively.
B.	PREFERRED STOCK
The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any series of Preferred Stock, including, without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in the

Certificate of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. Except as may be otherwise specified by the terms of any series of Preferred Stock, if the number of shares of any series of Preferred Stock is so decreased, then the Company shall take all such steps as are necessary to cause the shares constituting such decrease to resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.
ARTICLE VI
1. General Powers. The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Company.
2. Number of Directors; Term; Election.
(a) The number of directors that constitute the whole Board of Directors shah be fixed exclusively by resolution of the Board of Directors.
(b) Effective as of the first date on which the Class B Stockholders, collectively, cease to have Voting Control over shares representing at least a majority of the total voting power of the Company’s outstanding capital stock (the “Class B Threshold Date”), the directors of the Company shall be divided into three classes as nearly equal in size as is practicable, hereby designated Class I, Class II, and Class III. The initial assignment of members of the Board of Directors to each such class shall be made by the Board of Directors. The term of office of the initial Class I directors shall expire at the first regularly-scheduled annual meeting of the stockholders following the Class B Threshold Date, the term of office of the initial Class II directors shall expire at the second annual meeting of the stockholders following the Class B Threshold Date and the term of office of the initial Class III directors shall expire at the third annual meeting of the stockholders following the Class B Threshold Date. At each annual meeting of stockholders, commencing with the first regularly-scheduled annual meeting of stockholders following the Class B Threshold Date, each of the successors elected to replace the directors of a class whose term shall have expired at such annual meeting shall be elected to hold office until the third annual meeting next succeeding his or her election and until his or her respective successor shall have been duly elected and qualified.
(c) Elections of directors need not be by written ballot unless otherwise provided in the bylaws of the Company.
(d) From and after the Class B Threshold Date, and subject to the rights of the holders of any one or more series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors shall be filled only by a majority vote of the directors then in office, and not by stockholders.
3. Removal. Prior to the Class B Threshold Date, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the shares then entitled to vote at an election of directors; provided that, effective as of the Class B Threshold Date, stockholders may effect such removal only for cause and only by the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class.
ARTICLE VII
4. Action by Written Consent of Stockholders. Prior to the Class B Threshold Date, any action required by the DGCL to be taken at any annual or special meeting of stockholders of the Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, effective as of the Class B Threshold Date, any action required or permitted to be taken by stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders and may not be effected by written consent in lieu of a meeting.

5. Special Meetings. Except as otherwise may be expressly provided by the terms of any series of Preferred Stock, special meetings of stockholders of the Company may be called only by the Board of Directors, the chairperson of the Board of Directors, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is hereby specifically denied.
6. Advance Notice of Stockholder Business. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Company shall be given in the manner provided in the Bylaws of the Company.
7. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of directors.
ARTICLE VIII
To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended from time to time, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.
Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE IX
Subject to any provisions in the bylaws of the Company related to indemnification of directors or officers of the Company, the Company shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.
The Company shall have the power to indemnify, to the extent permitted by the DGCL, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Company who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.
A right to indemnification or to advancement of expenses arising under a provision of this Certificate of Incorporation or a bylaw of the Company shall not be eliminated or impaired by an amendment to this Certificate of Incorporation or the bylaws of the Company after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment alter such action or omission has occurred.
ARTICLE X
The Company elects not to be governed by Section 203 of the DGCL.

ARTICLE XI
Except as provided in Article VIII and Article IX above, the Company reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, that, effective upon the Class B Threshold Date and notwithstanding any other provision of the Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required to amend, alter, change or repeal any provision of the Certificate of Incorporation.
Effective upon the Class B Threshold Date and notwithstanding any provision of the Certificate of Incorporation, the Bylaws of the Company or any provision of law that might otherwise permit a lesser vote, the affirmative vote of sixty-six and two-thirds percent (66 2/3%) of the voting power of the then outstanding voting securities of the Company, voting together as a single class, shall be required for the stockholders of the Company to amend, alter, change or repeal any provision of the Bylaws of the Company.

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

EXODUS MOVEMENT, INC.
Exodus Movement, Inc., a corporation existing under the laws of the State of Delaware (the “Company”), hereby certifies that:
FIRST: Article VIII of the Amended and Restated Certificate of Incorporation of the Company is hereby amended to read in its entirety as follows:
ARTICLE VIII
To the fullest extent permitted by the DGCL, as the same exists or as may hereafter be amended from time to time, no director or officer of the Company shall be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Company shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Solely for purposes of this Article VIII, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL as amended from time to time.
Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
SECOND: The foregoing amendment to the Amended and Restated Certificate of Incorporation of the Company has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) and has been approved by the written consent of the stockholders of the Company in accordance with Section 228 of the DGCL.
[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer on the date set forth below.

EXODUS MOVEMENT, INC.

By:	/s/ James Gernetzke
Name:	James Gernetzke
Title:	Chief Financial Officer and Secretary

Dated:	July 14, 2025

Annex F
AMENDED AND RESTATED
BYLAWS OF

EXODUS MOVEMENT, INC.
Adopted August 27, 2020

F-i

F-ii

BYLAWS
ARTICLE I — MEETINGS OF STOCKHOLDERS
1.1 Place of Meetings. Meetings of stockholders of Exodus Movement, Inc. (the “Company”) shall be held at any place, within or outside the State of Delaware, determined by the Company’s board of directors (the “Board”). The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office. The Board may cancel, postpone, or reschedule any previously scheduled meeting of stockholders at any time, before or after the notice for such meeting has been given to the stockholders.
1.2 Annual Meeting. Unless directors are elected by written consent in lieu of an annual meeting as permitted by Section 211(b) of the DGCL, an annual meeting of stockholders shall be held for the election of directors at such date and time as may be designated by resolution of the Board from time to time. Stockholders may, unless the certificate of incorporation otherwise provides, act by written consent to elect directors; provided, however, that, if such consent is less than unanimous, such action by written consent may be in lieu of holding an annual meeting only if all of the directorships to which directors could be elected at an annual meeting held at the effective time of such action are vacant and are filled by such action. Any other proper business, brought in accordance with section 1.4 of these bylaws, may be transacted.
1.3 Special Meeting. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to call a special meeting of the stockholders, special meetings of stockholders of the Company may be called only by the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer), and the ability of the stockholders to call a special meeting is hereby specifically denied.
If a special meeting of the stockholders has been called, the Company shall cause notice to be given to the stockholders entitled to vote at such meeting, in accordance with these bylaws, that a meeting will be held at the time requested by the person or persons calling the meeting. The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of a majority of the Board, the chairperson of the Board, the chief executive officer or the president (in the absence of a chief executive officer). Nothing contained in this section 1.3 shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.
1.4 Advance Notice Procedures.
(i) Annual Meetings of Stockholders.
(a) Nominations of persons for election to the Board or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (1) pursuant to the Company’s notice of meeting (or any supplement thereto); (2) by or at the direction of the Board; (3) as may be provided in the certificate of designations for any class or series of preferred stock; or (4) by any stockholder of the Company who (A) is a stockholder of record at the time of giving of the notice contemplated by section 1.4(i)(b); (B) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the annual meeting; (C) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the annual meeting; (D) is a stockholder of record at the time of the annual meeting; and (E) complies with the procedures set forth in this section 1.4(i).
(b) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (4) of section 1.4(i)(a), the stockholder must have given timely notice in writing to the secretary and any such nomination or proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day and no later than 5:00 p.m., local time, on the 90th day prior to the day of the first anniversary of the preceding year’s annual meeting of stockholders. However, if no annual meeting of stockholders was held in the preceding year, or if the date of the applicable annual meeting has been changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, then to be timely such notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the annual meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the annual meeting was first given by the Company. In no event will the adjournment, rescheduling or postponement of any annual meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. If the number of directors to be elected to the Board is increased and there is no Official Notice naming all of the nominees for director or specifying the size of the increased Board at least 10 days before the last day that a stockholder may deliver a notice of nomination pursuant to the foregoing provisions, then a stockholder’s notice required by this section 1.4(a)(ii) will also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the secretary at the principal executive offices of the Company no later than 5:00 p.m., local time, on the 10th day following the day on which such Official Notice is first given. “Official Notice” means disclosure in a press release or by notice in writing or electronic transmission disseminated by or at the direction of the Company to all stockholders entitled to notice of stockholder meetings.
(c) A stockholder’s notice to the secretary must set forth:
(1) as to each person whom the stockholder proposes to nominate for election as a director:
a) such person’s name, age, business address, residence address and principal occupation or employment; the class and number of shares of the corporation that are held of record or are beneficially owned by such person and a description of any Derivative Instruments (defined below) held or beneficially owned thereby or of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of such person; and all information relating to such person that would be required to be disclosed in solicitations of proxies for the contested election of directors of publicly traded corporations, or otherwise would be required, in each case pursuant to the Section 14 of the Securities Exchange Act of 1934 Act (the “1934 Act”) if the Company were publicly traded;
b) such person’s written consent to being named in such stockholder’s proxy statement as a nominee of such stockholder and to serving as a director of the Company if elected;
c) a reasonably detailed description of any direct or indirect compensatory, payment, indemnification or other financial agreement, arrangement or understanding that such person has, or has had within the past three years, with any person or entity other than the Company (including the amount of any payment or payments received or receivable thereunder), in each case in connection with candidacy or service as a director of the Company (a “Third-Party Compensation Arrangement”); and
d) a description of any other material relationships between such person and such person’s respective affiliates and associates, or others acting in concert with them, on the one hand, and such stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made, and their respective affiliates and associates, or others acting in concert with them, on the other hand;
(2) as to any other business that the stockholder proposes to bring before the annual meeting:
a) a brief description of the business desired to be brought before the annual meeting;
b) the text of the proposal or business (including the text of any resolutions proposed for consideration and, if applicable, the text of any proposed amendment to these bylaws or the Company’s certificate of incorporation);
c) the reasons for conducting such business at the annual meeting;
d) any material interest in such business of such stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates and associates, or others acting in concert with them; and

e) a description of all agreements, arrangements and understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and their respective affiliates or associates or others acting in concert with them, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and
(3) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
a) the name and address of such stockholder (as they appear on the Company’s books), of such beneficial owner and of their respective affiliates or associates or others acting in concert with them;
b) for each class or series, the number of shares of stock of the Company that are, directly or indirectly, held of record or are beneficially owned by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;
c) a description of any agreement, arrangement or understanding between such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, and any other person or persons (including, in each case, their names) in connection with the proposal of such nomination or other business;
d) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities (any of the foregoing, a “Derivative Instrument”), or any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for or increase or decrease the voting power of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, with respect to the Company’s securities;
e) any rights to dividends on the Company’s securities owned beneficially by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, that are separated or separable from the underlying security;
f) any proportionate interest in the Company’s securities or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership;
g) any performance-related fees (other than an asset-based fee) that such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them is entitled to based on any increase or decrease in the value of the Company’s securities or Derivative Instruments, including, without limitation, any such interests held by members of the immediate family of such persons sharing the same household;
h) any significant equity interests or any Derivative Instruments in any principal competitor of the Company that are held by such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them;
i) any direct or indirect interest of such stockholder, such beneficial owner or their respective affiliates or associates or others acting in concert with them, in any contract with the Company, any affiliate of the Company or any principal competitor of the Company (in each case, including any employment agreement, collective bargaining agreement or consulting agreement);

j) a representation and undertaking that the stockholder is a holder of record of stock of the Company as of the date of submission of the stockholder’s notice and intends to appear in person or by proxy at the meeting to bring such nomination or other business before the meeting;
k) a representation and undertaking that such stockholder or any such beneficial owner intends, or is part of a group that intends, to (x) deliver a proxy statement or other proxy solicitation material or form of proxy to holders of at least the percentage of the voting power of the Company’s then-outstanding stock required to approve or adopt the proposal or to elect each such nominee; or (y) otherwise solicit proxies from stockholders in support of such proposal or nomination;
l) any other information relating to such stockholder, such beneficial owner, or their respective affiliates or associates or others acting in concert with them, or director nominee or proposed business that, in each case, would be required to be disclosed in a proxy statement or other filing that would be required to be made in connection with the solicitation of proxies in support of such nominee (in a contested election of directors) or proposal pursuant to Section 14 of the 1934 Act if the Company were publicly traded; and
m) such other information relating to any proposed item of business as the Company may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.
(d) In addition to the requirements of this section 1.4, to be timely, a stockholder’s notice (and any additional information submitted to the Company in connection therewith) must further be updated and supplemented, if necessary, (1) so that the information provided or required to be provided in such notice is true and correct as of the record date(s) for determining the stockholders entitled to notice of, and to vote at, the meeting and as of the date that is 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof and (2) to provide any additional information that the Company may reasonably request. Such update and supplement or additional information, if applicable, must be received by the secretary at the principal executive offices of the Company, in the case of a request for additional information, promptly following a request therefor, which response must be delivered not later than such reasonable time as is specified in any such request from the corporation or, in the case of an update or supplement of any information, not later than five business days after the record date(s) for the meeting (in the case of any update and supplement required to be made as of the record date(s)), and not later than eight business days prior to the date for the meeting or any adjournment, rescheduling or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment, rescheduling or postponement thereof). The failure to timely provide such update, supplement or additional information shall result in the nomination or proposal no longer being eligible for consideration at the meeting.
(ii) Special Meetings of Stockholders. Except to the extent required by the DGCL, and subject to section 1.3, special meetings of stockholders may be called only in accordance with the Company’s certificate of incorporation and these bylaws. Only such business will be conducted at a special meeting of stockholders as has been brought before the special meeting pursuant to the Company’s notice of meeting. If the election of directors is included as business to be brought before a special meeting in the Company’s notice of meeting, then nominations of persons for election to the Board at such special meeting may be made by any stockholder who (i) is a stockholder of record at the time of giving of the notice contemplated by this section 1.4(ii); (ii) is a stockholder of record on the record date for the determination of stockholders entitled to notice of the special meeting; (iii) is a stockholder of record on the record date for the determination of stockholders entitled to vote at the special meeting; (iv) is a stockholder of record at the time of the special meeting; and (v) complies with the procedures set forth in this section 1.4(ii). For nominations to be properly brought by a stockholder before a special meeting pursuant to this section 1.4(ii), the stockholder’s notice must be received by the secretary at the principal executive offices of the Company no earlier than 8:00 a.m., local time, on the 120th day prior to the day of the special meeting and no later than 5:00 p.m., local time, on the 10th day following the day on which Official Notice of the date of the special meeting was first given. In no event will any adjournment, rescheduling or postponement of a special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice. A stockholder’s notice to the Secretary must comply with the applicable notice requirements of section 1.4(a)(iii).

(iii) Other Requirements.
(a) To be eligible to be a nominee by any stockholder for election as a director of the Company at a meeting of stockholders, the proposed nominee must provide to the secretary, in accordance with the applicable time periods prescribed for delivery of notice under section 1.4(i)(b) or section 1.4(i):
(1) a signed and completed written questionnaire (in the form provided by the secretary at the written request of the nominating stockholder, which form will be provided by the secretary within 10 days of receiving such request) containing information regarding such nominee’s background and qualifications and such other information as may reasonably be required by the Company to determine the eligibility of such nominee to serve as a director of the Company or to serve as an independent director of the Company;
(2) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any voting agreement, arrangement, commitment, assurance or understanding with any person or entity as to how such nominee, if elected as a director, will vote on any issue;
(3) a written representation and undertaking that, unless previously disclosed to the Company, such nominee is not, and will not become, a party to any Third-Party Compensation Arrangement;
(4) a written representation and undertaking that, if elected as a director, such nominee would be in compliance, and will continue to comply, with the Company’s corporate governance guidelines as disclosed on the Company’s website, as amended from time to time; and
(5) a written representation and undertaking that such nominee, if elected, intends to serve a full term on the Board.
(b) At the request of the Board, any person nominated by the Board for election as a director must furnish to the secretary the information that is required to be set forth in a stockholder’s notice of nomination that pertains to such nominee.
(c) No person will be eligible to be nominated by a stockholder for election as a director of the Company unless nominated in accordance with the procedures set forth in this section 1.4. No business proposed by a stockholder will be conducted at a stockholder meeting except in accordance with this section 1.4.
(d) The chairperson of the applicable meeting of stockholders will, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these bylaws or that business was not properly brought before the meeting. If the chairperson of the meeting should so determine, then the chairperson of the meeting will so declare to the meeting and the defective nomination will be disregarded or such business will not be transacted, as the case may be.
(e) Notwithstanding anything to the contrary in this section 1.4, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear in person at the meeting to present a nomination or other proposed business, such nomination will be disregarded or such proposed business will not be transacted, as the case may be, notwithstanding that proxies in respect of such nomination or business may have been received by the Company and counted for purposes of determining a quorum. For purposes of this section 1.4, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting.
(f) Without limiting this section 1.4, a stockholder must also comply with all applicable requirements of the 1934 Act with respect to the matters set forth in this section 1.4, it being understood that (1) any references in these bylaws to the 1934 Act are not intended to, and will not, limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this section 1.4; and (2) compliance with clause (4) of section 1.4(i)(a) and with section 1.4(ii) are the exclusive means for a stockholder to make nominations or submit other business (other than as provided in section 1.4(iii)(g)).

(g) Notwithstanding anything to the contrary in this section 1.4, the notice requirements set forth in these bylaws with respect to the proposal of any business pursuant to this section 1.4 will be deemed to be satisfied by a stockholder if (1) such stockholder has submitted a proposal to the Company in compliance with Rule 14a-8 under the 1934 Act; and (2) such stockholder’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the meeting of stockholders. Subject to Rule 14a-8 and other applicable rules and regulations under the 1934 Act, nothing in these bylaws will be construed to permit any stockholder, or give any stockholder the right, to include or have disseminated or described in the Company’s proxy statement any nomination of a director or any other business proposal.
1.5 Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting in the form of a writing or electronic transmission shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the DGCL, the certificate of incorporation or these bylaws, the notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.
1.6 Quorum. Except as otherwise provided by law, the certificate of incorporation or these bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise provided by law, the certificate of incorporation or these bylaws.
If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, in the manner provided in section 1.7 of these bylaws, until a quorum is present or represented.
1.7 Adjourned Meeting; Notice. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with Section 213(a) of the DGCL and section 1.11 of these bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.
1.8 Conduct of Business. Meetings of stockholders shall be presided over by a chairperson designated by the Board, or in the absence of such designation by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by the Chief Executive Officer, or in the absence of the foregoing persons by the President, or in the absence of the foregoing persons by a Vice President, or in the absence of the foregoing persons by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business, and shall have the power to adjourn the meeting to another place, if any, date or time, whether or not a quorum is present.

1.9 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of section 1.11 of these bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.
Except as may be otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of capital stock held by such stockholder as of the applicable record date which has voting power upon the matter in question. Voting at meetings of stockholders need not be by written ballot and, unless otherwise required by law, need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. If authorized by the Board, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder.
Except as otherwise required by law, the certificate of incorporation or these bylaws, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the certificate of incorporation or these bylaws, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or series or classes or series is required, in all matters other than the election of directors, the affirmative vote of the majority of the voting power of the shares of such class or series or classes or series present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of such class or series or classes or series, except as otherwise provided by law, the certificate of incorporation or these bylaws.
1.10 Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
No written consent shall be effective to take the corporate action referred to therein unless written consents signed by a sufficient number of holders to take action are delivered to the Company in the manner required by Section 228 of the DGCL within 60 days of the first date on which a written consent is so delivered to the Company. Any person executing a consent may provide, whether through instruction to an agent or otherwise, that such a consent will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made, if evidence of such instruction or provision is provided to the Company. Unless otherwise provided, any such consent shall be revocable prior to its becoming effective.
An electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxy holder, or by a person or persons authorized to act for a stockholder or proxy holder, shall be deemed to be written and signed for purposes of this section 1.10, provided that any such electronic transmission sets forth or is delivered with information from which the Company can determine (i) that the electronic transmission was transmitted by the stockholder or proxy holder or by a person or persons authorized to act for the stockholder or proxy holder and (ii) the date on which such stockholder or proxy holder or authorized person or persons transmitted such electronic transmission.
A consent given by electronic transmission is delivered to the Company upon the earliest of (i) when the consent enters an information processing system, if any, designated by the Company for receiving consents, so long as the electronic transmission is in a form capable of being processed by that system and the Company is able to retrieve that electronic transmission; (ii) when a paper reproduction of the consent is delivered to the Company’s principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded; (iii) when a paper reproduction of the consent is delivered to the Company’s registered office in the State of Delaware by hand or by certified or registered mail, return receipt requested; or (iv) when delivered in such other manner, if any, provided by resolution of the Board. A consent given by electronic transmission is delivered under this section 1.10 even if no person is aware of its receipt. Receipt of an electronic acknowledgement from an information processing system establishes that a consent given by electronic transmission was received but, by itself, does not establish that the content sent corresponds to the content received.
In the event that the Board shall have instructed the officers of the Company to solicit the vote or written consent of the stockholders of the Company, an electronic transmission of a stockholder written consent given pursuant to such solicitation, to be effective, must be delivered by electronic mail or facsimile telecommunications to the Secretary or the President of the Company or to a person designated by the Company for receiving such consent, or delivered to an information processing system designated by the Company for receiving such consent.
Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.
For the avoidance of doubt, the provisions of section 1.4 concerning advance notice of stockholder business or the nomination or election of directors shall not apply to any action by stockholder written consent.
1.11 Record Dates. In order that the Company may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination.
If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the provisions of Section 213 of the DGCL and this section 1.111 at the adjourned meeting.
In order that the Company may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date has been fixed by the Board, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law. If no record date has been fixed by the Board and prior action by the Board is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.
In order that the Company may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
1.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by a document or by an electronic transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.
1.13 List of Stockholders Entitled to Vote. The Company shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Company’s principal place of business. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.
ARTICLE II — DIRECTORS
2.1 Powers. The business and affairs of the Company shall be managed by or under the direction of the Board, except as may be otherwise provided in the DGCL or the certificate of incorporation.
2.2 Number of Directors. The Board shall consist of one or more members, each of whom shall be a natural person. Unless the certificate of incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.
2.3 Election, Qualification and Term of Office of Directors. Except as provided in section 2.4 of these bylaws, and subject to sections 1.2 and 1.10 of these bylaws, directors shall be elected at each annual meeting of stockholders. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws. The certificate of incorporation or these bylaws may prescribe other qualifications for directors. Each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. If so provided in the certificate of incorporation, the directors of the Company shall be divided into three classes.
2.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the certificate of incorporation or these bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

Unless otherwise provided in the certificate of incorporation or these bylaws:
(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and, following the Series B Threshold Date (as such term is defined in the certificate of incorporation of the Company), may not be filled by stockholders.
(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.
If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.
If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the voting stock at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.
A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.
2.5 Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware.
Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board, or any committee designated by the Board or any subcommittee, may participate in a meeting of the Board, or any such committee or subcommittee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
2.6 Conduct of Business. Meetings of the Board shall be presided over by the Chairperson of the Board, if any, or in his or her absence by the Vice Chairperson of the Board, if any, or in the absence of the foregoing persons by a chairperson designated by the Board, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairperson of the meeting may appoint any person to act as secretary of the meeting.
2.7 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.
2.8 Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Secretary or any two directors.
Notice of the time and place of special meetings shall be:
(i) delivered personally by hand, by courier or by telephone;
(ii) sent by United States first-class mail, postage prepaid; or
(iii) given by electronic transmission,
directed to each director at that director’s address or telephone number, or by means of electronic transmission, as the case may be, as shown on the Company’s records.
If the notice is delivered personally by hand, by courier, or by telephone, or given by means of electronic transmission, it shall be delivered, sent or otherwise directed to each director, as applicable, at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting, to the fullest extent permitted by applicable law.
2.9 Quorum; Voting. At all meetings of the Board, the presence of at least a majority of the directors in office from time to time shall constitute a quorum for the transaction of business; provided that in no case shall the presence of less than 1/3 of the total authorized directorships constitute a quorum. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.
The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws.
If the certificate of incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.
2.10 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee or subcommittee thereof, may be taken without a meeting if all members of the Board or committee or subcommittee, as the case may be, consent thereto in writing or by electronic transmission. Any person (whether or not then a director) may provide, whether through instruction to an agent or otherwise, that a consent to action will be effective at a future time (including a time determined upon the happening of an event), no later than 60 days after such instruction is given or such provision is made and such consent shall be deemed to have been given for purposes of this section 2.10 at such effective time so long as such person is then a director and did not revoke the consent prior to such time. Any such consent shall be revocable prior to its becoming effective. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of the proceedings of the Board, or the committee or subcommittee thereof, in the same paper or electronic form as the minutes are maintained.
2.11 Fees and Compensation of Directors. Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board shall have the authority to fix the compensation of directors.
2.12 Removal of Directors. Any director or the entire Board may be removed as provided in the certificate of incorporation and Section 141(k) of the DGCL.
No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
ARTICLE III — COMMITTEES
3.1 Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Company. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopt, amend or repeal any bylaw of the Company.
3.2 Committee Minutes. Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the Board, or the committee, when required.
3.3 Meetings and Actions of Committees. A majority of the directors then serving on a committee or subcommittee shall constitute a quorum for the transaction of business by the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater or lesser number, provided that in no case shall a quorum be less than 1/3 of the directors then serving on the committee or subcommittee. The vote of the majority of the members of a committee or subcommittee present at a meeting at which a quorum is present shall be the act of the committee or subcommittee, unless the certificate of incorporation, these bylaws, a resolution of the Board or a resolution of a committee that created the subcommittee requires a greater number. Meetings and actions of committees and subcommittees shall otherwise be governed by, and held and taken in accordance with, the provisions of:
(i) section 2.5 (Place of Meetings; Meetings by Telephone);
(ii) section 2.7 (Regular Meetings);
(iii) section 2.8 (Special Meetings; Notice);
(iv) section 2.9 (Quorum; Voting);
(v) section 2.10 (Board Action by Written Consent Without a Meeting); and
(vi) section 7.4 (Waiver of Notice)
with such changes in the context of those bylaws as are necessary to substitute the committee or subcommittee and its members for the Board and its members. However:
(i) the time and place of regular meetings of committees and subcommittees may be determined either by resolution of the Board or by resolution of the committee or subcommittee;
(ii) special meetings of committees and subcommittees may also be called by resolution of the Board or the committee or subcommittee; and
(iii) notice of special meetings of committees and subcommittees shall also be given to all alternate members, as applicable, who shall have the right to attend all meetings of the committee or subcommittee. The Board, or, in the absence of any such action by the Board, the committee or subcommittee, may adopt rules for the government of any committee or subcommittee not inconsistent with the provisions of these bylaws.
Any provision in the certificate of incorporation providing that one or more directors shall have more or less than one vote per director on any matter shall apply to voting in any committee or subcommittee, unless otherwise provided in the certificate of incorporation or these bylaws.
3.4 Subcommittees. Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.
ARTICLE IV — OFFICERS
4.1 Officers. The officers of the Company shall be a Chief Executive Officer, a President and a Secretary. The Company may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, one or more Vice Presidents, a Chief Financial Officer, Chief Operating Officer, a Treasurer, one or more Assistant Treasurers, one or more Assistant Secretaries and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.
4.2 Appointment of Officers. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of section 4.3 of these bylaws.
4.3 Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority and perform such duties as are provided in these bylaws or as the Board may from time to time determine.
4.4 Removal and Resignation of Officers. Any officer may be removed, either with or without cause, by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof or by any officer upon whom such power of removal has been conferred by the Board or, for the avoidance of doubt, any duly authorized committee or subcommittee thereof.
Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.
4.5 Vacancies in Offices. Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in section 4.3 of these bylaws.
4.6 Representation of Securities of Other Corporations or Entities. Unless otherwise directed by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President or any other person authorized by the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President is authorized to vote, represent and exercise on behalf of the Company all rights incident to any and all shares or other securities or interests in, or issued by, any other entity or entities, and all rights incident to any management authority conferred on the Company in accordance with the governing documents of any entity or entities, standing in the name of the Company, including the right to act by written consent in lieu of a meeting. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.
4.7 Authority and Duties of Officers. Except as otherwise provided in these bylaws, the officers of the Company shall have such powers and duties in the management of the Company as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.
ARTICLE V — INDEMNIFICATION
5.1 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Company) by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.
5.2 Indemnification of Directors and Officers in Actions by or in the Right of the Company. Subject to the other provisions of this Article V, the Company shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Company, or is or was a director or officer of the Company serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
5.3 Successful Defense. To the extent that a present or former director or officer (as such term is defined in Section 145(c) of the DGCL) of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding described in section 5.1 or section 5.2 of these bylaws, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4 Indemnification of Others. Subject to the other provisions of this Article V, the Company shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The Board shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.
5.5 Advanced Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Company in defending any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by former directors and officers or other employees and agents of the Company or by persons serving at the request of the Company as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Company deems appropriate. The right to advancement of expenses shall not apply to any Proceeding (or any part of any Proceeding) for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding (or any part of any Proceeding) referenced in section 5.6(ii) or 5.6(iii) of these bylaws prior to a determination that the person is not entitled to be indemnified by the Company.
5.6 Limitation on Indemnification. Subject to the requirements in section 5.3 of these bylaws and the DGCL, the Company shall not be obligated to indemnify any person pursuant to this Article V in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Company by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Company, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Company of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Company or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law, (c) otherwise required to be made under section 5.7 of these bylaws or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.
5.7 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article V is not paid by the Company or on its behalf within 90 days after receipt by the Company of a written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. To the extent not prohibited by law, the Company shall indemnify such person against all expenses actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Company under this Article V, to the extent such person is successful in such action. In any such suit, the Company shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.
5.8 Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the certificate of incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Company is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.
5.9 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Company would have the power to indemnify such person against such liability under the provisions of the DGCL.
5.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
5.11 Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or these bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.
5.12 Certain Definitions. For purposes of this Article V, references to the “Company” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; references to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Article V.
ARTICLE VI — STOCK
6.1 Stock Certificates; Partly Paid Shares. The shares of the Company shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Company. Unless otherwise provided by resolution of the Board, every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of, the Company by any two officers of the Company representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Company with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Company shall not have power to issue a certificate in bearer form.
The Company may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Company in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Company shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2 Special Designation on Certificates. If the Company is authorized to issue more than one class of stock or more than one series of any class, then the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Company shall issue to represent such class or series of stock; provided that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Company shall issue to represent such class or series of stock, a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the registered owner thereof shall be given a notice, in writing or by electronic transmission, containing the information required to be set forth or stated on certificates pursuant to this section 6.2 or Sections 156, 202(a), 218(a) or 364 of the DGCL or with respect to this section 6.2 a statement that the Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.
6.3 Lost Certificates. Except as provided in this section 6.3, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Company and cancelled at the same time. The Company may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Company may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
6.4 Dividends. The Board, subject to any restrictions contained in the certificate of incorporation or applicable law, may declare and pay dividends upon the shares of the Company’s capital stock. Dividends may be paid in cash, in property or in shares of the Company’s capital stock, subject to the provisions of the certificate of incorporation.
The Board may set apart out of any of the funds of the Company available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.
6.5 Stock Transfer Agreements. The Company shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.
6.6 Registered Stockholders. The Company:
(i) shall be entitled to treat the person registered on its books as the owner of any share or shares as the person exclusively entitled to receive dividends, vote, receive notifications and otherwise exercise all the rights and powers of an owner of such share or shares; and
(ii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.
6.7 Transfers. Transfers of record of shares of stock of the Company shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer.

ARTICLE VII— MANNER OF GIVING NOTICE AND WAIVER
7.1 Notice of Stockholders Meetings.
Notice of any meeting of stockholders shall be given in the manner set forth in the DGCL.
7.2 Notice to Stockholders Sharing an Address.
Except as otherwise prohibited under the DGCL, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Company under the provisions of the DGCL, the certificate of incorporation or these bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any stockholder who fails to object in writing to the Company, within 60 days of having been given written notice by the Company of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice. This section 7.2 shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.
7.3 Notice to Person with Whom Communication is Unlawful.
Whenever notice is required to be given, under the DGCL, the certificate of incorporation or these bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Company is such as to require the filing of a certificate under the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.
7.4 Waiver of Notice.
Whenever notice is required to be given under any provision of the DGCL, the certificate of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the certificate of incorporation or these bylaws.
ARTICLE VIII — GENERAL MATTERS
8.1 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.
8.2 Seal. The Company may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.
8.3 Annual Report. The Company shall cause an annual report to be sent to the stockholders of the Company to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending an annual report to the stockholders of the Company is expressly waived (to the extent permitted under applicable law).
8.4 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the DGCL shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes a corporation, any other entity and a natural person.
8.5 Forum Selection.
Unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery does not have jurisdiction, another State court in Delaware or the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, stockholder, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action arising pursuant to any provision of the DGCL or the certificate of incorporation or these bylaws (as either may be amended from time to time) or (d) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (a) through (d) above, any claim as to which such court determines that there is an indispensable party not subject to the jurisdiction of such court (and the indispensable party does not consent to the personal jurisdiction of such court within 10 days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than such court or for which such court does not have subject matter jurisdiction. For the avoidance of doubt, nothing contained in this first paragraph of section 8.5 shall apply to any action brought to enforce a duty or liability created by the Securities Act of 1933 or the 1934 Act or any successor thereto.
Unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.
Any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to the provisions of this section 8.5.
ARTICLE IX — AMENDMENTS
These bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the Company may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.
A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.